       AS FILED WITH SECURITIES AND EXCHANGE COMMISSION ON APRIL 28, 2011.

                                                            FILE NOS. 333-137860
                                                                       811-07727
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM N-4
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                            Pre-Effective Amendment No.                          [ ]

                           Post-Effective Amendment No. 12                       [X]


                                     and/or

                             REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

                                  Amendment No. 13                               [X]


                        (Check Appropriate Box or Boxes)

                                  ------------

                          VARIABLE ANNUITY ACCOUNT FIVE
                           (Exact Name of Registrant)

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                               (Name of Depositor)

                               1 SUNAMERICA CENTER
                       LOS ANGELES, CALIFORNIA 90067-6022
              (Address of Depositor's Principal Offices) (Zip Code)

        Depositor's Telephone Number, including Area Code: (800) 871-2000


                             MALLARY L. REZNIK, ESQ.
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                               1 SUNAMERICA CENTER
                       LOS ANGELES, CALIFORNIA 90067-6022
      (Name and Address of Agent for Service for Depositor and Registrant)


Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:




[ ] immediately upon filing pursuant to paragraph (b) of Rule 485



[X] on May 2, 2011 pursuant to paragraph (b) of Rule 485


[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ] on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Units of interest in Variable Annuity Account Five of SunAmerica Annuity and Life Assurance Company under variable annuity contracts.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          VARIABLE ANNUITY ACCOUNT FIVE

                              PART A -- PROSPECTUS

Incorporated by reference to the Prospectus as filed under Form N-4, Post-Effective Amendment No. 10 under the Securities Act of 1933 and Amendment No. 11 under the Investment Company Act of 1940, File Nos. 333-137860 and 811-07727, filed on August 26, 2010, Accession No. 0000950123-10-081262.

A supplement dated May 2, 2011 to the Prospectus is included in Part A of this Post-Effective Amendment No. 12 under the Securities Act of 1933 and Amendment No. 13 under the Investment Company Act of 1940, File Nos. 333-137860 and 811-07727.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
--------------------------------------------------------------------------------

                          VARIABLE ANNUITY ACCOUNT FIVE
                                SUPPLEMENT TO THE
                  SEASONS SELECT II VARIABLE ANNUITY PROSPECTUS
                              DATED AUGUST 27, 2010
--------------------------------------------------------------------------------

THE DATE OF THE PROSPECTUS HAS BEEN CHANGED TO MAY 2, 2011. ALL REFERENCES IN THE PROSPECTUS TO THE DATE OF THE STATEMENT OF ADDITIONAL INFORMATION ARE HEREBY CHANGED TO MAY 2, 2011.

On October 4, 2010, the Large Cap Composite Variable Portfolio was merged into the Large Cap Growth Variable Portfolio; the Focus Growth and Income Variable Portfolio was merged into the Focus Growth Variable Portfolio; and the Focus TechNet Variable Portfolio was merged into the Focus Growth Variable Portfolio. All references to Large Cap Composite Variable Portfolio, Focus Growth and Income Variable Portfolio and Focus TechNet Variable Portfolio in the prospectus are hereby deleted in their entirety.

THE FOLLOWING REPLACES THE UNDERLYING FUND EXPENSES IN THE FEE TABLE SECTION OF THE PROSPECTUS:

UNDERLYING FUND EXPENSES (AS OF DECEMBER 31, 2010)

TOTAL ANNUAL UNDERLYING FUND EXPENSES                     MINIMUM        MAXIMUM
-------------------------------------                     -------        -------
(expenses that are deducted from Trusts assets,
including management fees, 12b-1 fees, if
applicable, and other expenses)                             0.68%         1.86%

THE FOLLOWING REPLACES THE MAXIMUM AND MINIMUM EXPENSE EXAMPLES IN THE
PROSPECTUS:

================================================================================

       MAXIMUM AND MINIMUM EXPENSE EXAMPLES IF YOU ELECT SEASONS REWARDS

MAXIMUM EXPENSE EXAMPLES
(assuming maximum separate account annual expenses of 1.80%, (including the optional Maximum Anniversary Value Death Benefit (0.15%) and EstatePlus (0.25%)), the optional MarketLock Income Plus feature (1.35%) and investment in an Underlying Fund with total expenses of 1.86%).

(1)   If you surrender your contract at the end of the applicable time period:

            1 YEAR           3 YEARS           5 YEARS           10 YEARS
        =====================================================================
            $1,406           $2,217            $3,126             $5,045
        =====================================================================

(2) If you do not surrender or annuitize your contract at the end of the applicable time period:

            1 YEAR           3 YEARS           5 YEARS           10 YEARS
        =====================================================================
             $506            $1,517            $2,526             $5,045
        =====================================================================

MINIMUM EXPENSE EXAMPLES
(assuming minimum separate account annual expenses of 1.40%, no election of optional features, and investment in an Underlying Fund with total expenses of 0.68%)

(1)   If you surrender your contract at the end of the applicable time period:

            1 YEAR           3 YEARS           5 YEARS           10 YEARS
        =====================================================================
            $1,116           $1,367            $1,744             $2,462
        =====================================================================

(2) If you do not surrender or annuitize your contract at the end of the applicable time period:

            1 YEAR           3 YEARS           5 YEARS           10 YEARS
        =====================================================================
             $216             $667             $1,144             $2,462
        =====================================================================

================================================================================

================================================================================

    MAXIMUM AND MINIMUM EXPENSE EXAMPLES IF YOU DO NOT ELECT SEASONS REWARDS

THE FOLLOWING REPLACES THE MAXIMUM AND MINIMUM EXPENSE EXAMPLES IN THE
PROSPECTUS:

MAXIMUM EXPENSE EXAMPLES
(assuming maximum separate account annual expenses of 1.80%, (including the optional Maximum Anniversary Value Death Benefit (0.15%), and EstatePlus (0.25%)), the optional MarketLock Income Plus feature (1.35%) and investment in an Underlying Fund with total expenses of 1.86%).

(1)   If you surrender your contract at the end of the applicable time period:

            1 YEAR           3 YEARS           5 YEARS           10 YEARS
        =====================================================================
            $1,206           $2,117            $2,926             $5,045
        =====================================================================

(2) If you do not surrender or annuitize your contract at the end of the applicable time period:

            1 YEAR           3 YEARS           5 YEARS           10 YEARS
        =====================================================================
             $506            $1,517            $2,526             $5,045
        =====================================================================


MINIMUM EXPENSE EXAMPLES
(assuming minimum separate account annual expenses of 1.40%, no election of optional features, and investment in an Underlying Fund with total expenses of 0.68%)

(1)   If you surrender your contract at the end of the applicable time period:

            1 YEAR           3 YEARS           5 YEARS           10 YEARS
        =====================================================================
             $916            $1,267            $1,544             $2,462
        =====================================================================

(2) If you do not surrender or annuitize your contract at the end of the applicable time period:

            1 YEAR           3 YEARS           5 YEARS           10 YEARS
        =====================================================================
             $216             $667             $1,144             $2,462
        =====================================================================

THE FOLLOWING REPLACES THE SECOND PARAGRAPH UNDER THE SUBHEADING, "OWNERSHIP STRUCTURE OF THE COMPANY" IN THE OTHER INFORMATION SECTION OF THE PROSPECTUS:

AIG is a leading international insurance organization with operations in more than 130 countries and jurisdictions. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange, as well as the stock exchanges in Ireland and Tokyo.

On September 22, 2008, AIG entered into a revolving credit facility ("FRBNY Credit Facility") with the Federal Reserve Bank of New York ("NY Fed"). In connection with the FRBNY Credit Facility, on March 4, 2009, AIG issued its Series C Perpetual, Convertible, Participating Preferred Stock (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"). The Series C shares were entitled to approximately 77.8% of the voting power of AIG's outstanding stock.

On January 14, 2011, AIG completed a series of previously announced integrated transactions (the "Recapitalization") to recapitalize AIG. In the Recapitalization, AIG repaid the Federal Reserve Bank of New York ("NY Fed") approximately $21 billion in cash, representing all amounts owing under the FRBNY Credit Facility and the facility was terminated. Also as part of the Recapitalization, (i) the Series C Preferred Stock was exchanged for shares of AIG Common Stock and subsequently transferred to the U.S. Department of the Treasury (the "Treasury Department") and the Trust, which had previously held all shares of the Series C Preferred Stock, was terminated, (ii) AIG's Series E Preferred Shares and Series F Preferred Shares were exchanged for shares of AIG Common Stock and a new Series G Preferred Shares (which functions as a $2 billion commitment to provide funding that AIG will have the discretion and option to use). As a result of the Recapitalization, the Treasury Department will be a majority shareholder of AIG Common Stock. These transactions do not alter the Company's obligations to you. It is expected that over time the Treasury Department will sell its shares of the AIG Common Stock to the open market.

More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission ("SEC") at www.sec.gov. For information on how to locate these documents, SEE FINANCIAL STATEMENTS, BELOW.


                Please keep this Supplement with your Prospectus

Dated: May 2, 2011

                  PART B -- STATEMENT OF ADDITIONAL INFORMATION

Certain information required in Part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with a "P" are made by reference to the captions in the Prospectus.

ITEM NUMBER
IN FORM N-4                                                    CAPTION
-----------                                                    -------
15.  Cover Page..............................   Cover Page
16.  Table of Contents.......................   Table of Contents
17.  General Information and History.........   The Seasons Select II Variable
                                                Annuity (P);
                                                Separate Account; General Account
                                                (P);
                                                Investment Options (P);
                                                Other Information (P)
18.  Services................................   Other Information (P)
19.  Purchase of Securities Being Offered....   Purchasing a Seasons Select II
                                                Variable Annuity (P)
20.  Underwriters............................   Distribution of Contracts
21.  Calculation of Performance Data.........   Performance Data
22.  Annuity Payments........................   Annuity Income Options (P);
                                                Income Payments; Annuity Unit Values
23.  Financial Statements....................   Depositor: Other Information (P);
                                                Financial Statements; Registrant:
                                                Financial Statements


                                     PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                       STATEMENT OF ADDITIONAL INFORMATION

              FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACTS

                                    ISSUED BY

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                               IN CONNECTION WITH

                          VARIABLE ANNUITY ACCOUNT FIVE

                       SEASONS SELECT II VARIABLE ANNUITY



This Statement of Additional Information is not a prospectus; it should be read with the prospectus dated May 2, 2011, relating to the annuity contracts described above, a copy of which may be obtained without charge by calling
(800) 445-7862 or by written request addressed to:


                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                             ANNUITY SERVICE CENTER
                                  PO. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299


      THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS MAY 2, 2011.

                               TABLE OF CONTENTS


Separate Account and the Company...........................................    3

General Account............................................................    4

Master-Feeder Structure....................................................    5

Performance Data...........................................................    6

Annuity Income Payments....................................................   10

Annuity Unit Values........................................................   11

Taxes......................................................................   15

Broker-Dealer Firms Receiving Revenue Sharing Payments.....................   25

Distribution of Contracts..................................................   26

Financial Statements

   Separate Account Financial Statements...................................   26

   SunAmerica Annuity and Life Assurance Company...........................   26

   American International Group, Inc. Financial Information................   27

SEPARATE ACCOUNT AND THE COMPANY
--------------------------------------------------------------------------------

Variable Annuity Account Five ("Separate Account") was originally established by Anchor National Life Insurance Company ("Anchor National") on July 8, 1996 pursuant to the provisions of Arizona law, as a segregated asset account of Anchor National. Anchor National was incorporated in the State of California on April 12, 1965. Anchor National redomesticated to the State of Arizona on January 1, 1996. Effective March 1, 2003, Anchor National changed its name to AIG SunAmerica Life Assurance Company ("SunAmerica Life"). Effective July 20, 2009, SunAmerica Life changed its name to SunAmerica Annuity and Life Assurance Company (the "Company"). These were name changes only and did not affect the substance of any contract.

The Company is an indirect, wholly owned subsidiary of American International Group, Inc. ("American International Group"), a Delaware corporation. The Company is an Arizona-domiciled life insurance company principally engaged in the business of writing variable annuity contracts directed to the market for tax-deferred, long-term savings products. The Separate Account meets the definition of a "Separate Account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or the Company by the SEC.

The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company.

The Separate Account is divided into Variable Portfolios, with the assets of each Variable Portfolio invested in the shares of one or more Underlying Funds. The Company does not guarantee the investment performance of the Separate Account, its Variable Portfolios, or the Underlying Funds. Values allocated to the Separate Account and the amount of variable annuity income payments will vary with the values of shares of the Underlying Funds, and are also reduced by insurance charges and fees.

The basic objective of a variable annuity contract is to provide variable annuity income payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable annuity income payments will reflect the investment performance of the Separate Account with respect to amounts allocated to it both before and after the Annuity Date. Since the Separate Account is always fully invested in shares of the Underlying
Funds, its investment performance reflects the investment performance of those entities. The values of such shares held by the Separate Account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the underlying funds' managements to make necessary changes in their Variable Portfolios to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable annuity income payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable annuity income payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable annuity income payments).


GENERAL ACCOUNT
--------------------------------------------------------------------------------

The General Account is made up of all of the general assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company. A Purchase Payment may be allocated to the fixed and/or DCA fixed account options of various available periods offered in connection with the general account, as elected by the owner purchasing a contract. The DCA fixed accounts are not available if the Seasons Reward Program is elected. Other fixed account options may be available to you. Please refer to your contract for additional information. Assets supporting amounts allocated to a fixed investment option become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

MASTER-FEEDER STRUCTURE
--------------------------------------------------------------------------------

The following Underlying Funds currently do not buy individual securities directly: American Funds Global Growth SAST Portfolio, American Funds Growth SAST Portfolio, American Funds Growth-Income SAST Portfolio, and American Funds Asset Allocation SAST Portfolio (the "Feeder Funds"). Instead, each Feeder Fund invests all of its investment assets in a corresponding "Master Fund" of American Funds Insurance Series(R), managed by Capital Research and Management Company ("Capital Research").

Because each Feeder Fund invests all of its assets in a Master Fund, the investment adviser to the Feeder Funds, SunAmerica Asset Management Corp. ("SAAMCo") does not provide any portfolio management services for the Feeder Funds. SAAMCo provides those services for the Feeder Funds that are normally provided by a fund's investment adviser with the exception of portfolio management. Such services include, but are not limited to: monitoring the ongoing investment performance of the Master Funds, monitoring the Feeder Funds' other service providers, facilitating the distribution of Master Fund shareholder materials to Feeder Fund shareholders and providing such other services as are necessary or appropriate to the efficient operation of the Feeder Funds with respect to their investment in the corresponding Master Funds. Pursuant to its investment advisory agreement with SunAmerica Series Trust, SAAMCo will provide these services so long as a Feeder Fund is a "feeder fund" investing in a Master Fund.

SAAMCo has contractually agreed to waive 0.70% of its advisory fee for so long as the Feeder Fund is operated as a feeder fund. Under the master-feeder structure, however, each Feeder Fund may withdraw its entire investment from its corresponding Master Fund if the Feeder Fund Board determines that it is in the best interests of the Feeder Fund and its shareholders to do so. If the Underlying Fund ceases to operate as a "feeder fund," SAAMCo will serve as investment manager for the Feeder Fund.

The terms "Feeder Fund" and "Master Fund" as used in the Prospectus are used for ease of relevant disclosure. There are a number of differences between arrangements commonly referred to as master-feeder funds, and the investments by the Feeder Funds in the Master Funds described in the Prospectus. These differences include the following:

     - Advisory fees commonly are assessed by the master fund, but not by the feeder fund. The Master Funds and the Feeder Funds both have investment advisory fees. (However, as described above, SAAMCo's advisory fee is solely attributable to administrative services, not portfolio management. Moreover, SAAMCo has contractually agreed to waive certain Feeder
       Fund advisory fees for as long as the Feeder Funds invest in a Master
       Fund); and

     - Master funds commonly sell their shares only to feeder funds. The Master Funds in which the Feeder Funds invest also sell their shares to separate accounts of life insurance companies to fund variable annuity contracts and variable life insurance contracts issued by the companies.

PERFORMANCE DATA
--------------------------------------------------------------------------------

From time to time, we periodically advertise performance data relating to Variable Portfolios and Underlying Funds. We will calculate performance by determining the percentage change in the value of an Accumulation Unit by dividing the increase (or decrease) for that unit by the value of the Accumulation Unit at the beginning of the period. This performance number reflects the deduction of the Separate Account charges (including certain death benefit rider charges) and the Underlying Fund expenses. It does not reflect the deduction of any applicable contract maintenance fee, withdrawal (or sales) charges, if applicable, or optional feature charges. The deduction of these charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will include total return figures which reflect the deduction of the Separate Account charges (including certain death benefit charges), contract maintenance fee, withdrawal (or sales) charges and the Underlying Fund expenses.

We may advertise the optional living benefits and death benefits using illustrations showing how the benefit works with historical performance of specific Underlying Funds or with a hypothetical rate of return (which will not exceed 12%) or a combination of historical and hypothetical returns. These illustrations will reflect the deduction of all applicable charges including the Underlying Fund expenses.

The Separate Account may advertise "total return" data for the Variable Portfolios. Total return figures are based on historical data and are not intended to indicate future performance. "Total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period).

For periods starting prior to the date the Variable Portfolios first became available through the Separate Account, the total return data for the Variable Portfolios of the Separate Account will be derived from the performance of the corresponding Underlying Funds, modified to reflect the charges and expenses as if the contract had been in existence since the inception date of each respective Underlying Fund. Further, returns shown are for the original class of shares of certain Underlying Funds, adjusted to reflect the fees and charges for the newer class of shares until performance for the newer class becomes available. Returns of the newer class of shares will be lower than those of the original class since the newer class of shares is subject to (higher) service fees. We commonly refer to these performance calculations as hypothetical adjusted historical returns. Performance figures similarly adjusted but based on the Underlying Funds' performance (outside of this Separate Account) should not be construed to be actual historical performance of the relevant Separate Account's Variable Portfolio. Rather, they are intended to indicate the historical performance of the corresponding Underlying Funds, adjusted to provide direct comparability to the performance of the Variable Portfolios after the date the contracts were first offered to the public (reflecting certain contractual fees and charges).

Performance data for the various Variable Portfolios are computed in the manner described below.

CASH MANAGEMENT PORTFOLIO

Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:


For contracts without the Seasons Rewards Program:
--------------------------------------------------

                   Base Period Return = (EV - SV - CMF)/(SV)

For contracts with the Seasons Rewards Program:
-----------------------------------------------

                 Base Period Return = (EV - SV - CMF + E)/(SV)

    where:

        SV = value of one Accumulation Unit at the start of a 7 day period

        EV = value of one Accumulation Unit at the end of the 7 day period

        CMF = an allocated portion of the $35 annual Contract Maintenance Fee, prorated for 7 days

        E = Premium Enhancement Rate, prorated for 7 days

The change in the value of an Accumulation Unit during the 7 day period reflects the income received minus any expenses accrued, during such 7 day period. The Contract Maintenance Fee (CMF) is first allocated among the Variable Portfolios and the general account so that each Variable Portfolio's allocated portion of the fee is proportional to the percentage of the number of accounts that have money allocated to that Variable Portfolio. The fee is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical contract bears to the value of an account of average size for contracts funded by the Cash Management Portfolio. Finally, as is done with the other charges discussed above, the result is multiplied by the fraction 7/365 to arrive at the portion attributable to the 7 day period.

The current yield is then obtained by annualizing the Base Period Return:

                 Current Yield = (Base Period Return) x (365/7)


The Cash Management Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the underlying fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:


     Effective Yield = [(Base Period Return + 1) TO THE POWER OF 365/7 - 1]


The yield quoted should not be considered a representation of the yield of the Cash Management Portfolio in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held by the underlying fund and changes in interest rates on such investments.

Yield information may be useful in reviewing the performance of the Cash Management Portfolio and for providing a basis for comparison with other investment alternatives. However, the Cash Management Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time. In periods of very low short-term interest rates, the Portfolio's yield may become negative, which may result in a decline in value of your investment.

OTHER PORTFOLIOS

The Variable Portfolios of the Separate Account other than the Cash Management Portfolio compute their performance data as "total return."

Total return for a Variable Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:


For contracts without the Seasons Rewards Program:
--------------------------------------------------


                       P (1 + T) TO THE POWER OF n = ERV


For contracts with the Seasons Rewards Program:
-----------------------------------------------



                   [P (1 + E)](1 + T) TO THE POWER OF n = ERV


    where:

        P = a hypothetical initial payment of $1,000

        T = average annual total return

        n = number of years


        E = Payment Enhancement Rate


        ERV = redeemable value of a hypothetical $1,000 payment made at the beginning of the 1,5 or 10 year period as of the end of the period (or fractional portion thereof)

Standardized performance for the Variable Portfolios and Strategies available in this contract reflect total returns using the method of computation discussed below:

    - Using the seven year surrender charge schedule available on contracts issued without the Seasons Rewards Program. No enhancement is reflected under the calculation, as the Payment Enhancement is not available unless the Seasons Rewards is elected; AND


    - Using the nine year surrender charge schedule available on contracts issued with the Seasons Rewards Program, including the minimum Upfront Payment Enhancement of 2% of Purchase Payments and calculating the value after redemption only based on the initial $1,000 Purchase Payment.

We may, from time to time, advertise other variations of performance along with the standardized performance as described above. We may, in sales literature, show performance only applicable to one surrender charge schedule to a contract holder who has already the contract with or without the Seasons Rewards Program. However, we will not report performance for the contract featuring the Seasons Rewards Program, unless net of withdrawal charges.

The total return figures reflect the effect of certain non-recurring and recurring charges. The applicable withdrawal charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption. Total return figures are derived from historical data and are not intended to be a projection of future performance.


ANNUITY INCOME PAYMENTS
--------------------------------------------------------------------------------

INITIAL MONTHLY ANNUITY INCOME PAYMENTS

     The initial Annuity Income Payment is determined by applying separately that portion of the contract value allocated to the fixed account options and the Variable Portfolio(s), less any premium tax, and then applying it to the annuity table specified in the contract for fixed and variable Annuity Income Payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any, and the annuity income option selected.

     The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly Annuity Income Payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable Annuity Income Payment. The number of Annuity Units determined for the first variable Annuity Income Payment remains constant for the second and subsequent monthly variable Annuity Income Payments, assuming that no reallocation of contract values is made.

SUBSEQUENT MONTHLY ANNUITY INCOME PAYMENTS

For fixed annuity income payments, the amount of the second and each subsequent monthly annuity income payment is the same as that determined above for the first monthly annuity income payment.

The amount of the second and each subsequent monthly variable annuity income payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly annuity income payment, above, by the Annuity Unit Value as of the day preceding the date on which each annuity income payment is due.


ANNUITY UNIT VALUES
--------------------------------------------------------------------------------

The value of an Annuity Unit is determined independently for each Variable Portfolio. The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceeds 3.5%, variable annuity income payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable annuity income payments will decrease over time. If the net investment rate equals 3.5%, the variable annuity income payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for annuity income payments to increase (or not to decrease).

The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each annuity income payment will vary accordingly.

For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of Variable Portfolios from one month to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

The NIF for any Variable Portfolio for a certain month is determined by dividing
(a) by (b) where:

(a) is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and

(b) is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.

The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results from no change; a NIF greater than 1.000 results from an increase; and a NIF less than 1.000 results from a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of the shares of the Underlying Funds in which the Variable Portfolio invests; it is also reduced by separate account asset charges.

ILLUSTRATIVE EXAMPLE

Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:

                              NIF = ($11.46/$11.44)

                                  = 1.00174825

ILLUSTRATIVE EXAMPLE

The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of
3.5 percent per annum upon which the annuity income payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable annuity income payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of
3.5 percent per annum is:

                        1/[(1.035)/\(1/12)] = 0.99713732

In the example given above, if the Annuity Unit value for the Variable Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

               $10.103523 x 1.00174825 x 0.99713732 = $10.092213

To determine the initial payment, the initial annuity payment for variable annuitization is calculated based on our mortality expectations and an assumed interest rate (AIR) of 3.5%. Thus the initial variable annuity payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.

The Net Investment Factor (NIF) measures the performance of the funds that are the basis for the amount of future annuity payments. This performance is compared to the AIR, and if the growth in the NIF is the same as the AIR rate the payment remains the same as the prior month. If the rate of growth of the NIF is different than the AIR, then the payment is changed proportionately to the ratio (1+NIF)/(1+AIR), calculated on a monthly basis. If the NIF is greater than the AIR, then this proportion is greater than one and payments are increased. If the NIF is less than the AIR, then this proportion is less than one and payments are decreased.

VARIABLE ANNUITY INCOME PAYMENTS

ILLUSTRATIVE EXAMPLE

Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Variable Portfolio. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract as a life annuity with 120 monthly annuity income payments guaranteed. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P's Account Value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Variable Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second annuity income payment date is $13.327695.

P's first variable annuity income payment is determined from the annuity rate tables in P's contract, using the information assumed above. From the tables, which supply monthly annuity income payments for each $1,000 of applied contract value, P's first variable annuity income payment is determined by multiplying the monthly installment of $5.42 (Option 4 tables, male Annuitant age 60 at the Annuity Date) by the result of dividing P's account value by $1,000:

             First Payment = $5.42 x ($116,412.31/$1,000) = $630.95

The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable annuity income payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

                 Annuity Units = $630.95/$13.256932 = 47.593968

P's second variable annuity income payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

               Second Payment = 47.593968 x $13.327695 = $634.32

The third and subsequent variable annuity income payments are computed in a manner similar to the second variable annuity income payment.


Note that the amount of the first variable annuity income payment depends on the contract value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable annuity income payments.

                                     TAXES
--------------------------------------------------------------------------------

GENERAL

Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances.

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC") governs taxation of annuities in general. A natural owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump-sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For Non-Qualified contracts, the cost basis is generally the Purchase Payments. The taxable portion of the lump-sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

If you purchase your contract under one of a number of types of employer-sponsored retirement plans, as an individual retirement annuity, or under an individual retirement account, your contract is referred to as a Qualified Contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and Individual Retirement Accounts (IRAs), Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a designated Roth account in a 403(b), 401(k), or governmental 457(b) plan, and you may have cost basis in a traditional IRA or in another Qualified contract.

For annuity payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the

Contracts should seek competent financial advice about the tax consequences of any distributions.

On March 30, 2010 the Health Care and Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which goes into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ("MAGI") ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person. This new tax generally does not apply to Qualified contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

WITHHOLDING TAX ON DISTRIBUTIONS

Generally, you have not paid any federal taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax Roth IRA contributions, designated Roth contributions to a 403(b), 401(k), or governmental 457(b) plan. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from designated Roth accounts in a 403(b), 401(k) or governmental 457(b) plan, and withdrawals generally from Qualified contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Qualified Distributions from Roth IRAs, designated Roth accounts in 403(b), 401(k), and governmental 457(b) plans which satisfy certain qualification requirements, including at least five years in a Roth account under the plan or IRA and either attainment of age 59 1/2, death or disability (or, if an IRA for the purchase of a first home), will not be subject to federal income taxation.

The taxable portion of any withdrawal or income payment from a Qualified contract will be subject to an additional 10% federal penalty tax, under the IRC, except in the following circumstances:

     -    after attainment of age 59 1/2;

     -    when paid to your beneficiary after you die;

     -    after you become disabled (as defined in the IRC);

     - as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

     -    dividends paid with respect to stock of a corporation described in IRC
          Section 404(k);

     - for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

     - payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);

     - for payment of health insurance if you are unemployed and meet certain requirements;

     -    distributions from IRAs for higher education expenses;

     -    distributions from IRAs for first home purchases;

     - amounts distributed from a Code Section 457(b) plan other than amounts representing rollovers from an IRA or employer sponsored plan to which the 10% penalty would otherwise apply; and

     - The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty after September 11, 2001 and payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers, which are federal income tax-free.

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold federal tax on the taxable portion of any distribution or withdrawal from a contract, subject in certain instances to the payee's right to elect out of withholding or to elect a different rate of withholding. For "eligible rollover distributions" from contracts issued under certain types of qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" or transferred to another eligible plan in a direct "trustee-to- trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including distributions from IRAs can be waived. An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a traditional IRA or retirement plan qualified under Sections 401 or 403 or, if from a plan of a governmental employer, under Section 457(b) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; and (3) minimum distributions required to be made under the Code (4) distribution of contributions to a Qualified contract which were made in excess of the applicable contribution limit. Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a federal penalty tax on premature withdrawals, described later in this section. Only (1) the participant, or, (2) in the case of the participant's death, the participant's surviving spouse, or (3) in the case of a domestic relations order, the participant's spouse or ex-spouse may roll over a distribution into a plan of the participant's own. An exception to this rule is that a non-spousal beneficiary may, subject to plan provisions, roll inherited funds from an eligible retirement plan into an Inherited IRA. An Inherited IRA is an IRA created for the sole purpose of receiving funds inherited by non-spousal beneficiaries of eligible retirement plans. The distribution must be transferred to the Inherited IRA in a direct "trustee-to-trustee" transfer. Inherited IRAs must meet the distribution requirements relating to IRAs inherited by non-spousal beneficiaries under Code sections 408(a)(6) and (b)(3) and 401(a)(9).

Beginning in 2008, subject to federal income limitations, funds in a Qualified contract may be rolled directly over to a Roth IRA. Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

The Small Business Jobs Act of 2010 subsequently added the ability for "in-Plan" rollovers of eligible rollover distribution from pre-tax accounts to a designated Roth account in certain employer-sponsored plans which otherwise include or permit designated Roth accounts.

DIVERSIFICATION - SEPARATE ACCOUNT INVESTMENTS

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Non-Qualified variable annuity contracts. These requirements generally do not apply to Qualified contracts, which are considered "Pension Plan Contracts" for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

NON-NATURAL OWNERS

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person such as a corporation or certain other entities. Such Contracts generally will not be accorded tax-deferred status. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person or to Contracts held by qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

MULTIPLE CONTRACTS

The Code provides that multiple Non-Qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the federal tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Non-Qualified annuity contract from the same issuer in any calendar year.

TAX TREATMENT OF ASSIGNMENTS OF QUALIFIED CONTRACTS

Generally, a Qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the assignment is part of a permitted loan program under an employer-sponsored plan (other than a plan funded with IRAs) or pursuant to a domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (for many plans, a Qualified Domestic Relations Order, or QDRO), or, in the case of an IRA, pursuant to a decree of divorce or separation maintenance or a written instrument incident to such decree.

TAX TREATMENT OF GIFTING, ASSIGNING OR TRANSFERRING OWNERSHIP OF A NON-QUALIFIED CONTRACT

Under IRC Section 72(e), if you transfer ownership of your Non-Qualified Contract to a person other than your spouse (or former spouse if incident to divorce) for less than adequate consideration you will be taxed on the earnings above the purchase payments at the time of transfer. If you transfer ownership of your Non-Qualified Contract and receive payment less than the Contract's value, you will also be liable for the tax on the Contract's value above your purchase payments not previously withdrawn.

The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

FEDERAL WITHDRAWAL RESTRICTIONS FROM QUALIFIED CONTRACTS

The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other Qualified contracts. Withdrawals generally can only be made when an owner: (1) reaches age 59 1/2 (70 1/2 in the case of Section 457(b) Plans); (2) separates from employment from the employer sponsoring the plan; (3) dies; (4) becomes disabled (as defined in the IRC) (does not apply to section 457(b) plans); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner generally can only withdraw Purchase Payments. There are certain exceptions to these restrictions which are generally based upon the type of investment arrangement, the type of contributions, and the date the contributions were made. Transfers of amounts from one Qualified contract to another investment option under the same plan, or to another contract or account of the same plan type or from a qualified plan to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract or Plan. On July 26, 2007, the Department of the Treasury published final 403(b) regulations that are largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

Prior to the effective date of the final regulations, provisions applicable to tax-free transfers AND exchanges (both referred to below as "transfers") of 403(b) annuity contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 ("90-24 transfer"). Under these new rules, transfers are available only to the extent permitted under the employer's 403(b) plan once established. Additionally, transfers occurring after September 24, 2007 that did not comply with these new rules could have become taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer's 403(b) plan (other than a transfer to a contract or custodial account in a different plan), and the provider and employer failed to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a "failed" transfer that is subject to tax. Additional guidance issued by the IRS generally permits a failed transfer to be corrected no later than June 30, 2009 by re-transferring to a contract or custodial account that is part of the employer's 403(b) plan or that is subject to an information-sharing agreement with the employer.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

You may wish to discuss the new regulations and/or the general information above with your tax advisor.

PARTIAL 1035 EXCHANGES OF NON-QUALIFIED ANNUITIES

Section 1035 of the Code provides that a Non-Qualified annuity contract may be exchanged in a tax-free transaction for another Non-Qualified annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. In 1998, the U.S. Tax Court ruled that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a tax-free exchange. In 1999, the IRS acquiesced in that Tax Court decision, but stated that it would nonetheless continue to challenge partial exchange transactions under certain circumstances. In Notice 2003-51, published on July 9, 2003, the IRS announced that, pending the publication of final regulations, it will consider all the facts and circumstances to determine whether a partial exchange and subsequent withdrawal from, or surrender of, either the surviving annuity contract or the new annuity contract within 24 months of the partial exchange should be treated as an integrated transaction, and thus whether the two contracts should be treated as a single contract to determine the tax treatment of the surrender or withdrawal under Section 72 of the Code. The IRS made this earlier guidance permanent in Revenue Procedure 2008-24, superseding Notice 2003-51, although it shortened the presumption period from 24 months to 12 months. Revenue Procedure 2008-24 provides that a transfer will be treated as a tax-free exchange under Code section 1035 if either (a) no amounts are withdrawn from, or received in surrender of, either of the contracts involved in the exchange during the 12 months beginning on the date on which amounts are treated as received as premiums or other consideration paid for the contract received in exchange (the date of transfer); or (b) the taxpayer demonstrates that one of the conditions described in Code section 72(q) or any similar life event (such as divorce or loss of employment) occurred between the date of the transfer and the date of the withdrawal or surrender. We reserve the right to treat partial transfers as tax-reportable distributions, rather than as partial 1035 exchanges, in recognition of certain questions which remain notwithstanding recent IRS guidance on the subject. Such treatment for tax reporting purposes, however, should not prevent a taxpayer from taking a different position on their return, in accordance with the advice of their tax counsel or other tax consultant, if they believe the requirements of IRC Section 1035 have been satisfied. Owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.

QUALIFIED PLANS

The contracts offered by this prospectus are designed to be available for use under various types of qualified plans. Taxation of owners in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a qualified plan may be subject to limitations under the IRC and the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan. Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan. Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

(a) Plans of Self-Employed Individuals: "H.R. 10 Plans"

Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees, for federal tax purposes, until distributed from the plan if certain conditions are met. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Tax-Sheltered Annuities

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and not-for-profit organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract if certain conditions are met. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2011 is the lesser of 100% of includible compensation or $16,500. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with an eligible employer, and by an additional $5,500 in 2011 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2011 may not exceed the lesser of $49,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.

(c) Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or Roth) contribution for 2011 is the lesser of $5,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2011. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment. If neither the Owner or the Owner's spouse is covered by an employer retirement plan, the IRA contribution may be fully deductible. If the Owner, or if filing jointly, the Owner or spouse, is covered by an employer retirement plan, the Owner may be entitled to only a partial (reduced) deduction or no deduction at all, depending on adjusted gross income, The rules concerning what constitutes "coverage" are complex and purchasers should consult their tax advisor or Internal Revenue Service Publication 590 for more details. The effect of income on the deduction, is sometimes called the adjusted gross income limitation (AGI limit). A modified AGI at or below a certain threshold level allows a full deduction of contributions regardless of coverage under an employer's plan. If you and your spouse are filing jointly and have a modified AGI in 2011 of less than $90,000, your contribution may be fully deductible; if your income is between $90,000 and $110,000, your contribution may be partially deductible and if your income is $110,000 or more, your contribution may not be deductible. If you are single and your income in 2011 is less than $56,000, your contribution may be fully deductible; if your income is between $56,000 and $66,000, your contribution may be partially deductible and if your income is $66,000 or more, your contribution may not be deductible. If you are married filing separately and you lived with your spouse at anytime during the year, and your income exceeds $10,000, none of your contribution may be deductible. If you and your spouse file jointly, and you are not covered by a plan but your spouse is: if your modified AGI in 2011 is between $169,000 and $179,000, your contribution may be partially deductible.

(d) Roth IRAs

Section 408(A) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2011 is the lesser of $5,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2011. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, Roth IRAs have income limitations on who can establish such a contract. Generally, you can make a full or partial contribution to a Roth IRA if you have taxable compensation and your modified adjusted gross income in 2011 is less than:
$169,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $107,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. All persons may be eligible to convert a distribution from an employer-sponsored plan or from a traditional IRA into a Roth IRA. Conversions or rollovers from qualified plans into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

(e) Pension and Profit-Sharing Plans

Section 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, governmental employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan if certain conditions are met. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; investing and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) Deferred Compensation Plans - Section 457(b)

Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of employer sponsored retirement plans generally establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan if certain conditions are met. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. As of January 1, 1999, all 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.

ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001 AND PENSION PROTECTION ACT OF 2006

For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) expanded the range of eligible tax-free rollover distributions that may be made among qualified plans and increased contribution limits applicable to these plans. The changes made to the IRC by EGTRRA were scheduled to expire on December 31, 2010. The Pension Protection Act of 2006 made permanent those provisions of EGTRRA relating to IRAs and employer sponsored plans.

                               BROKER-DEALER FIRMS
                       RECEIVING REVENUE SHARING PAYMENTS


The following list includes the names of member firms of the FINRA (or their affiliated broker-dealers) that we believe received a revenue sharing payment of more than $5,000 as of the calendar year ending December 31, 2010, from SunAmerica Annuity and Life Assurance Company and First SunAmerica Life Insurance Company, both affiliated companies. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

Citigroup Global Markets Inc.
CUSO Financial Services, L.P.
Edward D. Jones & Co., L.P.
Financial Network Investment Corporation
FSC Securities Corp.
ING Financial Partners, Inc.
J.J.B. Hilliard, W.L. Lyons, Inc.
James Borello & Co
Lincoln Financial Advisor
Lincoln Financial Securities
LPL Financial Corporation
Morgan Keegan & Company, Inc.
Morgan Stanley & Co., Incorporated
Multi Financial Securities Corp.
NEXT Financial Group, Inc.
Primevest Financial Services, Inc.
Raymond James & Associates
Raymond James Financial
RBC Capital Markets Corporation
Royal Alliance Associates, Inc.
SagePoint Financial, Inc.
Sammons Securities Co. LLC
Securities America, Inc.
UBS Financial Services Inc.
Wells Fargo Advisor, LLC
Wescom Financial Services


We will update this list annually; interim arrangements may not be reflected. You are encouraged to review the prospectus for each Underlying Fund for any other compensation arrangements pertaining to the distribution of Underlying Fund shares.

Certain broker dealers with which we have selling agreements are our affiliates. In an effort to promote the sale of our products, affiliated firms may pay their registered representatives additional cash incentives which may include but are not limited to bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts, that they would not receive in connection with the sale of contracts issued by unaffiliated companies.


                  MARKETING EXPENSE PAYMENTS TO AMERICAN FUNDS

Pursuant to an agreement between the Company, Capital Research and Management Company and American Funds Distributors, Inc. ("AFD"), the Company will pay to AFD a marketing expense allowance for AFD's marketing assistance equal to 0.16% of Purchase Payments invested in Underlying Funds of American Funds Insurance Series. This expense is not paid directly by contract Owners.

DISTRIBUTION OF CONTRACTS
--------------------------------------------------------------------------------

The contracts are offered on a continuous basis through SunAmerica Capital Services, Inc., located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992. SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. The Company and SunAmerica Capital Services, Inc. are each an indirect, wholly owned subsidiary of American International Group. No underwriting fees are paid in connection with the distribution of the contracts.


FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


SEPARATE ACCOUNT FINANCIAL STATEMENTS

The following financial statements of Variable Annuity Account Five are incorporated by reference to Form N-4, Post-Effective Amendment No. 10 under the Securities Act of 1933 and Amendment No. 11 under the Investment Company Act of 1940, File Nos. 333-137860 and 811-07727, filed on August 26, 2010, Accession
No. 0000950123-10-081262.


      -  Report of Independent Registered Public Accounting Firm
      -  Statement of Assets and Liabilities as of April 30, 2010
      -  Schedule of Portfolio Investments as of April 30,2010
      -  Statement of Operations for the year ended April 30, 2010
      - Statement of Changes in Net Assets for the years ended April 30, 2010 and 2009
      -  Notes to Financial Statements


SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY FINANCIAL STATEMENTS

The following consolidated financial statements of SunAmerica Annuity and Life Assurance Company are included in this Statement of Additional Information:

      -  Report of Independent Registered Public Accounting Firm
      -  Consolidated Balance Sheets as of December 31, 2010 and 2009 (restated)
      -  Consolidated Statements of Income (Loss) and Comprehensive Income
         (Loss) for the years ended December 31, 2010, 2009 (restated) and 2008 (restated)
      - Consolidated Statements of Shareholder's Equity for the years ended December 31, 2010, 2009 (restated) and 2008 (restated)
      - Consolidated Statements of Cash Flows for the years ended December 31, 2010, 2009 (restated) and 2008 (restated)
      -  Notes to Consolidated Financial Statements

The consolidated financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the contracts.

PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, California 90071, serves as the independent registered public accounting firm for the Separate Account and the Company. The audited financial statements referred to above are incorporated by reference or included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AMERICAN INTERNATIONAL GROUP, INC. FINANCIAL INFORMATION

On March 30, 2011, American International Group, Inc. and the Company entered into an Unconditional Capital Maintenance Agreement ("CMA"). The CMA replaces the Support Agreement which was terminated by American International Group, Inc. in accordance with its terms on April 24, 2011.

The consolidated financial statements, the financial statement schedules and management's assessment of the effectiveness of internal control over financial reporting incorporated into this Statement of Additional Information by reference to American International Group's Annual Report on Form 10-K for the year ended December 31, 2010, have been so incorporated in reliance upon the report (which contains explanatory paragraphs, referencing (i) the completion of a series of transactions to recapitalize AIG with the Department of the Treasury, the Federal Reserve Bank of New York and the AIG Credit Facility Trust on January 14, 2011 and (ii) the exclusion of Fuji Fire & Marine Insurance Company from the audit of internal control over financial reporting) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

American International Group, Inc. does not underwrite any insurance policy referenced herein.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                 INDEX TO THE CONSOLIDATED FINANCIAL STATEMENTS

                                                                                                       Page
                                                                                                     Number(s)
                                                                                                     ---------
Report of Independent Registered Public Accounting Firm                                                     --

Consolidated Balance Sheets -- December 31, 2010 and 2009 (restated)                                    1 to 2

Consolidated Statements of Income (Loss) -- Years Ended December 31, 2010, 2009
  (restated) and 2008 (restated)                                                                             3

Consolidated Statements of Comprehensive Income (Loss) -- Years Ended December 31, 2010, 2009
  (restated) and 2008 (restated)                                                                             4

Consolidated Statements of Shareholder's Equity -- Years Ended December 31, 2010, 2009
  (restated) and 2008 (restated)                                                                             5

Consolidated Statements of Cash Flows -- Years Ended December 31, 2010, 2009
  (restated) and 2008 (restated)                                                                        6 to 7

Notes to Consolidated Financial Statements                                                             8 to 65

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of SunAmerica Annuity and Life Assurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income (loss), comprehensive income (loss), shareholder's equity and cash flows present fairly, in all material respects, the financial position of SunAmerica Annuity and Life Assurance Company, formerly known as AIG SunAmerica Life Assurance Company and subsidiaries (the "Company"), an indirect wholly owned subsidiary of American International Group, Inc., at December 31, 2010 and 2009 (restated), and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 3 to the consolidated financial statements, the Company changed the manner in which it accounts for other-than-temporary impairments of fixed maturity securities as of April 1, 2009. Also, as of January 1, 2008, the Company adopted a new framework for measuring fair value.

As described in Note 2 to the consolidated financial statements, the Company restated its 2009 and 2008 consolidated financial statements.

/s/ PricewaterhouseCoopers LLP
Los Angeles, California
April 27, 2011

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEETS

                                                                 December 31,
                                                              -----------------
                                                                         2009
                                                                2010   Restated
                                                              -------  --------
                                                                (In millions)
ASSETS:
Investments:
 Fixed maturity securities, available for sale, at fair
   value (amortized cost:  2010 - $2,575; 2009 - $2,006)      $ 2,620  $  1,888
 Fixed maturity securities, trading, at fair value                 19        11
 Equity securities, available for sale, at fair value (cost:
   2009 - $1)                                                      --         1
 Mortgage and other loans receivable, (net of allowance:
   2010 - $21; 2009 - $7)                                         395       394
 Policy loans                                                     116       128
 Mutual funds                                                       1        18
 Partnerships                                                     194       173
 Derivative assets, at fair value                                 131       207
 Short-term investments (portion measured at fair value:
   2010 - $491; 2009 - $651)                                      706       784
                                                              -------  --------
Total investments                                               4,182     3,604

Cash                                                               76        62
Accrued investment income                                          37        35
Income taxes receivable from Parent                                38       291
Deferred policy acquisition costs                                 612       671
Deferred sales inducements                                        108       155
Deferred tax asset                                                  7       141
Amounts due from related parties                                   16        --
Receivable from brokers                                             1         1
Other assets                                                       71        57
Separate account assets, at fair value                         22,685    21,799
                                                              -------  --------
TOTAL ASSETS                                                  $27,833  $ 26,816
                                                              =======  ========

          See accompanying notes to consolidated financial statements.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                     CONSOLIDATED BALANCE SHEETS (Continued)

                                                                 December 31,
                                                              -----------------
                                                                         2009
                                                                2010   Restated
                                                              -------  --------
                                                                (In millions)
LIABILITIES AND SHAREHOLDER'S EQUITY:
Liabilities:
Policyholder contract deposits                                $ 3,645  $  3,717
Future policy benefits                                            370       424
Payable to brokers                                                  3        --
Amounts due to related parties                                     --        14
Derivative liabilities, at fair value                              --         7
Other liabilities                                                 220       159
Separate account liabilities                                   22,685    21,799
                                                              -------  --------
TOTAL LIABILITIES                                              26,923    26,120
                                                              -------  --------

SHAREHOLDER'S EQUITY:
 Common stock, $1,000 par value, 4,000 shares authorized,
   3,511 shares issued and outstanding                              4         4
 Additional paid-in capital                                     1,245     1,224
 Accumulated deficit                                             (372)     (461)
 Accumulated other comprehensive income (loss)                     33       (71)
                                                              -------  --------
TOTAL SHAREHOLDER'S EQUITY                                        910       696
                                                              -------  --------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                    $27,833  $ 26,816
                                                              =======  ========

          See accompanying notes to consolidated financial statements.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                    CONSOLIDATED STATEMENTS OF INCOME (LOSS)

                                                                       Years ended December 31,
                                                                    ------------------------------
                                                                                 2009       2008
                                                                     2010      Restated   Restated
                                                                    -------    --------   --------
                                                                            (In millions)
REVENUES:
 Fee income:
   Variable annuity fees, net of reinsurance                        $   470    $   424    $   525
   Asset management fees                                                 40         35         58
   Universal life insurance policy fees, net of reinsurance              25         28         30
   Surrender charges                                                     15         20         38
   Other fees                                                            13         11         13
                                                                    -------    -------    -------
 Total fee income                                                       563        518        664
 Net investment income                                                  206        208        182
 Net realized investment gains (losses):
   Total other-than-temporary impairment losses on available
     for sale securities                                                (54)      (159)      (642)
   Portion of impairment losses on fixed maturities, available
     for sale recognized in other comprehensive income (loss)           (15)        35         --
                                                                    -------    -------    -------
   Net other-than-temporary impairments on available for sale
     fixed maturity securities recognized in net income (loss)          (69)      (124)      (642)
   Other realized investment gains (losses)                             151        318       (920)
                                                                    -------    -------    -------
 Total net realized investment gain (loss)                               82        194     (1,562)
                                                                    -------    -------    -------
TOTAL REVENUES                                                          851        920       (716)
                                                                    -------    -------    -------

BENEFITS AND EXPENSES:
 Interest credited on policyholder contract deposits                    129        133        153
 Amortization of deferred sales inducements                              71        103         66
 Policyholder benefits                                                   32        196        402
 Amortization of deferred policy acquisition costs                      221        523        488
 General and administrative expenses, net of deferrals                  166        176        180
 Commissions, net of deferrals                                           88         75         95
                                                                    -------    -------    -------
TOTAL BENEFITS AND EXPENSES                                             707      1,206      1,384
                                                                    -------    -------    -------

INCOME (LOSS) BEFORE INCOME TAX EXPENSE (BENEFIT)                       144       (286)    (2,100)

INCOME TAX EXPENSE (BENEFIT)                                             55       (115)      (511)
                                                                    -------    -------    -------

NET INCOME (LOSS)                                                   $    89    $  (171)   $(1,589)
                                                                    =======    =======    =======

          See accompanying notes to consolidated financial statements.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

                                                                       Years ended December 31,
                                                                    ------------------------------
                                                                                 2009       2008
                                                                     2010      Restated   Restated
                                                                    -------    --------   --------
                                                                            (In millions)
NET INCOME (LOSS)                                                   $    89    $  (171)   $(1,589)
                                                                    -------    -------    -------

OTHER COMPREHENSIVE INCOME (LOSS):

 Net unrealized gains of fixed maturity investments on which
   other-than-temporary credit impairments were taken                   383      1,538        121
 Deferred income tax benefit (expense) on above changes                 (57)      (106)        68

 Net unrealized gains on all other invested assets arising
   during the period                                                     --          3        154
 Deferred income tax expense on above changes                            --         (1)       (57)

 Reclassification adjustment for net realized losses
   included in net income (loss)                                       (342)    (1,901)      (466)
 Deferred income tax benefit on above changes                           120        665        163

 Adjustment to deferred policy acquisition costs and
   deferred sales inducements                                            --         --         (3)
 Deferred income tax benefit on above changes                            --         --          1

 Foreign currency translation adjustments                                --          2         (6)
 Deferred income tax benefit (expense) on above changes                  --         (1)         2
                                                                    -------    -------    -------

OTHER COMPREHENSIVE INCOME (LOSS)                                       104        199        (23)
                                                                    -------    -------    -------

COMPREHENSIVE INCOME (LOSS)                                         $   193    $    28    $(1,612)
                                                                    =======    =======    =======

          See accompanying notes to consolidated financial statements.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                 CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

                                                             Years ended December 31,
                                                          ------------------------------
                                                                       2009       2008
                                                           2010      Restated   Restated
                                                          -------    --------   --------
                                                                  (In millions)
COMMON STOCK:
   Balance at beginning and end of year                   $     4    $     4    $     4
                                                          -------    -------    -------

ADDITIONAL PAID-IN CAPITAL:
   Balance at beginning of year                             1,224      1,220        935
     Capital contribution from Parent (see Note 12)            21          4        285
                                                          -------    -------    -------
   Balance at end of year                                   1,245      1,224      1,220
                                                          -------    -------    -------

RETAINED EARNINGS (ACCUMULATED DEFICIT):
   Balance at beginning of year                              (461)      (466)     1,123
     Cumulative effect of accounting change, net of tax        --        176         --
                                                          -------    -------    -------
     Adjusted balance at beginning of year                   (461)      (290)     1,123
     Net income (loss)                                         89       (171)    (1,589)
                                                          -------    -------    -------
   Balance at end of year                                    (372)      (461)      (466)
                                                          -------    -------    -------

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
   Balance at beginning of year                               (71)      (127)      (104)
     Cumulative effect of accounting change, net of tax        --       (143)        --
                                                          -------    -------    -------
     Adjusted balance at beginning of year                    (71)      (270)      (104)
     Other comprehensive income (loss)                        104        199        (23)
                                                          -------    -------    -------
   Balance at end of year                                      33        (71)      (127)
                                                          -------    -------    -------

TOTAL SHAREHOLDER'S EQUITY                                $   910    $   696    $   631
                                                          =======    =======    =======

          See accompanying notes to consolidated financial statements.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                         Years ended December 31,
                                                                      ------------------------------
                                                                                   2009       2008
                                                                       2010      Restated   Restated
                                                                      -------    --------   --------
                                                                              (In millions)
CASH FLOW FROM OPERATING ACTIVITIES
Net income (loss)                                                     $    89    $  (171)   $(1,589)
ADJUSTMENTS TO  RECONCILE  NET INCOME  (LOSS) TO NET CASH
   PROVIDED BY OPERATING ACTIVITIES:
   Interest credited on policyholder contract deposits                    129        133        153
   Net realized investment (gain) loss                                    (82)      (194)     1,562
   Amortization of deferred policy acquisition costs                      221        523        488
   Amortization of deferred sales inducements                              71        103         66
   Net (increase) decrease in partnerships attributable to equity
     accounting                                                           (25)       (37)        56
   Net unrealized (gain) loss on fixed maturity securities, trading        (8)        --          3
   Accretion of net discount on investments                                (7)        (8)        (7)
   Deferral of acquisition costs                                         (172)       (87)      (212)
   Provision for deferred income taxes (benefit)                           77        177       (618)
   Capitalized interest                                                    (9)        (9)       (10)
   Change in:
     Accrued investment income                                             (2)         4         13
     Income taxes receivable from/payable to Parent                       253       (370)        87
     Other assets                                                           5         (7)        14
     Due from/to related parties                                          (30)         6        (32)
     Future policy benefits                                               (54)        40        309
     Other liabilities                                                     19         21        (62)
     Other, net                                                            (9)        24        (24)
                                                                      -------    -------    -------
   NET CASH PROVIDED BY OPERATING ACTIVITIES                              466        148        197
                                                                      -------    -------    -------

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of:
   Fixed maturity securities                                             (983)      (249)    (1,001)
   Mortgage and other loans receivable                                    (60)       (19)        (6)
   Partnerships                                                            --         --        (16)
   Derivatives                                                           (150)      (949)      (319)
Sales of:
   Fixed maturity securities                                              233        205      1,653
   Equity securities                                                        1         --         --
   Partnerships                                                             1          7         65
   Derivatives                                                             76        255        919
   Other investments, excluding short-term investments                     18         (2)        22
Redemptions and maturities of:
   Fixed maturity securities                                              128        302        474
   Mortgage and other loans receivable                                     46         47         29
Policy loans issued                                                        (9)        (9)       (19)
Payments received on policy loans                                          30         41         30
Decrease in securities lending invested collateral                         --         --      1,730
Net change in short-term investments                                       78        623     (1,092)
                                                                      -------    -------    -------
   NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES                $  (591)   $   252    $ 2,469
                                                                      -------    -------    -------

          See accompanying notes to consolidated financial statements.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)

                                                                         Years ended December 31,
                                                                      ------------------------------
                                                                                   2009       2008
                                                                       2010      Restated   Restated
                                                                      -------    --------   --------
                                                                              (In millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account deposits                                         $   850    $   354    $ 1,611
Net exchanges from the fixed accounts of variable annuity contracts      (212)      (201)    (1,462)
Policyholder  account withdrawals                                        (346)      (475)      (580)
Claims and annuity payments, net of reinsurance, on policyholder
   contracts                                                             (184)      (181)      (206)
Decrease in securities lending payable                                     --         --     (2,197)
Capital contribution                                                       31         --        284
                                                                      -------    -------    -------
   NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                    139       (503)    (2,550)
                                                                      -------    -------    -------
INCREASE (DECREASE) IN CASH                                                14       (103)       116
CASH AT BEGINNING OF PERIOD                                                62        165         49
                                                                      -------    -------    -------
CASH AT END OF PERIOD                                                 $    76    $    62    $   165
                                                                      =======    =======    =======

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes received from (paid to) Parent                           $   275    $   (78)   $    21
                                                                      =======    =======    =======

Non-cash activity:
   Bonus interest and other deferrals credited to policyholder
     contract deposits                                                $    14    $    11    $    45
                                                                      =======    =======    =======
   Investment in fixed maturity securities, trading                        --         --        (15)
                                                                      =======    =======    =======
   Capital contribution of fixed and other assets and assumption of
     liabilities                                                          (10)         4         --
                                                                      =======    =======    =======
   Capital contribution of partnerships                                    --         --          1
                                                                      =======    =======    =======

          See accompanying notes to consolidated financial statements.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

SunAmerica Annuity and Life Assurance Company, formerly known as AIG SunAmerica Life Assurance Company (the "Company") is a direct wholly owned subsidiary of SunAmerica Life Insurance Company (the "Parent"), which is a wholly owned subsidiary of SAFG Retirement Services, Inc. ("SAFGRS"), a wholly owned subsidiary of American International Group, Inc. ("American International Group").

The Company is an Arizona-domiciled life insurance company principally engaged in the business of writing variable annuity contracts for use within retirement savings and income market. The Company owns 100 percent of the outstanding capital stock of its consolidated subsidiary, SunAmerica Asset Management Corp. ("SAAMCo") which in turn has two wholly owned subsidiaries: SunAmerica Capital Services, Inc. ("SACS") and SunAmerica Fund Services, Inc. ("SFS").

SAAMCo and its wholly owned distributor, SACS, and its wholly owned servicing agent, SFS, represent the Company's asset management operations. These companies earn fee income by managing, distributing and administering a diversified family of mutual funds, and variable annuity subaccounts offered within the Company's variable annuity products, distributing their retail mutual funds and providing professional management of individual, corporate and pension plan portfolios.

The operations of the Company are influenced by many factors, including general economic conditions, the financial condition of American International Group, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company is also exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to death and living guaranteed benefits on the variable annuity products, as well as reduced fee income in the case of assets held in the separate accounts. These guaranteed benefits are sensitive to equity market conditions. The Company primarily uses capital market hedging strategies to help cover the risk of paying guaranteed living benefits in excess of account values as a result of significant downturns in equity markets. The Company has treaties to reinsure a majority of the guaranteed minimum income benefits and a small portion of the guaranteed death benefits for equity and mortality risk on its variable annuity contracts. Such risk mitigation may or may not reduce the volatility of net income resulting from equity market volatility. Although management expects to be able to achieve its plans, no assurance can be given that one or more of the risks described above will not result in material adverse effects on the Company's financial position, results of operations and/or statutory capital.

Products for the annuity operations and asset management operations are marketed through affiliated and non-affiliated independent broker-dealers, full-service securities firms and financial institutions. From time to time, certain non-affiliated distribution firms may represent a 10 percent or greater concentration of premiums received. In each of the years ended December 31, 2010, 2009 and 2008, a different non-affiliated selling organization in the annuity operations represented 19 percent, 16 percent and 31 percent of premiums received, respectively. With respect to the annuity operations, no other non-affiliated selling organization was responsible for 10 percent or more of premiums received for any such period. One non-affiliated selling organization in the asset management operations represented 21 percent of deposits in 2010. Two non-affiliated selling organizations in the asset management operations represented 16 percent and 11 percent of sales in 2009 and one non-affiliated selling organization represented 16 percent of sales in 2008. With respect to the asset management operations, no other non-affiliated selling organization was responsible for 10 percent or more of sales for any such period.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2. RESTATEMENT OF PREVIOUSLY ISSUED FINANCIAL STATEMENTS

In connection with a review of the Company's model in accounting for the deferred policy acquisition cost ("DAC") impact of host contract accretion, the Company determined it was necessary to restate its consolidated financial statements for the years ended December 31, 2009 and 2008.

The restatement was related to the correction of an error in calculating the amount bifurcated from the host contracts to reflect the fair value of the embedded derivatives, which are the guaranteed living benefit features offered on many of our variable annuity products. The previous model did not fully incorporate the valuation differential upon issues of new policies with the guaranteed living benefits on the balance sheet subsequent to the adoption of the standard for fair value measurements.

The correction of the error is reflected in the following table. The restated financial statements correct for these errors. The related tax effect is calculated at 35%.

                                                 Previously                    As
                                                  Reported    Adjustments   Restated
                                                 ----------   -----------   --------
                                                             (In millions)
2009 Consolidated Balance Sheet:

   Deferred policy acquisition costs             $     653    $       18    $    671
   Deferred sales inducements                          115            40         155
   Deferred tax asset                                  162           (21)        141
   Total assets                                     26,779            37      26,816
   Total shareholder's equity                          659            37         696

2009 Consolidated Statement of Income (Loss):

   Amortization of deferred sales inducements    $      91    $       12    $    103
   Amortization of deferred policy acquisition
     costs                                             538           (15)        523
   Income tax expense (benefit)                       (116)            1        (115)
   Net income (loss)                                  (173)            2        (171)

2008 Consolidated Statement of Income (Loss):

   Amortization of deferred sales inducements    $      85    $      (19)   $     66
   Amortization of deferred policy acquisition
     costs                                             524           (36)        488
   Income tax expense (benefit)                       (531)           20        (511)
   Net income (loss)                                (1,624)           35      (1,589)

2009 Consolidated Statement of Shareholder's
   Equity:

   Retained earnings (Accumulated deficit):
     Adjusted balance at beginning of year       $    (325)   $       35    $   (290)
     Net income (loss)                                (173)            2        (171)
     Balance at end of year                           (498)           37        (461)

2008 Consolidated Statement of Shareholder's
   Equity:

   Retained earnings (Accumulated deficit):
     Net income (loss)                           $ (1,624)    $       35    $ (1,589)
     Balance at end of year                          (501)            35        (466)

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

3.1 PREPARATION OF FINANCIAL STATEMENTS

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and include the accounts of the Company and its wholly owned subsidiaries. All significant intercompany accounts and transactions are eliminated in consolidation. Certain reclassifications and format changes have been made to prior period amounts to conform to the current period presentation.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.

The Company considers its most critical accounting estimates to be those with respect to recoverability of deferred income tax assets, policyholder contract deposits, future policy benefits, estimated gross profits for investment-oriented products, recoverability of DAC, fair value measurements of certain assets and liabilities, and other-than-temporary impairments in the value of investments. These estimates, by their nature, are based on judgment and current facts and circumstances. Therefore, actual results could differ from these estimates, possibly in the near term, and could have a material effect on the Company's consolidated financial statements.

3.2 INSURANCE CONTRACTS

The insurance contracts accounted for in these consolidated financial statements include primarily long-duration contracts. Long-duration contracts include investment contracts. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period.

3.3 INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

Fixed maturity and equity securities classified as available for sale are recorded at fair value. Unrealized gains and losses, net of deferred taxes and amortization of deferred policy acquisition costs and deferred sales inducements, are recorded as a separate component of accumulated other comprehensive income (loss), within shareholder's equity. Realized gains and losses on the sale of investments are recognized in earnings at the date of sale and are determined by using the specific cost identification method.

Interest on fixed maturity securities is recorded as income when earned and is adjusted for any amortization of premium or accretion of discount. Premiums and discounts arising from the purchase of bonds classified as available for sale are treated as yield adjustments over their estimated lives, until maturity, or call date, if applicable. Dividend income on equity securities is generally recognized as income on the ex-dividend date.

Fixed maturity securities classified as trading securities are carried at fair value. Trading securities include the Company's economic interest in Maiden Lane II LLC ("ML II"). See Note 7 for discussion of ML II. Realized and unrealized gains and losses on trading securities are reported in net investment income.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.3 INVESTMENTS (CONTINUED)

IMPAIRMENT POLICIES

On April 1, 2009, the Company adopted prospectively a new accounting standard addressing the evaluation of fixed maturity securities for other-than-temporary impairments. This standard significantly altered the Company's policies and procedures for determining impairment charges recognized through earnings. The standard requires a company to recognize the credit component (a credit impairment) of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in accumulated other comprehensive income (loss) when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The standard also changed the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold the security until recovery and requires additional disclosures. A credit impairment, which is recognized in earnings when it occurs, is the difference between the amortized cost of the fixed maturity security and the estimated present value of cash flows expected to be collected ("recovery value"), as determined by management. The difference between fair value and amortized cost that is not related to a credit impairment is recognized as a separate component of accumulated other comprehensive income
(loss). The Company refers to both credit impairments and non-credit impairments recognized as a result of intent to sell as "impairment charges." The impairment model for equity securities was not affected by the standard.

IMPAIRMENT POLICY - FIXED MATURITY SECURITIES - EFFECTIVE APRIL 1, 2009 AND THEREAFTER

If the Company intends to sell a fixed maturity security or it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to earnings.

For all other fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recovery value with a corresponding charge to earnings. Changes in fair value compared to recovery value, if any, are charged to unrealized appreciation (depreciation) of fixed maturity investments on which other-than-temporary credit impairments are taken (a component of accumulated other comprehensive income (loss)).

When assessing the Company's intent to sell a fixed maturity security, or if it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition the Company's investment portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.

The Company considers severe price declines and the duration of such price declines in its assessment of potential credit impairments. The Company also modifies its modeled outputs for certain securities when it determines that price declines are indicative of factors not comprehended by the cash flow models.

In periods subsequent to the recognition of an other-than-temporary impairment charge for available for sale fixed maturity securities that are not foreign exchange related, the Company generally prospectively accretes into income the difference between the new amortized cost and the expected undiscounted recovery value over the remaining expected holding period of the security.

In assessing whether a credit impairment has occurred for a structured fixed maturity security (e.g. Residential Mortgage Backed Securities ("RMBS"), Commercial Mortgage Backed Securities ("CMBS"), Collateralized Debt Obligations ("CDO") and Asset Backed Securities ("ABS")), the Company performs evaluations of expected future cash flows. Certain critical assumptions are made with respect to the performance of these securities.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.3 INVESTMENTS (CONTINUED)

When estimating future cash flows for a structured fixed maturity security (e.g. RMBS, CMBS, CDO and ABS) management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of payment structure of the security.

In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:

      -     Current delinquency rates;

      -     Expected default rates and timing of such defaults;

      -     Loss severity and timing of any such recovery;

      -     Expected prepayment speeds; and

      -     Ratings of securities underlying structured products.

For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recovery value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recovery value other than the fair value, the determination of a recovery value considers scenarios specific to the issuer and the security, and may be based upon estimates of outcomes of corporate restructurings, political and macro economic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.

IMPAIRMENT POLICY - EQUITY SECURITIES

The impairment model for equity securities and other cost and equity method investments was not affected by the adoption of the accounting standard related to other-than-temporary impairments in the second quarter of 2009. The Company continues to evaluate its available for sale equity securities, equity method and cost method investments for impairment by considering such securities candidates for other-than-temporary impairment if they meet any of the following criteria:

      - The security has traded at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer);

      - A discrete credit event has occurred resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

      - The Company has concluded that it may not realize a full recovery on its investment, regardless of the occurrence of one of the foregoing events.

The determination that an equity security is other-than-temporarily impaired requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. The above criteria also consider circumstances of a rapid and severe market valuation decline in which the Company could not reasonably assert that the impairment period would be temporary ("severity losses").

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.3 INVESTMENTS (CONTINUED)

IMPAIRMENT POLICY - PARTNERSHIPS

The Company's investments in partnerships are evaluated for impairment consistent with the evaluation of equity securities for impairments as discussed above. Such evaluation considers market conditions, events and volatility that may impact the recoverability of the underlying investments within these investment partnerships and is based on the nature of the underlying investments and specific inherent risks. Such risks may evolve based on the nature of the underlying investments.

IMPAIRMENT POLICY - FIXED MATURITY SECURITIES - PRIOR TO APRIL 1, 2009

In all periods prior to April 1, 2009, the Company assessed its ability to hold any fixed maturity available for sale security in an unrealized loss position to its recovery at each balance sheet date. The decision to sell any such fixed maturity security classified as available for sale reflected the judgment of the Company's management that the security sold was unlikely to provide, on a relative value basis, as attractive a return in the future as alternative securities entailing comparable risks. With respect to distressed securities, the sale decision reflected management's judgment that the risk-adjusted ultimate recovery was less than the value achievable on sale.

In those periods, the Company evaluated its fixed maturity securities for other-than-temporary impairments with respect to valuation as well as credit.

After a fixed maturity security had been identified as other-than-temporarily impaired, the amount of such impairment was determined as the difference between fair value and amortized cost and the entire amount was recorded as a charge to earnings.

MORTGAGE AND OTHER LOANS RECEIVABLE

Mortgage and other loans receivable includes mortgage loans on real estate, collateral, commercial and guaranteed loans. Mortgage and other loans are classified as loans held for investment.

Loans classified as "held for investment" are those that the Company has the intent and ability to hold for the foreseeable future, or until maturity or payoff. Mortgage loans held for investment are carried at unpaid principal balances less valuation allowances and deferred fees or expenses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on such loans is accrued as earned. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income in the consolidated statements of income (loss). Non-refundable loan origination fees and certain incremental direct origination costs are offset and the resulting net amount is deferred and amortized in net investment income over the life of the related loan as an adjustment of the loan's yield. Loan commitment fees are generally deferred and recognized in net investment income as an adjustment of yield over the related life of the loan or upon expiration of the commitment if the commitment expires unexercised.

Impairment of mortgage and other loans receivable is based on certain risk factors, including past due status. For commercial mortgages in particular, risk factors evaluated in monitoring credit quality also include debt service overage ratio, loan-to-value or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and major property tenants, economic trends in the market where the property is located, and condition of the property. Mortgage and other loans receivable are considered impaired when collection of all amounts due under contractual terms is not probable. This impairment is generally measured based on the present value of expected future cash flows discounted at the loan's effective interest rate subject to the fair value of underlying collateral. Interest income on such impaired loans is recognized as cash is received.

POLICY LOANS

Policy loans are carried at unpaid principal amount. There is no allowance for policy loans because these loans are fully collateralized by the cash surrender value of the policy.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.3 INVESTMENTS (CONTINUED)

MUTUAL FUNDS

Mutual funds consist of seed money for mutual funds and investments in retail mutual funds used as investment vehicles for the Company's variable annuity separate accounts and are carried at market value.

PARTNERSHIPS

Partnerships in which the Company holds less than a five percent interest are carried at fair value and the change in fair value is recognized as a component of accumulated other comprehensive income (loss). With respect to partnerships in which the Company holds in the aggregate a five percent or greater interest, or less than a five percent interest but the Company has more than a minor influence over the operations of the investee, the Company's carrying value is its share of the net asset value. The changes in such net asset values, accounted for under the equity method are recorded in net investment income. In applying the equity method of accounting, the Company consistently uses the most recently available financial information provided by the general partners or manager of each of these investments, which is generally one to three months prior to the end of the Company's reporting period. The financial statements of these investees are generally audited on an annual basis.

The Company's investment partnerships are evaluated for impairment consistent with the evaluation of equity securities for impairments as discussed above. Such evaluation considers market conditions, events and volatility that may impact the recoverability of the underlying investments within these investment partnerships and is based on the nature of the underlying investments and specific inherent risks. Such risks may evolve based on the nature of the underlying investments.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company takes positions from time to time in certain derivative financial instruments in order to mitigate or hedge the impact of changes in interest rates and equity markets on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps, index options (long and short positions) and futures contracts (short positions on U.S. treasury notes and U.S. long bonds). The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor a trader in derivative instruments. See Note 6 for additional discussion of derivatives.

The Company issues or has issued certain variable annuity products that offer optional guaranteed minimum account value ("GMAV") and guaranteed minimum withdrawal benefit ("GMWB") living benefits. The GMAV and GMWB are considered embedded derivatives that are required to be bifurcated from the host contract and carried at fair value. See Notes 3.8 and 9 for further discussion of GMAV and GMWB. The Company hedges a portion of the risk associated with these guarantees by utilizing both exchange traded and over-the-counter options and exchange traded futures. Exchange traded options and futures are marked to market using observable market quotes while over-the-counter options are marked to market through matrix pricing that utilizes observable market inputs.

The Company believes its hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting. The reserves for GMAV and GMWB embedded derivatives are included in policyholder contract deposits and the options are reported in derivative assets or derivative liabilities in the consolidated balance sheets. Changes in the fair value of derivatives are reported as part of net realized investment gain (loss) in the consolidated statements of income (loss).

SHORT-TERM INVESTMENTS

Short-term investments consist of interest-bearing cash equivalents, time deposits, U.S. Treasury Bills and investments with original maturities within one year from the date of purchase, such as commercial paper.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.4 CASH

Cash represents cash on hand and non-interest bearing demand deposits.

3.5 DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS

Policy acquisition costs represent those costs, including commissions and certain marketing expenses that vary with and are primarily related to the acquisition of new business. Policy acquisition costs related to investment-type products are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the contracts. Estimated gross profits are composed of net interest income, net realized investment gains and losses, fees, surrender charges, expenses, and mortality and morbidity gains and losses. The Company uses a "reversion to the mean" methodology which allows the Company to maintain its long-term assumptions, while also giving consideration to the effect of deviations from these assumptions occurring in the current period. A DAC unlocking is performed when management determines that key assumptions (e.g. market return, surrender rates, etc.) should be modified. The DAC asset is recalculated using the new assumptions. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry. Any resulting adjustment is included in earnings as an adjustment to DAC. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts.

DAC for investment-type products is also adjusted with respect to estimated gross profits as a result of changes in the net unrealized gains or losses on fixed maturity securities and equity securities available for sale. Because fixed maturity and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on fixed maturity securities and equity securities available for sale that is credited or charged directly to accumulated other comprehensive income (loss).

The Company offers sales inducements, which include enhanced crediting rates or bonus payments to contract holders on certain annuity products. Sales inducements provided to the contract holders are primarily reflected in separate account liabilities in the consolidated balance sheet. The cost of sales inducements is deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC. To qualify for such accounting treatment, these bonus amounts must be explicitly identified in the contract at inception, and the Company must demonstrate that such amounts are incremental to amounts the Company credits on similar contracts without these bonus amounts, and are higher than the contract's expected ongoing crediting rates for periods after the bonus period.

The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature (collectively, "Distribution Fee Revenue"). The Company amortizes these deferred distribution costs on a straight-line basis, adjusted for redemptions, over a period ranging from one year to eight years depending on share class. Amortization of these deferred distribution costs is increased if at any reporting period the value of the deferred amount exceeds the projected Distribution Fee Revenue. The projected Distribution Fee Revenue is impacted by estimated future withdrawal rates and the rates of market return. Management uses historical activity to estimate future withdrawal rates and average annual performance of the equity markets to estimate the rates of market return.

3.6 GOODWILL

In 2008, the Company recorded a goodwill impairment charge of $4.6 million within the insurance operations and $9.5 million regarding the asset management operations which were primarily attributable to a decline in the estimated fair value of the operations due to the uncertain economic environment during the fourth quarter of that year.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.7 SEPARATE ACCOUNT ASSETS AND LIABILITIES

The Company issues variable annuities for which the investment risk is generally borne by the contract holder, except with respect to amounts invested in the fixed-rate account options. The assets and liabilities resulting from the receipt of variable annuity premiums are segregated in separate accounts. The assets supporting the variable portion of variable annuities are carried at fair value and reported as separate account assets with an equivalent liability, in the consolidated balance sheet. Investment income, realized investment gains (losses), and policyholder account premiums received and withdrawals related to separate accounts are excluded from the consolidated statements of income
(loss), comprehensive income (loss), and cash flows. Amounts assessed against the contract holders for mortality, administrative, other services and certain features are included in variable annuity fees in the consolidated statements of income (loss).

3.8 POLICYHOLDER CONTRACT DEPOSITS

Policyholder contract deposits are recorded at accumulated value (premiums received and net transfers from separate accounts, plus accrued interest, less withdrawals and assessed fees). They are not reflected as revenues in the Company's consolidated statements of income (loss), as they are recorded directly to contract holder liabilities upon receipt. Policyholder contract deposits also include the Company's liabilities for GMWB and GMAV, accounted for as embedded derivatives at fair value. The changes in fair value of the liability for GMWB and GMAV are reported in net realized investment loss in the consolidated statements of income (loss).

GMWB is a feature the Company began offering on certain variable annuity products in May of 2004. If available and elected by the contract holder at the time of contract issuance and subject to the specific provisions of the feature elected, this feature can provide a guaranteed annual withdrawal stream either for a specified period of time or for life, regardless of market performance. The amount of the guaranteed withdrawal stream is based off of a guaranteed benefit base, the amount of which is determined by the specific feature elected. The Company bears the risk that protracted under-performance of the financial markets and /or greater than expected longevity could result in GMWB benefits being higher than the underlying contract holder account balances and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

GMAV is a feature that was offered on certain variable annuity products from the third quarter of 2002 to May 2009. If available and elected by the contract holder at the time of contract issuance, this feature guarantees that the account value under the contract will at least equal the amount of premiums invested during the first ninety days of the contract, adjusted for any subsequent withdrawals, at the end of a ten-year waiting period. The Company bears the risk that protracted under-performance of the financial markets could result in GMAV benefits being higher than the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

The fair value of the liabilities for GMWB and GMAV requires significant management estimates and is based on the present value of expected benefits to be paid less the present value of fee income associated with the guarantees. The fair value estimate of the GMWB and GMAV guarantees include unobservable inputs such as management's estimate of contract holder behavior as well as such observable inputs as swap curves and market calibrated implied volatility. The valuation technique used to measure the fair value of embedded derivatives was modified during 2008, primarily with respect to the development of long-dated equity volatility assumptions and the discount rates applied to certain projected benefit payments. The valuation technique was also modified during 2010, primarily with respect to the discount rates applied to certain projected benefits payments. The changes in fair value of the liability for GMWB and GMAV are reported in net realized investment gain (loss) in the consolidated statements of income (loss). See Note 4.1 for further discussion of GMWB and GMAV.

3.9 FUTURE POLICY BENEFITS

Future policy benefits include the Company's liabilities for guaranteed minimum death benefits ("GMDB") and guaranteed minimum income benefits ("GMIB").

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.9 FUTURE POLICY BENEFITS (CONTINUED)

A GMDB feature is issued on substantially all of the Company's variable annuity products. This feature provides that, upon the death of a contract holder, the contract holder's beneficiary will receive the greater of (i) the contract holder's account value, or (ii) a guaranteed minimum death benefit that varies by product and type of benefit elected by the contract holder. The Company bears the risk that death claims may exceed contract holder account balances, and that the fees collected under the contract and reinsurance recoveries, if any, are insufficient to cover the costs of the benefit to be provided.

Earnings enhancement benefits ("EEB") is a feature the Company has offered on certain variable annuity products. For contract holders who elect the feature, the EEB provides an additional death benefit amount equal to a fixed percentage of earnings in the contract, subject to certain maximums. The Company bears the risk that account values following favorable performance of the financial markets will result in greater EEB death claims and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

GMIB is a feature the Company offered on certain variable annuity products from 1998 to 2004. If included in the contract, GMIB provides a minimum fixed annuity payment guarantee after a specified waiting period. The Company bears the risk that the performance of the financial markets will not be sufficient for accumulated contract holder account balances to support GMIB benefits and that the fees collected under the contract and reinsurance recoveries, if any, are insufficient to cover the costs of the benefit to be provided.

The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The EEB liability is determined each period end by estimating the expected value of the EEB and recognizing it ratably over the accumulation period based on total expected assessments. The GMIB liability is determined each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the GMDB, EEB and GMIB liability balances, with a related charge or credit to Policyholder benefits if actual experience or other evidence suggests that earlier assumptions should be revised.

3.10      NET INVESTMENT INCOME

Net investment income represents income primarily from the following sources in the Company's operations:

      - Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

      - Dividend income and distributions from common and preferred stock and other investments when receivable.

      - Realized and unrealized gains and losses from investments in trading securities accounted for at fair value.

      - Earnings from partnership investments accounted for under the equity method.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.11 NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized investment gains and losses are determined by specific identification. The net realized investment gains and losses are generated primarily from the following sources:

      - Sales of fixed maturity and equity securities (except trading securities accounted for at fair value), securities lending invested collateral, investments in limited partnerships and other types of investments.

      - Reductions to the cost basis of fixed maturity and equity securities (except trading securities accounted for at fair value) and other types of invested assets for other-than-temporary impairments.

      -     Changes in fair value of derivative assets and liabilities.

      - Exchange gains and losses resulting from remeasurement of foreign exchange transactions.

3.12 FEE INCOME

Fee income includes variable annuity fees, asset management fees, universal life insurance fees and surrender charges. Variable annuity fees are generally based on the market value of assets in the separate accounts supporting the variable annuity contracts. Fees for certain guarantees included in variable annuity fees are based on the amount used for determining the related guaranteed benefit (for example, a benefit base for a GMWB feature). Asset management fees include investment advisory fees and 12b-1 distribution fees and are based on the market value of assets managed in mutual funds and variable annuity portfolios by SAAMCo. Universal life insurance policy fees consist of mortality charges, up-front fees earned on premiums received and administrative fees, net of reinsurance premiums. Surrender charges are assessed on withdrawals occurring during the surrender charge period. All fee income is recorded as income when earned.

3.13 INCOME TAXES

Deferred income tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in earnings in the period of enactment. State income taxes are included in income tax expense.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in earnings.

3.14 SECURITIES LENDING COLLATERAL AND SECURITIES LENDING PAYABLE

Prior to December 31, 2008, securities lending collateral was invested in interest-bearing cash equivalents and fixed maturity securities, primarily floating-rate bonds. Securities lending collateral investments in fixed maturity securities were carried at fair value and accounted for in a manner consistent with other available for sale fixed maturity securities, and were evaluated for other-than-temporary impairment by applying the same criteria used for other fixed maturity securities. The Company's allocated portion of income earned on the invested collateral, net of interest repaid to the borrowers under the securities lending agreements and the related management fees paid to administer the program, was recorded as investment income in the consolidated statements of income (loss). The Company's allocated portion of any realized investment losses on the invested collateral was recorded in the consolidated statement of income
(loss). The Company generally obtained and maintained cash collateral from securities borrowers at current market levels for the securities lent. During the fourth quarter of 2008, in connection with certain securities lending transactions, the Company met the requirements for sale accounting because collateral received from the counterparties was insufficient to fund substantially all of the cost of purchasing replacement assets. Accordingly, the Company accounted for such lending transactions as sales combined with forward purchase commitments, rather than as secured borrowings.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.14 SECURITIES LENDING COLLATERAL AND SECURITIES LENDING PAYABLE (CONTINUED)

Since the Company terminated its securities lending activities on December 12, 2008, there were no securities subject to securities lending agreements on the consolidated balance sheets at December 31, 2010 or 2009 (see Note 7 for additional information).

3.15 ACCOUNTING CHANGES

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2008:

FAIR VALUE MEASUREMENTS

In September 2006, the Financial Accounting Standards Board ("FASB") issued an accounting standard that defined fair value, established a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but did not change existing guidance about whether an asset or liability is carried at fair value. The standard also clarifies that an issuer's credit standing should be considered when measuring liabilities at fair value. The Company adopted the standard on January 1, 2008, its required effective date. The cumulative effect, net of taxes, of adopting the standard was a decrease in net income of $56.0 million, primarily due to the inclusion of explicit risk margins, where appropriate. See Note 4 for additional disclosures.

FAIR VALUE OPTION

In February 2007, the FASB issued an accounting standard that permits entities to choose to measure at fair value many financial instruments and certain other items that are not currently required to be measured at fair value. Subsequent changes in fair value for designated items are required to be reported in earnings. The standard also establishes presentation and disclosure requirements for similar types of assets and liabilities measured at fair value. The standard permits the fair value option election on an instrument-by-instrument basis for eligible items existing at the adoption date and at initial recognition of an asset or liability, or upon most events that gives rise to a new basis of accounting for that instrument. The Company adopted the standard on January 1, 2008, its required effective date. The Company did not make any fair value measurement elections upon initial adoption of the standard.

FAIR VALUE OF FINANCIAL ASSETS IN INACTIVE MARKETS

In October 2008, the FASB issued an accounting standard that provides guidance clarifying certain aspects with respect to the fair value measurements of a security when the market for that security is inactive. The Company adopted this guidance in the third quarter of 2008. The effects of adopting this standard on the Company's consolidated financial condition and results of operations were not material.

AMENDMENT TO IMPAIRMENT GUIDANCE

In January 2009, the FASB issued an accounting standard that amends the impairment guidance on recognition of interest income and impairment on purchased beneficial interests and beneficial interests that continue to be held by a transferor in securitized financial assets to achieve more consistent determination of whether an other-than-temporary impairment has occurred. The standard also retains and emphasizes the objective of an other-than-temporary impairment assessment and the related disclosure requirements related to the accounting for certain investments in fixed maturity and equity securities and other related guidance. The Company adopted this guidance effective in the fourth quarter of 2008. The effects of adopting the standard on the Company's consolidated financial condition, results of operations and cash flows were not material.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.15 ACCOUNTING CHANGES (CONTINUED)

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2009:

DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

In March 2008, the FASB issued an accounting standard that requires enhanced disclosures about (i) how and why the Company uses derivative instruments, (ii) how derivative instruments and related hedged items are accounted for and (iii) how derivative instruments and related hedged items affect the Company's consolidated financial condition, results of operations, and cash flows. The Company adopted the standard on January 1, 2009. See Note 6 for related disclosures.

RECOGNITION AND PRESENTATION OF OTHER-THAN-TEMPORARY IMPAIRMENTS

In April 2009, the FASB issued an accounting standard that requires a company to recognize the credit component of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in accumulated other comprehensive income (loss) when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The standard also changed the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold until recovery. The standard does not change the recognition of other-than-temporary impairment for equity securities. The standard requires additional disclosures in interim and annual reporting periods for fixed maturity and equity securities. See Note 5 herein for the expanded disclosures.

The Company adopted this standard on April 1, 2009 and recorded an after-tax cumulative effect adjustment to increase shareholder's equity by $33.3 million as of April 1, 2009, consisting of a decrease in accumulated deficit of $175.9 million and an increase to accumulated other comprehensive loss of $142.6 million, net of tax. The net increase in the Company's shareholder's equity was due to a reversal of a portion of the deferred tax asset valuation allowance for certain non-credit impairment charges directly attributable to the change in accounting principle (see Note 12). The cumulative effect adjustment resulted in an increase of $221.2 million in the amortized cost of fixed maturity securities, which has the effect of significantly reducing the accretion of investment income over the remaining life of the underlying securities, beginning in the second quarter of 2009. The effect of the reduced investment income was offset, in part, by a decrease in the amortization of DAC and deferred sales inducements.

This standard has reduced the level of other-than-temporary impairment charges recorded in earnings for fixed maturity securities due to the following required changes in the Company's accounting policy for other-than-temporary impairments:

      - Impairment charges for non-credit (e.g., severity) losses are no longer recognized;

      - The amortized cost basis of credit impaired securities will be written down through a charge to earnings to the present value of expected cash flows, rather than to fair value; and

      - For fixed maturity securities that are not deemed to be credit-impaired, the Company is no longer required to assert that it has the intent and ability to hold such securities to recovery to avoid an other-than-temporary impairment charge. Instead, an impairment charge through earnings is required only in situations where the Company has the intent to sell the fixed maturity security or it is more likely than not that the Company will be required to sell the security prior to recovery.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.15 ACCOUNTING CHANGES (CONTINUED)

The following table presents the components of the change in the Company's shareholder's equity at April 1, 2009 due to the adoption of this accounting standard for other-than-temporary impairments:

                                                                         (Increase)
                                                                         Decrease to
                                                          (Increase)    Accumulated     Net Increase
                                                         Decrease to       Other       (Decrease) in
                                                         Accumulated   Comprehensive   Shareholder's
                                                           Deficit          Loss           Equity
                                                         -----------   -------------   -------------
                                                                       (In millions)
Net effect of the increase in amortized cost of
   available for sale fixed maturity securities          $      221    $        (221)  $          --
Net effect of DAC and deferred sales inducements                (41)              --             (41)
Net effect on deferred income tax asset                          (4)              78              74
                                                         ----------    -------------   -------------
Net increase (decrease) in the Company's shareholder's
   equity                                                $      176    $        (143)  $          33
                                                         ==========    =============   =============

DETERMINING FAIR VALUE WHEN THE VOLUME AND LEVEL OF ACTIVITY FOR THE ASSET OR LIABILITY HAVE SIGNIFICANTLY DECREASED AND IDENTIFYING TRANSACTIONS THAT ARE NOT ORDERLY

In April 2009, the FASB issued an accounting standard that provides guidance for estimating fair value of assets and liabilities when the volume and level of activity for an asset or liability have significantly decreased and identifying circumstances that indicate a transaction is not orderly. This standard also requires extensive additional fair value disclosures. The adoption of this standard on April 1, 2009, did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

MEASURING LIABILITIES AT FAIR VALUE

In August 2009, the FASB issued an accounting standard to clarify how the fair value measurement principles should be applied to measuring liabilities carried at fair value. This standard explains how to prioritize market inputs in measuring liabilities at fair value and what adjustments to market inputs are appropriate for debt obligations that are restricted from being transferred to another obligor. This standard was effective beginning October 1, 2009 for the Company. The adoption of this standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

INVESTMENTS IN CERTAIN ENTITIES THAT CALCULATE NET ASSET VALUE PER SHARE (OR ITS EQUIVALENT)

In September 2009, the FASB issued an accounting standard that permits, as a practical expedient, a company to measure the fair value of an investment that is within the scope of this standard on the basis of the net asset value per share of the investment (or its equivalent) if that value is calculated in accordance with fair value as defined by the FASB. The standard also requires enhanced disclosures. This standard applies to investment companies that do not have readily determinable fair values such as certain hedge funds and private equity funds. This standard was effective for interim and annual periods ending after December 15, 2009. The adoption of this standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows. (See Note 4 for disclosure).

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.15 ACCOUNTING CHANGES (CONTINUED)

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2010:

CONSOLIDATION OF VARIABLE INTEREST ENTITIES

In June 2009, the FASB issued an accounting standard that amends the rules addressing consolidation of variable interest entities with an approach focused on identifying which enterprise has the power to direct the activities of a variable interest entity that most significantly affect the entity's economic performance and has (i) the obligation to absorb losses of the entity or
(ii) the right to receive benefits from the entity. The new standard also requires enhanced financial reporting by enterprises involved with variable interest entities. While the new standard was effective for periods beginning on January 1, 2010, the adoption of the new standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

FUTURE APPLICATIONS OF ACCOUNTING STANDARDS:

DISCLOSURES ABOUT THE CREDIT QUALITY OF FINANCING RECEIVABLES AND THE ALLOWANCE FOR CREDIT LOSSES

In July 2010, the FASB issued an accounting standard that requires enhanced disclosures related to the allowance for credit losses and the credit quality of a company's financing receivable portfolio. For nonpublic entities, the disclosures as of the end of a reporting period are effective for annual reporting periods ending on or after December 15, 2011. The disclosures about activity that occurs during a reporting period are effective for annual reporting periods beginning after December 15, 2010. In January 2011, the FASB deferred the disclosures required by this guidance related to troubled debt restructurings. The disclosures will be effective, and the Company will provide these disclosures, concurrent with the effective date of proposed guidance for determining what constitutes a troubled debt restructuring.

ACCOUNTING FOR COSTS ASSOCIATED WITH ACQUIRING OR RENEWING INSURANCE CONTRACTS

In October 2010, the FASB issued an accounting standard that amends the accounting for costs incurred by insurance companies that can be capitalized in connection with acquiring or renewing insurance contracts. The new standard clarifies how to determine whether the costs incurred in connection with the acquisition of new or renewal insurance contracts qualify as deferred acquisition costs. The new standard is effective for interim and annual periods beginning on January 1, 2012 with early adoption permitted. Prospective or retrospective application is permitted. The Company has not determined whether it will adopt this new standard prospectively or retrospectively. The accounting standard will result in a decrease in the amount of capitalized costs in connection with the acquisition or renewal of insurance contracts. The Company is currently assessing the effect of adoption of this new standard on its consolidated financial condition, results of operations and cash flows.

4. FAIR VALUE MEASUREMENTS

4.1 FAIR VALUE MEASUREMENTS ON A RECURRING BASIS

The Company carries certain of its financial instruments at fair value. The Company defines the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between willing, able and knowledgeable market participants at the measurement date.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.1 FAIR VALUE MEASUREMENTS ON A RECURRING BASIS (CONTINUED)

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

FAIR VALUE HIERARCHY

Assets and liabilities recorded at fair value in the consolidated balance sheet are measured and classified in a hierarchy for disclosure purposes, consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values, as discussed below:

- Level 1 - Fair value measurements that are quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments.

- Level 2 - Fair value measurements based on inputs other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

- Level 3 - Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability.

In certain cases, the inputs used to measure the fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is most significant to the fair value measurement. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment. In making the assessment, the Company considers factors specific to the asset or liability.

VALUATION METHODOLOGIES

The following is a description of the valuation methodologies used for instruments carried at fair value. These methodologies are applied to assets and liabilities across the levels noted above, and it is the observability of the inputs used that determines the appropriate level in the fair value hierarchy for the respective asset or liability.

Fair values for fixed maturity securities based on observable market prices for identical or similar instruments implicitly incorporate counterparty credit risk. Fair values for fixed maturity securities based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

The cost of credit protection is determined under a discounted present value approach considering the market levels for single name credit default swaps ("CDS") spreads for each specific counterparty, the mid market value of the net exposure (reflecting the amount of protection required) and the weighted average life of the net exposure. CDS spreads are provided to the Company by an independent third party. The Company utilizes an interest rate based on the benchmark London Interbank Offered Rate ("LIBOR") curve to derive its discount rates.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.1 FAIR VALUE MEASUREMENTS ON A RECURRING BASIS (CONTINUED)

While this approach does not explicitly consider all potential future behavior of the derivative transactions or potential future changes in valuation inputs, management believes this approach provides a reasonable estimate of the fair value of the assets and liabilities, including consideration of the impact of non-performance risk.

FIXED MATURITY AND EQUITY SECURITIES - TRADING AND AVAILABLE FOR SALE

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure fixed maturity and equity securities at fair value in its available for sale and trading portfolios. Market price data is generally obtained from third party pricing vendors.

Management is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions. The Company employs independent third-party valuation service providers to gather, analyze, and interpret market information and derive fair values based upon relevant methodologies and assumptions for individual instruments. When the Company's valuation service providers are unable to obtain sufficient market observable information upon which to estimate the fair value for a particular security, fair value is determined either by requesting brokers who are knowledgeable about these securities to provide a quote, which is generally non-binding, or by employing widely accepted internal valuation models.

Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation models, provide a single fair value measurement for individual securities for which a fair value has been requested under the terms of service agreements. The inputs used by the valuation service providers include, but are not limited to, market prices from recently completed transactions and transactions of comparable securities, benchmark yields, interest rate yield curves, credit spreads, currency rates, quoted prices for similar securities and other market observable information, as applicable. The valuation models take into account, among other things, market observable information as of the measurement date as well as the specific attributes of the security being valued, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security or issuer-specific information. When market transactions or other market observable data is limited, the extent to which judgment is applied in determining fair value is greatly increased.

The Company has processes designed to ensure that the values received or internally estimated are accurately recorded, that the data inputs and the valuation techniques utilized are appropriate and consistently applied and that the assumptions are reasonable and consistent with the objective of determining fair value. The Company assesses the reasonableness of individual security values received from valuation service providers through various analytical techniques. In addition, the Company may validate the reasonableness of fair values by comparing information obtained from the Company's valuation service providers to other third-party valuation sources for selected securities. The Company also validates prices for selected securities obtained from brokers through reviews by members of management who have relevant expertise and who are independent of those charged with executing investing transactions.

The methodology above is relevant for all fixed maturity and equity securities; following are discussions of certain procedures unique to specific classes of securities.

FIXED MATURITY SECURITIES ISSUED BY GOVERNMENT ENTITIES

For most debt securities issued by government entities, the Company obtains fair value information from independent third-party valuation service providers, as quoted prices in active markets are generally only available for limited debt securities issued by government entities. The fair values received from these valuation service providers may be based on a market approach using matrix pricing, which considers a security's relationship to other securities for which a quoted price in an active market may be available, or alternatively based on an income approach, which uses valuation techniques to convert future cash flows to a single present value amount.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.1 FAIR VALUE MEASUREMENTS ON A RECURRING BASIS (CONTINUED)

FIXED MATURITY SECURITIES ISSUED BY CORPORATE ENTITIES

For most debt securities issued by corporate entities, the Company obtains fair value information from third-party valuation service providers. For certain corporate debt securities, the Company obtains fair value information from brokers. For those corporate debt instruments (for example, private placements) that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management's best estimate is used.

RMBS, CMBS AND CDOS

Third-party valuation service providers also provide fair value information for the majority of the Company's investments in RMBS, CMBS and CDOs. Where pricing is not available from valuation service providers, the Company obtains fair value information from brokers. Broker prices may be based on an income approach, which converts expected future cash flows to a single present value amount, with specific consideration of inputs relevant to structured securities, including ratings, collateral types, geographic concentrations, underlying loan vintages, loan delinquencies, and weighted average coupons and maturities. Broker prices may also be based on a market approach that considers recent transactions involving identical or similar securities. When the volume or level of market activity for an investment in RMBS, CMBS, CMBS and CDOs is limited, certain inputs used to determine fair value may not be observable in the market.

MAIDEN LANE II

The fixed maturity securities, trading portfolio includes an interest in ML II. At inception, the Company's economic interest in ML II was valued at the transaction price of $14.9 million. Subsequently, the ML II interest is valued using a discounted cash flow methodology that uses the estimated future cash flows of the assets to which the ML II interest is entitled. The Company applies a model-determined market discount rate to its interest. This discount rate is calibrated to the change in the estimated asset values for the underlying assets commensurate with the Company's interest in the capital structure of the entity. Estimated cash flows and discount rates used in the valuation are validated, to the extent possible, using market observable information for securities with similar asset pools, structure and terms.

The fair value methodology used assumes the underlying collateral in the ML II interest will continue to be held and generate cash flows into the foreseeable future and does not assume a current liquidation of the assets underlying the ML II interest. Other methodologies employed or assumptions made in determining fair value for this investment could result in amounts that differ significantly from the amounts reported.

As of December 31, 2010, the Company expected to receive cash flows (undiscounted) in excess of the Company's initial investment, and any accrued interest, in the ML II interest over the remaining life of the investment after repayment of the first priority obligations owed to the Federal Reserve Bank of New York ("New York Fed"). The Company's cash flow methodology considers the capital structure of the collateral securities and their expected credit losses from the underlying asset pools. The fair value of the ML II interest is most affected by changes in the discount rates and changes in the underlying estimated future collateral cash flow assumptions used in the valuation model.

The LIBOR interest rate curve changes are determined based on observable prices, interpolated or extrapolated to derive a LIBOR for a specific maturity term as necessary. The spreads over LIBOR for the ML II interest (including collateral-specific credit and liquidity spreads) can change as a result of changes in market expectations about the future performance of these investments as well as changes in the risk premium that market participants would demand at the time of the transactions.

Changes in estimated future cash flows would primarily be the result of changes in expectations for defaults, recoveries and prepayments on underlying loans.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.1 FAIR VALUE MEASUREMENTS ON A RECURRING BASIS (CONTINUED)

Changes in the discount rate or the estimated future cash flows used in the valuation would alter the Company's estimate of the fair value of the ML II interests as shown in the table below:

                                            Fair Value
Year ended December 31, 2010                  Change
                                          -------------
                                          (In millions)
Discount Rates:                           $
  200 basis point increase                          (2)
  200 basis point decrease                           2
  400 basis point increase                          (4)
  400 basis point decrease                           5
Estimated Future Cash Flows:
  10% increase                                       5
  10% decrease                                      (5)
  20% increase                                       9
  20% decrease                                     (10)

The Company believes that the ranges of discount rates used in these analyses are reasonable on the basis of implied spread volatilities of similar collateral securities and implied volatilities of LIBOR interest rates. The ranges of estimated future cash flows were determined on the basis of variability in estimated future cash flows implied by cumulative loss estimates for similar instruments. Because of these factors, the fair values of the ML II interests are likely to vary, perhaps materially, from the amount estimated.

MUTUAL FUNDS

Mutual funds consist of interests in registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

PARTNERSHIPS

The Company initially estimates the fair value of investments in certain hedge fund, private equity funds and other partnerships by reference to the transaction price. Subsequently, the Company obtains the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial statements of which are generally audited annually. The Company considers observable market data and performs diligence procedures in validating the appropriateness of using the net asset value as a fair value measurement.

DERIVATIVE ASSETS AND LIABILITIES

Derivative assets and liabilities can be exchange-traded or traded over-the-counter ("OTC"). The Company generally values exchange-traded derivatives using quoted prices in active markets for identical derivatives at the balance sheet date.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.1 FAIR VALUE MEASUREMENTS ON A RECURRING BASIS (CONTINUED)

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price may provide the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. Subsequent to the initial recognition, the Company updates valuation inputs only when corroborated by evidence such as similar market transactions, third party pricing services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

SHORT-TERM INVESTMENTS

The carrying value of these assets approximates fair value because of the relatively short period of time between origination and expected realization.

SEPARATE ACCOUNT ASSETS

Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

EMBEDDED DERIVATIVES INCLUDED IN POLICYHOLDER CONTRACT DEPOSITS

The fair value of embedded derivatives contained in certain contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These cash flow estimates primarily include benefits and related fees assessed, when applicable, and incorporate expectations about policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on the Company's historical experience.

Because of the dynamic and complex nature of the expected cash flows in the Company's variable annuity contracts, risk neutral valuations are used. Estimating the underlying cash flows for these products involves many estimates and judgments, including those regarding expected market rates of return, market volatility, correlations of market index returns to funds, fund performance, discount rates and policyholder behavior.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.1 FAIR VALUE MEASUREMENTS ON A RECURRING BASIS (CONTINUED)

The Company also incorporates its own risk of non-performance in the valuation of the embedded policy derivatives associated with variable annuity contracts. Historically, the expected cash flows were discounted using the interest rate swap curve ("swap curve"), which is commonly viewed as being consistent with the credit spreads for highly-rated financial institutions (S&P AA-rated or above). A swap curve shows the fixed-rate leg of a plain vanilla swap against the floating LIBOR leg of a related tenor. The swap curve was adjusted, as necessary, for anomalies between the swap curve and the treasury yield curve. During the fourth quarter of 2010, the Company revised the non-performance risk adjustment to reflect a market participant's view of the Company's claims-paying ability. As a result, in 2010 the Company incorporated an additional spread to the swap curve used to value embedded policy derivatives. Primarily as a result of this change, the fair value of the embedded derivative liabilities decreased by $257 million, which is partially offset by an increase of $160 million of related DAC amortization.

4.2 ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS

The following table presents information about assets and liabilities measured at fair value on a recurring basis and indicates the level of the fair value measurement based on the levels of the inputs used:

                                                                                                          Cash
                                                                       Level 1    Level 2    Level 3   Collateral    Total
                                                                      ---------  ---------  ---------  ----------  ---------
                                                                                         (In millions)
December 31, 2010
Assets:
  Fixed maturity securities, available for sale:
    U.S. government securities and government sponsored entities      $       3  $      12  $      --  $       --  $      15
    Obligations of states, municipalities and political subdivisions         --         21         --          --         21
    Non U.S. governments                                                     --         28         --          --         28
    Corporate debt                                                           --      2,094         10          --      2,104
    Residential mortgage-backed securities                                   --         60        121          --        181
    Commercial mortgage-backed securities                                    --         48         85          --        133
    Collateralized debt obligations                                          --         81         44          --        125
    Other debt securities                                                    --         13         --          --         13
                                                                      ---------  ---------  ---------  ----------  ---------
  Total fixed maturity securities, available for sale                         3      2,357        260          --      2,620
    Fixed maturity securities, trading                                       --         --         19          --         19
    Mutual funds                                                              1         --         --          --          1
    Partnerships (1)                                                         --         --          2          --          2
    Derivative assets                                                        59         64         15          (7)       131
    Short-term investments (2)                                              292        199         --          --        491
    Separate account assets                                              22,685         --         --          --     22,685
                                                                      ---------  ---------  ---------  ----------  ---------
      Total                                                           $  23,040  $   2,620  $     296  $       (7) $  25,949
                                                                      =========  =========  =========  ==========  =========

Liabilities:
    Policyholder contract deposits (3)                                $      --  $      --  $     174  $       --  $     174
                                                                      =========  =========  =========  ==========  =========

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.2 ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS
(CONTINUED)

                                                                       Level 1    Level 2    Level 3      Total
                                                                      ---------  ---------  ---------  ----------
                                                                                      (In millions)
December 31, 2009
Assets:
  Fixed maturity securities, available for sale:
    U.S. government securities and government sponsored entities      $      --  $      14  $      --  $       14
    Obligations of states, municipalities and political subdivisions         --         25         --          25
    Corporate debt                                                           --      1,373         35       1,408
    Residential mortgage-backed securities                                   --        219         82         301
    Commercial mortgage-backed securities                                    --         20         69          89
    Collateralized debt obligations                                          --          3         37          40
    Other debt securities                                                    --         11         --          11
                                                                      ---------  ---------  ---------  ----------
  Total fixed maturity securities, available for sale                        --      1,665        223       1,888
  Fixed maturity securities, trading                                         --         --         11          11
  Equity securities, available for sale                                       1         --         --           1
  Mutual funds                                                               18         --         --          18
  Partnerships (1)                                                           --          3          1           4
  Derivative assets                                                          93        114         --         207
  Short-term investments (2)                                                159        492         --         651
  Separate account assets                                                21,799         --         --      21,799
                                                                      ---------  ---------  ---------  ----------
    Total                                                             $  22,070  $   2,274  $     235  $   24,579
                                                                      =========  =========  =========  ==========

Liabilities:
  Policyholder contract deposits (3)                                  $      --  $      --  $     477  $      477
  Derivative liabilities                                                      7         --         --           7
                                                                      ---------  ---------  ---------  ----------
     Total                                                            $       7  $      --  $     477  $      484
                                                                      =========  =========  =========  ==========

----------
(1) Amounts presented for partnerships in the tables above differ from the amounts presented in the consolidated balance sheets as these tables only include partnerships carried at estimated fair value on a recurring basis.

(2) Amounts exclude short-term investments that are carried at cost, which approximate fair value of $215 million and $133 million at December 31, 2010 and 2009, respectively.

(3) Amount presented for policyholder contract deposits in the tables above differ from the amounts presented in the consolidated balance sheets as these tables only include the GMWB and GMAV embedded derivatives which are measured at estimated fair value on a recurring basis.

At December 31, 2010 and 2009, Level 3 assets were 1.1 percent and 0.9 percent of total assets and Level 3 liabilities were 0.6 percent and 1.8 percent of total liabilities, respectively.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.2 ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS
(CONTINUED)

TRANSFERS OF LEVEL 1 AND LEVEL 2 ASSETS AND LIABILITIES

The Company's policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company had no significant transfers between Level 1 and Level 2 during the year ended December 31, 2010.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.2 ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS
(CONTINUED)

CHANGES IN LEVEL 3 RECURRING FAIR VALUE MEASUREMENTS

The following tables present changes during the years ended December 31, 2010 and 2009 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in the consolidated statements of income (loss) during the years ended December 31, 2010 and 2009 related to the Level 3 assets and liabilities that remained in the consolidated balance sheets at December 31, 2010 and 2009:

                                                      Net
                                                   Realized
                                                      and                                                              Changes in
                                                  Unrealized                    Purchases,                             Unrealized
                                                     Gains                        Sales,                                 Gains
                                                   (Losses)      Accumulated     Issuances                            (Losses) on
                                       Balance -  Included in       Other           and                   Balance -   Instruments
                                       Beginning   Earnings     Comprehensive  Settlements,      Net       End of     Held at End
                                       of Period      (1)       Income (Loss)       Net       Transfers    Period      of Period
                                      ----------  -----------  --------------  -------------  ---------  ----------  ------------
December 31, 2010
Assets:
  Fixed maturity securities,
    available for sale:
    Obligations of states,
     municipalities and political
     subdivisions                     $       --  $        (2) $           --  $          --  $       2  $       --  $         --
    Corporate debt                            35           (1)             (1)            (2)       (21)         10            --
    Residential mortgage-backed
     securities                               82          (34)             50            (18)        41         121            --
    Commercial mortgage-backed
     securities                               69          (16)             52            (25)         5          85            --
    Collateralized debt obligations           37            --              5             14        (12)         44            --
                                      ----------  -----------  --------------  -------------  ---------  ----------  ------------
  Total fixed maturity securities,
    available for sale                       223          (53)            106            (31)        15         260            --
  Fixed maturity securities, trading          11            7              --              1         --          19            --
  Partnerships                                 1           (1)             --             --          2           2            --
  Derivative assets                           --           --              --             15         --          15            --
                                      ----------  -----------  --------------  -------------  ---------  ----------  ------------
Total                                 $      235  $       (47) $          106  $         (15) $      17  $      296  $         --
                                      ==========  ===========  ==============  =============  =========  ==========  ============

Liabilities:
  Policyholder contract deposits      $      477  $      (303) $           --  $          --  $      --  $      174  $         --
                                      ==========  ===========  ==============  =============  =========  ==========  ============

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.2 ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS
(CONTINUED)

                                                      Net
                                                   Realized
                                                      and                                                             Changes in
                                                  Unrealized                    Purchases,                            Unrealized
                                                     Gains                        Sales,                                Gains
                                                   (Losses)     Accumulated      Issuances                           (Losses) on
                                       Balance -  Included in      Other            and                  Balance -   Instruments
                                       Beginning   Earnings    Comprehensive   Settlements,      Net       End of    Held at End
                                       of Period      (1)      Income (Loss)        Net       Transfers    Period     of Period
                                      ----------  -----------  --------------  -------------  ---------  ----------  ------------
December 31, 2009
Assets:
  Fixed maturity securities,
    available for sale:
    Corporate debt                    $       35  $        (5) $            7  $          (8) $       6  $       35  $         --
    Residential mortgage-backed
      securities                              90          (58)             42            (13)        21          82            --
    Commercial mortgage-backed
      securities                               7           (8)              7             --         63          69            --
    Collateralized debt obligations           29           (2)             13             (1)        (2)         37            --
                                      ----------  -----------  --------------  -------------  ---------  ----------  ------------
  Total fixed maturity securities,
    available for sale                       161          (73)             69            (22)        88         223            --
  Fixed maturity securities, trading          12           (1)             --             --         --          11            --
  Partnerships                                --           --              --             --          1           1            --
                                      ----------  -----------  --------------  -------------  ---------  ----------  ------------
Total                                 $      173  $       (74) $           69  $         (22) $      89  $      235  $         --
                                      ==========  ===========  ==============  =============  =========  ==========  ============

Liabilities:
  Policyholder contract deposits      $    1,907  $    (1,430) $           --  $          --  $      --  $      477  $         --
                                      ==========  ===========  ==============  =============  =========  ==========  ============

(1) Net realized and unrealized gains (losses) related to the Level 3 items shown above are reported in net realized investment gain (loss) in the consolidated statements of income (loss), except for fixed maturity securities, trading which are reported in net investment income in the consolidated statements of income (loss).

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2010 and 2009 may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable inputs (e.g., changes in unobservable long-dated volatilities).

Changes in the fair value of separate account assets are completely offset in the consolidated statements of income (loss) and comprehensive income (loss) by changes in separate account liabilities, which are not carried at fair value and therefore not included in the tables above.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.2 ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS
(CONTINUED)

TRANSFERS OF LEVEL 3 ASSETS

The Company's policy is to transfer assets and liabilities into Level 3 when a significant input cannot be corroborated with market observable data. This may include: circumstances in which market activity has dramatically decreased and transparency to underlying inputs cannot be observed, current prices are not available, and substantial price variances in quotations among market participants exist.

The following table provides the components of the transfers of Level 3 assets on a gross basis:

                                                                       Gross        Gross         Net
                                                                     Transfers    Transfers    Transfers
December 31, 2010                                                       In          (Out)       In (Out)
                                                                    -----------  -----------  ------------
                                                                                (In millions)
Assets:
  Obligations of states, municipalities and political subdivisions  $        23  $       (21) $          2
  Corporate debt                                                              2          (23)          (21)
  Residential mortgage-backed securities                                     41           --            41
  Commercial mortgage-backed securities                                       5           --             5
  Collateralized debt obligations                                            --          (12)          (12)
  Partnerships                                                                2           --             2
                                                                    -----------  -----------  ------------
Total assets                                                        $        73  $       (56) $         17
                                                                    ===========  ===========  ============

During the year ended December 31, 2010, the Company transferred into Level 3 approximately $73 million of assets consisting of certain RMBS and CMBS, as well as certain municipal bonds and investment partnerships and private placement corporate debt. The transfers into Level 3 related to investments in RMBS and CMBS were due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. Certain municipal bonds were transferred into Level 3 based on limited market activity for the particular issuances and related limitations on observable inputs for their valuation. Investment partnerships transferred into Level 3 primarily consisted of certain hedge funds with limited market activity due to fund-imposed redemption restrictions. Transfers into Level 3 for private placement corporate debt were primarily the result of the Company overriding third party matrix pricing information downward to better reflect the additional risk premium associated with those securities that the Company believes was not captured in the matrix.

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant input(s) becoming observable, or when a long-term interest rate significant to a valuation becomes short-term and thus observable. During the year ended December 31, 2010, the Company transferred approximately $56 million of assets out of Level 3. These transfers out of Level 3 are primarily related to investments in private placement corporate debt, certain municipal bonds and investments in CDOs. Transfers out of Level 3 for private placement corporate debt and municipal bonds were primarily the result of the Company using observable pricing information or a third party pricing quote that appropriately reflects the fair value of those securities, without the need for adjustment based on the Company's own assumptions regarding the characteristics of a specific security or the current liquidity in the market. Transfers out of Level 3 for CDO investments backed by corporate credits were primarily the result of the Company using observable pricing information or a third party pricing quote that appropriately reflects the fair value of those securities, without the need for adjustment based on the Company's own assumptions regarding the characteristics of a specific security or the current liquidity in the market. Transfers out of Level 3 for the remaining CDO investments were primarily due to increased observations of market transactions and price information for those securities.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.2 ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS
(CONTINUED)

INVESTMENTS IN CERTAIN ENTITIES CARRIED AT FAIR VALUE USING NET ASSET VALUE PER SHARE

The Company has 1 hedge fund investment that calculates net asset value per share (or its equivalent). For this investment, which is measured at fair value on a recurring basis, the Company uses the net asset value per share as a practical expedient for fair value.

At December 31, 2010 and 2009, the Fair Value using Net Asset Value of this security is $2.2 million and $3.3 million, respectively, with an investment category of Distressed. The Distressed category includes securities of companies that are already in default, under bankruptcy protection, or troubled. This investment is redeemable annually, with a redemption notice ranging from 90 days to 180 days. This investment cannot be redeemed, in part, because the investment includes partial restrictions. The partial restrictions were put in place in 2007 and do not have stated end dates. The partial restrictions relate to at least one investment that the fund manager deems to be illiquid. In order to treat investors fairly and to accommodate subsequent subscription and redemption requests, the fund manager isolates these illiquid assets from the rest of the fund until the assets become liquid.

4.3 FAIR VALUE MEASUREMENTS ON A NON-RECURRING BASIS

The Company also measures the fair value of certain assets on a non-recurring basis, generally quarterly, annually, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include cost and equity-method investments and mortgage and other loans. The Company uses a variety of techniques to measure the fair value of these assets when appropriate, as described below:

COST AND EQUITY-METHOD INVESTMENTS

When the Company determines that the carrying value of these assets may not be recoverable, the Company records the assets at fair value with the loss recognized in earnings. In such cases, the Company measures the fair value of these assets using the techniques discussed in Valuation Methodologies, above, for other invested assets.

MORTGAGE AND OTHER LOANS

When the Company determines that the carrying value of these assets may not be recoverable, the Company records the assets at fair value with the loss recognized in earnings. In such cases, the Company measures the fair value of these assets using the techniques discussed below for mortgage and other loans.

FAIR VALUE OPTION - FIXED MATURITY SECURITIES, TRADING

The Company may elect to measure at fair value financial instruments and certain other assets and liabilities that are not otherwise required to be measured at fair value. Subsequent changes in fair value for designated items are reported in earnings.

The Company has elected fair value accounting for its economic interest in ML
II. The Company recorded a gain of $7.8 million and losses of $0.4 million and $3.2 million in the years ended December 31, 2010, 2009 and 2008, respectively, to reflect the change in the fair value of ML II, which were reported as a component of net investment income in the consolidated statements of income
(loss).

4.4 FAIR VALUE INFORMATION ABOUT FINANCIAL INSTRUMENTS NOT MEASURED AT FAIR
VALUE

Information regarding the estimation of fair value for financial instruments not carried at fair value (excluding insurance contracts and lease contracts) is discussed below.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.4 FAIR VALUE INFORMATION ABOUT FINANCIAL INSTRUMENTS NOT MEASURED AT FAIR VALUE (CONTINUED)

MORTGAGE AND OTHER LOANS RECEIVABLE

Fair values of mortgage loans were estimated for disclosure purposes using discounted cash flow calculations based upon discount rates the Company believes market participants would use in determining the price that they would pay for such assets. For certain loans, the Company's current incremental lending rates for similar type loans is used as the discount rate, as it is believed that this rate approximates the rate that market participants would use. Fair values of collateral, commercial and guaranteed loans were estimated principally by using independent pricing services, broker quotes and other independent information. The fair values of the policy loans were not estimated as the Company believes it would have to expend excessive costs for the benefits derived.

SHORT-TERM INVESTMENTS

The carrying value of these assets approximates fair value because of the relatively short period of time between origination and expected realization.

POLICYHOLDER CONTRACT DEPOSITS ASSOCIATED WITH INVESTMENT-TYPE CONTRACTS

Fair value for policyholder contract deposits associated with investment-type contracts (those without significant mortality risk) not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Where no similar contracts are being offered, the discount rate is the appropriate tenor swap rates (if available) or current risk-free interest rates consistent with the currency in which cash flows are denominated.

The following table presents the carrying value and estimated fair value of the Company's financial instruments:

                                                        2010                 2009
                                                 -------------------  --------------------
                                                 Carrying    Fair     Carrying    Fair
                                                   Value     Value     Value      Value
                                                 --------  ---------  --------  ----------
                                                              (In millions)
ASSETS:
  Fixed maturity securities, available for sale  $  2,620  $   2,620  $  1,888  $    1,888
  Fixed maturity securities, trading                   19         19        11          11
  Equity securities, available for sale                --         --         1           1
  Mortgage and other loans receivable                 395        439       394         409
  Policy loans                                        116        116       128         128
  Mutual funds                                          1          1        18          18
  Partnerships                                        194        194       173         173
  Derivative assets                                   131        131       207         207
  Short-term investments                              706        706       784         784
  Separate account assets                          22,685     22,685    21,799      21,799

LIABILITIES:
  Policyholder contract deposits (1)             $  3,645  $   3,596  $  3,717  $    3,688
  Derivative liabilities                               --         --         7           7

----------
(1) Net embedded derivatives within liability host contracts are presented within policyholder contract deposits.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5. INVESTMENTS

5.1 FIXED MATURITY AND EQUITY SECURITIES, AVAILABLE FOR SALE

The cost or amortized cost, gross unrealized gains and losses and estimated fair value of fixed maturity and equity securities available for sale by major category follow:

                                                                                           Other-Than-
                                            Cost or     Gross       Gross                   Temporary
                                           Amortized  Unrealized  Unrealized     Fair      Impairments
                                              Cost      Gains       Losses       Value       in AOCI
                                           ---------  ----------  ----------  -----------  -----------
                                                                 (In millions)
December 31, 2010
U.S. government securities and government
  sponsored entities                       $      14  $        1  $       --  $        15  $        --
Obligations of states, municipalities and
  political subdivisions                          21          --          --           21           --
Non U.S. governments                              27          --          --           27           --
Corporate debt                                 2,006         119         (21)       2,104            3
Residential mortgage-backed securities           210           5         (34)         181          (16)
Commercial mortgage-backed securities            154           2         (22)         134           (3)
Collateralized debt obligations                  128           1          (4)         125           --
Other debt securities                             15           1          (3)          13           --
                                           ---------  ----------  ----------  -----------  -----------
  Total fixed maturity securities          $   2,575  $      129  $      (84) $     2,620  $       (16)
                                           =========  ==========  ==========  ===========  ===========

                                                                                           Other-Than-
                                            Cost or     Gross       Gross                   Temporary
                                           Amortized  Unrealized  Unrealized    Fair       Impairments
                                              Cost      Gains       Losses      Value        in AOCI
                                           ---------  ----------  ----------  -----------  -----------
                                                                 (In millions)
December 31, 2009
U.S. government securities and government
  sponsored entities                       $      13  $        1  $       --  $        14  $        --
Obligations of states, municipalities and
  political subdivisions                          25          --          --           25           --
Corporate debt                                 1,344          76         (12)       1,408            2
Residential mortgage-backed securities           394           7        (100)         301          (46)
Commercial mortgage-backed securities            164           2         (77)          89           (4)

Collateralized debt obligations                   48          --          (8)          40           (1)
Other debt securities                             18          --          (7)          11           --
                                           ---------  ----------  ----------  -----------  -----------
  Total fixed maturity securities              2,006          86        (204)       1,888          (49)
Equity securities                                  1          --          --            1           --
                                           ---------  ----------  ----------  -----------  -----------
  Total                                    $   2,007  $       86  $     (204) $     1,889  $       (49)
                                           =========  ==========  ==========  ===========  ===========

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5.1 FIXED MATURITY AND EQUITY SECURITIES, AVAILABLE FOR SALE (CONTINUED)

The following tables summarize the Company's gross unrealized losses and estimated fair values on fixed maturity and equity securities available for sale, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2010 and 2009:

                                          Less than 12 Months     12 Months or More             Total
                                        ----------------------  ----------------------  ----------------------
                                                    Unrealized              Unrealized              Unrealized
                                        Fair Value    Loss      Fair Value     Loss     Fair Value     Loss
                                        ----------  ----------  ----------  ----------  ----------  ----------
                                                                   (In millions)
December 31, 2010:
U.S. government securities and
  government sponsored entities         $        3  $       --  $       --  $       --  $        3  $       --
Corporate debt                                 444          16          37           5         481          21
Residential mortgage-backed securities          39           3         107          31         146          34
Commercial mortgage-backed securities           28          --          77          22         105          22
Collateralized debt obligations                 69           1          22           3          91           4
Other debt securities                           --          --          13           3          13           3
                                        ----------  ----------  ----------  ----------  ----------  ----------
Total                                   $      583  $       20  $      256  $       64  $      839  $       84
                                        ==========  ==========  ==========  ==========  ==========  ==========

                                          Less than 12 Months     12 Months or More             Total
                                        ----------------------  ----------------------  ----------------------
                                                    Unrealized              Unrealized              Unrealized
                                        Fair Value    Loss      Fair Value     Loss     Fair Value     Loss
                                        ----------  ----------  ----------  ----------  ----------  ----------
                                                                   (In millions)
December 31, 2009
Corporate debt                          $      287  $        5  $      114  $        7  $      401  $       12
Residential mortgage-backed securities          73          54         103          46         176         100
Commercial mortgage-backed securities           77          77          --          --          77          77
Collateralized debt obligations                 18           6          19           2          37           8

Other debt securities                           --          --          11           7          11           7
                                        ----------  ----------  ----------  ----------  ----------  ----------
Total                                   $      455  $      142  $      247  $       62  $      702  $      204
                                        ==========  ==========  ==========  ==========  ==========  ==========

As of December 31, 2010, the Company held 213 individual fixed maturity securities that were in an unrealized loss position, of which 72 individual securities were in a continuous unrealized loss position for longer than twelve months.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5.1 FIXED MATURITY AND EQUITY SECURITIES, AVAILABLE FOR SALE (CONTINUED)

The Company did not recognize in earnings the unrealized losses on these fixed maturity securities at December 31, 2010 because management neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Furthermore, management expects to recover the entire amortized cost basis of these securities. In performing this evaluation, management considered the recovery periods for securities in previous periods of broad market declines. For fixed maturity securities with significant declines, management performed fundamental credit analysis on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other market available data.

The amortized cost and estimated fair value of fixed maturity securities available for sale by contractual maturity as of December 31, 2010 were as follows:

                                                             Cost or Amortized
                                                                   Cost            Fair Value
                                                             -----------------  ----------------
                                                                       (In millions)
Due in one year or less                                      $             193  $            197
Due after one year through five years                                      551               591
Due after five years through ten years                                   1,101             1,135
Due after ten years                                                        239               258
Mortgage-backed, asset-backed and collateralized securities                491               439
                                                             -----------------  ----------------
  Total fixed maturity securities, available for sale        $           2,575  $          2,620
                                                             =================  ================

Actual maturities may differ from contractual maturities, since borrowers may have the right to call or prepay obligations. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity.

At December 31, 2010, the Company's investments included three investments in a single entity that exceeded 10 percent of the Company's consolidated shareholder's equity. The investments included one short-term money market pool, one U.S. Treasury Bill and one partnership. At December 31, 2009, the Company's investments included five investments in a single entity that exceeded 10 percent of the Company's consolidated shareholder's equity. The investments included one money market fund, two partnerships, one mortgage backed security, and one short-term money market pool.

At December 31, 2010, $8.2 million of fixed maturity securities, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

Included in the fixed maturity securities available for sale at December 31, 2010 is a bond carried at fair value of $12.9 million that was issued by an affiliate.

At December 31, 2010, fixed maturity securities included $178.6 million of securities not rated investment grade.

At December 31, 2010, the carrying value, which approximates its estimated fair value, of all investments in default as to the payment of principal or interest totaled $17.3 million.

5.2 FIXED MATURITY SECURITIES, TRADING

On December 12, 2008, the Company and certain other wholly owned U.S. life insurance company subsidiaries of American International Group sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of RMBS. In exchange for the RMBS, the life insurance companies received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price of $1.0 billion plus a participation in the residual, each of which is subordinated to the repayment of a loan from the New York Fed to ML II.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5.2 FIXED MATURITY SECURITIES, TRADING (CONTINUED)

Neither American International Group nor the Company has any control rights over ML II. The Company has determined that ML II is a variable interest entity ("VIE") and the Company is not the primary beneficiary. The transfer of RMBS to ML II has been accounted for as a sale. The Company has elected to account for its economic interest in ML II (including the rights to the deferred contingent purchase price) at fair value. This interest is reported in fixed maturity securities, trading, with changes in fair value reported as a component of net investment income. See Note 4 herein for further discussion of the Company's fair value methodology and the valuation of ML II.

A net unrealized gain of $7.8 million in the year ended December 31, 2010 and net unrealized losses of $0.4 million and $3.2 million in the years ended December 31, 2009 and 2008, respectively were included in the consolidated statements of income (loss) from fixed maturity securities classified as trading securities.

See Note 7 herein for additional information regarding the Securities Lending Program and the sale of the RMBS to ML II.

5.3 MORTGAGE AND OTHER LOANS RECEIVABLE

At December 31, 2010, the Company had direct commercial mortgage loan exposure of $395.0 million, all of which represents U.S. loan exposure. At December 31, 2009, the Company had direct commercial mortgage loan exposure of $393.7 million, all of which representing U.S. loan exposure. At that date, substantially all of the U.S. loans were current. All of the commercial mortgages were current as to payments of principal and interest at December 31, 2010 and 2009, respectively.

                   Number                                                                           Percent
                     of                                                  Multi-   Mobile              of
State               Loans  Amount *  Office  Retail  Industrial  Hotel   Family    Homes    Other    Total
                   ------  --------  ------  ------  ----------  -----  --------  -------  -------  -------
                                                  (Dollars in millions)
December 31, 2010
California             10  $    140  $   15  $    5  $       57  $  10  $      2  $    30  $    21    33.65
New York                7        55      23      --           7     --        25       --       --    13.22
Hawaii                  1        45      --      --          --     45        --       --       --    10.82
Michigan                4        35      --      --           3     --        22       10       --     8.41
Indiana                 2        35      18      --          --     --        --       17       --     8.41
All other states       13       106      48       4          10     26         7       11       --    25.49
                   ------  --------  ------  ------  ----------  -----  --------  -------  -------  -------
Total                  37  $    416  $  104  $    9  $       77  $  81  $     56  $    68  $    21   100.00
                   ======  ========  ======  ======  ==========  =====  ========  =======  =======  =======


                   Number                                                                           Percent
                     of                                                  Multi-   Mobile              of
State               Loans  Amount *  Office  Retail  Industrial  Hotel   Family    Homes    Other    Total
                   ------  --------  ------  ------  ----------  -----  --------  -------  -------  -------
                                                  (Dollars in millions)
December 31, 2009
California             10  $    131  $   35  $    6  $       57  $  10  $      2  $    --  $    21    32.67
Hawaii                  1        45      --      --          --     45        --       --       --    11.22
Indiana                 2        38      20      --          --     --        --       18       --     9.48
Michigan                4        36      --      --          4      --        22       10       --     8.98
Arizona                 2        30      20      --          --     --        --       10       --     7.48
All other states       16       121      52       4          13     27        25       --       --    30.17
                   ------  --------  ------  ------  ----------  -----  --------  -------  -------  -------
Total                  35  $    401  $  127  $   10  $       74  $  82  $     49  $    38  $    21   100.00
                   ======  ========  ======  ======  ==========  =====  ========  =======  =======  =======

*     Excludes portfolio valuation allowance and other loans receivable

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5.3 MORTGAGE AND OTHER LOANS RECEIVABLE (CONTINUED)

The following table presents a rollforward of the changes in the allowance for mortgage loans and other loans receivable:

                               2010     2009
                              ------   ------
                               (In millions)
Allowance, beginning of year  $    7   $   --
 Provisions for loan losses       14        7
                              ------   ------
Allowance, end of year        $   21   $    7
                              ======   ======

The Company did not have any mortgage and other loans receivable valuation allowance activity during the year ended December 31, 2008.

The Company did not impair any mortgage and other loans receivable during the years ended December 31, 2010, 2009 and 2008.

5.4 PARTNERSHIPS

Investments in partnerships totaled $194.3 million and $172.5 million at December 31, 2010 and 2009, respectively, and were comprised of five partnerships and seven partnerships, respectively. These partnerships consist primarily of hedge funds and are managed by independent money managers who invest in equity securities, fixed maturity securities and real estate. The risks generally associated with these partnerships include those related to their underlying investments (i.e. equity securities, debt securities and real estate), plus a level of illiquidity, which is mitigated, to some extent, by the existence of contractual termination /withdrawal provisions.

5.5 INVESTMENT INCOME

Investment income by type of investment was as follows for the years ended December 31:

                                         2010         2009          2008
                                      ----------    ----------    ----------
                                                 (In millions)
Fixed maturity securities             $      151    $      129    $      182
Mortgage and other loans receivable           27            27            29
Policy loans                                   3            10            12
Partnerships                                  25            37           (56)
Short-term investments                         2             3            20
Other investment income                        1             4            (3)
                                      ----------    ----------    ----------
  Total investment income                    209           210           184
Less: investment expenses                     (3)           (2)           (2)
                                      ----------    ----------    ----------
  Net investment income               $      206    $      208    $      182
                                      ==========    ==========    ==========

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5.6 NET REALIZED INVESTMENT GAIN (LOSS)

Realized gains (losses) by type of investment were as follows for the years ended December 31:

                                                                                                         2010     2009       2008
                                                                                                       -------   -------   -------
                                                                                                             (In millions)
Sales of fixed maturities:
 Gross gains                                                                                           $     6   $    12   $   211
 Gross losses                                                                                               --       (12)     (261)
Partnership and other invested assets                                                                      (13)       --         9
Derivative asset and liabilities:
 Gross gains                                                                                               467       376     1,298
 Gross losses                                                                                             (611)   (1,480)     (248)
Embedded derivatives                                                                                       303     1,430    (1,854)
Securities lending collateral, including other-than-temporary impairments                                   --        --       (75)
Other-than-temporary impairments:
 Total other-than-temporary impairments on available for sale securities                                   (54)     (159)     (642)
 Portion of other-than-temporary impairments on available for sale fixed maturity securities
    recognized in accumulated other comprehensive income (loss)                                            (15)       35        --
                                                                                                       -------   -------   -------
Net other-than-temporary impairments on available for sale securities recognized in net income (loss)      (69)     (124)     (642)
Other-than-temporary impairments on all other investments                                                   (1)       (8)       --
                                                                                                       -------   -------   -------
Net realized investment gain (loss)                                                                    $    82   $   194   $(1,562)
                                                                                                       =======   =======   =======

The following table presents a rollforward of the credit impairments recognized in earnings for available for sale fixed maturity securities held by the
Company:

                                                                              Twelve Months Ended    Nine Months Ended
                                                                               December 31, 2010     December 31, 2009
                                                                              -------------------   -------------------
                                                                                            (In millions)
Balance, beginning of period                                                  $              (155)  $              (115)
  Increases due to:
    Credit impairments on new securities subject to impairment losses                         (31)                   (8)
    Additional credit impairments on previously impaired securities                           (38)                  (43)
  Reductions due to:
    Credit impaired securities fully disposed for which there was no prior
      intent or requirement to sell                                                             7                     9
    Accretion on securities previously impaired due to credit                                   3                     2
                                                                              -------------------   -------------------
Balance, end of year                                                          $              (214)  $              (155)
                                                                              ===================   ===================

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

6. DERIVATIVE FINANCIAL INSTRUMENTS

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk and equity market risk. See Notes 3 and 4 for further discussion on derivative financial instruments.

The following table presents the notional amount and gross fair value of derivative financial instruments, by their underlying risk exposure, excluding embedded derivatives, held at:

                                                            Derivative Assets    Derivative Liabilities
                                                         ----------------------  ----------------------
                                                          Notional   Fair Value   Notional   Fair value
                                                         Amount (1)      (2)     Amount (1)     (2)
                                                         ----------  ----------  ----------  ----------
                                                                         (In millions)
December 31, 2010
Derivatives not designated as hedging instruments:
  Interest rate contracts                                $       75  $        8  $       --  $       --
  Foreign exchange contracts                                     14           3          --          --
  Equity contracts                                            2,456         127         137          --
  Other contracts                                                --          --      10,937         174
                                                         ----------  ----------  ----------  ----------
Total derivatives not designated as hedging instruments  $    2,545         138  $   11,074         174
                                                         ==========              ==========
  Counterparty netting                                                                   --          --
  Cash collateral                                                            (7)                     --
                                                                     ----------              ----------
Total derivative instruments, net                                           131                     174
Less: Bifurcated embedded derivatives (3)                                    --                    (174)
                                                                     ----------              ----------
Total derivatives on balance sheets                                  $      131              $       --
                                                                     ==========              ==========

                                                             Derivative Assets       Derivative Liabilities
                                                          -----------------------    -----------------------
                                                           Notional    Fair Value     Notional    Fair value
                                                          Amount (1)       (2)       Amount (1)       (2)
                                                          ----------   ----------    ----------   ----------
                                                                            (In millions)
December 31, 2009
Derivatives not designated as hedging instruments:
  Interest rate contracts                                 $       75   $        2    $       --   $       --
  Foreign exchange contracts                                      17            2            --           --
  Equity contracts                                             2,058          213           312            7
  Other contracts                                                 --           --         9,859          477
                                                          ----------   ----------    ----------   ----------
Total derivatives not designated as hedging instruments   $    2,150          217    $   10,171          484
                                                          ==========                 ==========
  Counterparty netting                                                         --                         --
  Cash collateral                                                             (10)                        --
                                                                       ----------                 ----------
Total derivative instruments, net                                             207                        484
Less: Bifurcated embedded derivatives (3)                                      --                       (477)
                                                                       ----------                 ----------
Total derivatives on balance sheets                                    $      207                 $        7
                                                                       ==========                 ==========

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

6. DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)

(1) Notional or contractual amounts of derivative financial instruments represent a standard of measurement of the volume of derivatives. Notional amount is not a quantification of market risk or credit risk and is not recorded on the consolidated balance sheets. Notional amounts generally represent the amounts used to calculate contractual cash flows to be exchanged and are only paid or received for certain contracts, such as currency swaps.

(2) See Note 4 for additional information regarding the Company's fair value measurement of derivative instruments.

(3) Embedded derivatives related to living benefits are recorded within policyholder contract deposits in the Company's consolidated balance sheets.

The Company has taken positions in certain derivative financial instruments in order to mitigate the impact of changes in interest rates or equity markets on cash flows or certain policyholder liabilities. Financial instruments used by the Company for such purposes include interest rate swaps, index options (long and short positions) and futures contracts (short positions on U.S. treasury notes and U.S. long bonds). The Company has determined that its derivative financial instruments do not qualify for hedge accounting. As a result, all of the Company's derivatives are accounted for at fair value and the changes in fair value are recorded as unrealized gains or losses.

Interest rate or foreign currency swap agreements are agreements to exchange with a counterparty, at specified intervals, interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) or in different currencies, based on an underlying principal balance (notional amount). Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each interest payment due date, which is included in the consolidated statements of income (loss).

Index options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation, either to purchase or sell a financial instrument at a specified price within a specified period of time. The Company has purchased cash settled put and call options on the S&P 500 index to offset the risk of certain guarantees of annuity policy values.

Futures contracts are agreements between two parties that commit one party to purchase and the other to sell a particular commodity or financial instrument at a price determined on the final settlement day of the contract. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange. Some futures contracts may call for physical delivery of the asset, while others are settled in cash. The Company uses futures contracts on U.S. treasury notes, U.S. treasury bonds to offset the risk of certain guarantees on annuity policy values.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

6. DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)

The Company recorded the following change in value of its derivative financial instruments, including periodic net coupon settlements, change in value of its embedded derivatives and gains and losses on sales of derivatives, in net realized investment gain (loss) in the consolidated statements of income (loss):

                                                           2010       2009
                                                          -------    -------
                                                            (In millions)
Derivatives not designated as hedging instruments:
   Interest rate contracts                                $     6    $  (172)
   Foreign exchange contracts                                   2         (1)
   Equity contracts                                          (152)      (931)
                                                          -------    -------
Total derivatives not designated as hedging instruments      (144)    (1,104)
Embedded derivatives                                          303      1,430
                                                          -------    -------
Total derivative instruments                              $   159    $   326
                                                          =======    =======

The Company issues certain variable annuity products which contain guaranteed provisions that are considered embedded derivatives. The fair value of these embedded derivatives is reflected in policyholder contract deposits on the consolidated balance sheet. The changes in fair value of the embedded derivatives are reported in net realized investment gain (loss) in the consolidated statement of income (loss).

The Company is exposed to potential credit-related losses in the event of nonperformance by counterparties to financial instruments. At December 31, 2010 and 2009, the Company had $36.7 million and $37.6 million, respectively, of net derivative assets outstanding with AIG Financial Products Corp., an affiliated company. The credit exposure of the Company's derivative financial instruments is limited to the fair value of contracts that are favorable to the Company at the reporting date.

7. SECURITIES LENDING PROGRAM

SECURITIES LENDING

The Company and certain other wholly owned insurance company subsidiaries of American International Group historically participated in American International Group's U.S. securities lending program (the "Securities Lending Program"), which was managed by an affiliated agent, AIG Securities Lending Corp. (the "Agent") and an affiliated investment advisor for the benefit of the insurance company participants (collectively, "the Participants").

During the fourth quarter of 2008, in connection with certain securities lending transactions, the Company met the requirements for sale accounting because collateral received from the counterparties was insufficient to fund substantially all of the cost of purchasing replacement assets. Accordingly, the Company accounted for such lending transactions as sales combined with forward purchase commitments, rather than secured borrowings.

On December 12, 2008, the Securities Lending Program was terminated, following the sale of long-term investments held by the Agent in the Securities Lending Program's collateral account and the settlement of all outstanding securities lending transactions. Prior to the termination of the Securities Lending Program, the Participants recognized realized capital losses on other-than-temporary impairments and sales of the long-term investments. American International Group made capital contributions to the Participants, which were funded directly to the Securities Lending Program's collateral account, and which largely offset the obligations of the Participants to contribute to the collateral account their pro rata share of any investment losses incurred.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7. SECURITIES LENDING PROGRAM (CONTINUED)

The Company recorded the following amounts in 2008 related to the Securities Lending Program:

                                                                              (In millions)
Realized losses on securities lending collateral:
 Net realized losses on RMBS sold to ML II                                        $ (33)
 Net realized losses on all other asset sales                                       (42)
 Realized losses due to other-than-temporary declines in value                     (350)
                                                                                  -----
   Total                                                                          $(425)
                                                                                  =====
Net realized losses related to lent securities with insufficient collateral:
 Deemed sales of lent securities                                                  $ (30)
 Forward purchase commitments                                                       (18)
                                                                                  -----
   Total                                                                          $ (48)
                                                                                  =====

MAIDEN LANE II

On December 12, 2008, in conjunction with the termination of the Securities Lending Program, American International Group, the Participants and the Agent entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") with ML II, a Delaware limited liability company whose sole member is the New York Fed. Pursuant to the Asset Purchase Agreement, the Participants sold to ML II all of their undivided interests in a pool of $39.3 billion par amount of RMBS held in the Securities Lending Program's collateral account. In exchange for the RMBS, the Participants received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price, as described below. The total purchase price was based on the fair value of the RMBS as of October 31, 2008, and the Participants recognized a realized loss of $2.2 billion on the transaction. The amount of the initial payment and the deferred contingent portions of the total purchase price were allocated among the Participants based on their respective ownership interests in the pool of RMBS as of September 30, 2008.

Pursuant to a credit agreement, the New York Fed, as senior lender, made a loan to ML II (the "ML II Senior Loan") in the aggregate amount of $19.5 billion (such amount being the cash purchase price of the RMBS payable by ML II on the closing date after certain adjustments, including payments on RMBS for the period between the transaction settlement date of October 31, 2008 and the closing date of December 12, 2008). The ML II Senior Loan is secured by a first priority security interest in the RMBS and all property of ML II, bears interest at a rate per annum equal to one-month LIBOR plus one percent and has a stated six-year term, subject to extension by the New York Fed at its sole discretion. After the Senior Loan has been repaid in full, to the extent there are sufficient net cash proceeds from the RMBS, the Participants will be entitled to receive from ML II a portion of the deferred contingent purchase price in the amount of up to $1.0 billion plus interest that accrues from the closing date and is capitalized monthly at the rate of one-month LIBOR plus three percent. Upon payment in full of the ML II Senior Loan and the accrued distributions on the Participants' fixed portion of the deferred contingent purchase price, all remaining amounts received by ML II will be paid five-sixths to the New York Fed as contingent interest and one-sixth to the Participants as remaining deferred contingent purchase price. The New York Fed will have sole control over ML II and the sales of the RMBS by ML II so long as the New York Fed has any interest in the Senior Loan.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

8. DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS

The following table summarizes the activity in deferred policy acquisition costs:

                                                                  Years ended December 31,
                                                                  ------------------------
                                                                                    2009
                                                                   2010           Restated
                                                                  -------         --------
                                                                       (In millions)
Balance at beginning of year                                      $   671         $  1,151
Deferrals                                                             162               79
Accretion of interest/amortization                                    (99)               3
Effect of realized (gains) losses on securities (1)                  (122)            (268)
Effect of unlocking assumptions used in estimating future gross
   profits (2)                                                         --             (294)
                                                                  -------         --------
Balance at end of year                                            $   612         $    671
                                                                  =======         ========

(1) In 2009, includes a decrease of $36.2 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard.

(2) The Company adjusts amortization of deferred acquisition costs when the assumptions underlying the estimates of current or future gross profits to be realized are revised. The Company reviews the assumptions at least annually. The 2009 amount was primarily the result of reductions in the long-term growth rate assumptions and deteriorating equity market conditions early in the year. In the first quarter of 2009, the long-term separate account growth rate assumption was reduced to 7.5 percent from 10 percent.

The annuity operations defer enhanced crediting rates or bonus payments to contract holders on certain of its products ("Bonus Payments"). The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature. The following table summarizes the activity in these deferred expenses:

                                                   Bonus     Distribution
                                                  Payments       Costs      Total
                                                  --------   ------------   -----
                                                            (In millions)
AT DECEMBER 31, 2010:
Balance at beginning of year                      $    134   $         21   $ 155
Deferrals                                               14             10      24
Accretion of interest/amortization                     (46)           (11)    (57)
Effect of realized (gains) losses on securities        (14)            --     (14)
                                                  --------   ------------   -----
Balance at end of year                            $     88   $         20   $ 108
                                                  ========   ============   =====

                                                   Bonus     Distribution
                                                  Payments       Costs      Total
                                                  --------   ------------   -----
                                                            (In millions)
AT DECEMBER 31, 2009 (Restated):
Balance at beginning of year                      $    217   $         28   $ 245
Deferrals                                               11              7      18
Accretion of interest/amortization                       5            (14)     (9)
Effect of realized gains on securities (1)             (49)            --     (49)
Effect of unlocking assumptions used in
   estimating future gross profits (2)                 (50)            --     (50)
                                                  --------   ------------   -----
Balance at end of year                            $    134   $         21   $ 155
                                                  ========   ============   =====

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

8. DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS (CONTINUED)

(1) In 2009, includes a decrease of $5.1 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard.

(2) The Company adjusts amortization of deferred sales inducements when the assumptions underlying the estimates of current or future gross profits to be realized are revised. The Company reviews the assumptions at least annually. The 2009 amounts were primarily the result of reductions in the long-term growth rate assumptions and deteriorating equity market conditions early in the year. In the first quarter of 2009, the long-term separate account growth rate assumption was reduced to 7.5 percent from 10 percent.

9. POLICYHOLDER CONTRACT DEPOSITS AND FUTURE POLICY BENEFITS

Future policy benefits and policyholder contract deposit liabilities were as follows at December 31:

                                   2010     2009
                                  ------   ------
                                   (In millions)
Policyholder contract deposits:
   Annuities                      $2,520   $2,518
   Universal life                  1,102    1,172
   Other contract deposits            23       27
                                  ------   ------
                                  $3,645   $3,717
                                  ======   ======
Future policy benefits:
   Annuities                      $  370   $  424
                                  ======   ======

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

9. POLICYHOLDER CONTRACT DEPOSITS AND FUTURE POLICY BENEFITS (CONTINUED)

Details concerning the Company's guaranteed benefit exposures are as follows:

                                                                                            Highest
                                                                                           Specified
                                                                                          Anniversary
                                                                                         Account Value
                                                                        Return of Net        Minus
                                                                       Deposits Plus a    Withdrawals
                                                                           Minimum           Post
                                                                            Return        Anniversary
                                                                       ---------------   -------------
                                                                            (Dollars in millions)
AT DECEMBER 31, 2010:
In the event of death (GMDB and EEB):
      Net account value                                                $     8,982       $      11,564
      Net amount at risk (a)                                                   909               1,073
      Average attained age of contract holders                                  68                  70
      Range of guaranteed minimum return rates (GMDB)                         0%-5%                  0%

At annuitization (GMIB):
      Net account value                                                $     1,662
      Net amount at risk (b)                                                    79
      Weighted average period remaining until earliest annuitization     0.7 years
      Range of guaranteed minimum return rates                              0%-6.5%

Accumulation at specified date (GMAV):
      Account value                                                    $     1,264
      Net amount at risk (c)                                                    14
      Weighted average period remaining until guaranteed payment         4.0 years

Annual withdrawals at specified date (GMWB):
      Account value                                                    $     9,169
      Net amount at risk (d)                                                   715
      Weighted average period remaining until guaranteed payment        18.8 years

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

9. POLICYHOLDER CONTRACT DEPOSITS AND FUTURE POLICY BENEFITS (CONTINUED)

                                                                                            Highest
                                                                                           Specified
                                                                                          Anniversary
                                                                                         Account Value
                                                                        Return of Net        Minus
                                                                       Deposits Plus a    Withdrawals
                                                                           Minimum           Post
                                                                            Return        Anniversary
                                                                       ---------------   -------------
                                                                            (Dollars in millions)
AT DECEMBER 31, 2009:
In the event of death (GMDB and EEB):
      Net account value                                                $      8,022      $      10,928
      Net amount at risk (a)                                                  1,294              1,991
      Average attained age of contract holders                                   69                 69
      Range of guaranteed minimum return rates (GMDB)                          0%-5%                 0%

At annuitization (GMIB):
      Net account value                                                $      1,723
      Net amount at risk (b)                                                     73
      Weighted average period remaining until earliest annuitization      1.3 years
      Range of guaranteed minimum return rates                               0%-6.5%

Accumulation at specified date (GMAV):
      Account value                                                    $      1,375
      Net amount at risk (c)                                                     37
      Weighted average period remaining until guaranteed payment          4.9 years

Annual withdrawals at specified date (GMWB):
      Account value                                                    $      7,287
      Net amount at risk (d)                                                  1,096
      Weighted average period remaining until guaranteed payment         18.2 years

(a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, net of reinsurance, if all contract holders died at the same balance sheet date. The net amount at risk does not take into account the effect of caps and deductibles from the various reinsurance treaties.

(b) Net amount at risk represents the present value of the projected guaranteed benefit exposure in excess of the projected account value, net of reinsurance, if all contract holders annuitized at their respective eligibility date.

(c) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, if all contract holders reached the specified date at the same balance sheet date.

(d) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders exercise the maximum withdrawal benefits at the same balance sheet date. If no withdrawals have been made for those policies with a waiting period, the contract holder will realize an increase in the benefit base after all other amounts guaranteed under this benefit have been paid. This increase in the benefit base increases the net amount at risk by $78.9 million and $119.8 million as of December 31, 2010 and 2009, respectively and is payable no sooner than 10 years from the end of the waiting period.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

9. POLICYHOLDER CONTRACT DEPOSITS AND FUTURE POLICY BENEFITS (CONTINUED)

The following summarizes the activity in future policy benefits:

                                                            2010      2009
                                                           ------    ------
                                                             (In millions)
Balance at the beginning of the year, before reinsurance   $  481    $  428
  Guaranteed benefits incurred                                 30       194
  Guaranteed benefits paid                                    (71)     (141)
                                                           ------    ------
Balance at the end of the year, before reinsurance            440       481
Less reinsurance                                              (70)      (57)
                                                           ------    ------
Balance at the end of the year, net of reinsurance         $  370    $  424
                                                           ======    ======


The following assumptions and methodology were used to determine the reserve for guaranteed benefits at December 31, 2010 and 2009:

      - Data used was 50 stochastically generated investment performance scenarios.

      - Mean investment performance assumption was 7.5 percent in 2010 and 2009.

      -     Volatility assumption was 16 percent.

      - Mortality was assumed to be 50 percent Male and 80 percent Female of the 1994 Variable Annuity MGDB table.

      - Lapse rates vary by contract type and duration and range from 0 percent to 40 percent.

      -     The discount rate was approximately 8 percent.

In the first quarter of 2009, the Company recorded an increase in the liability for future policy benefits of $124.6 million due to the unlocking of key assumptions.

10. REINSURANCE

Variable fees are net of reinsurance premiums of $17.5 million, $19.7 million and $23.1 million in 2010, 2009 and 2008, respectively. Guaranteed benefits paid were reduced by reinsurance recoveries of $13.0 million, $13.2 million and $4.9 million in 2010, 2009 and 2008, respectively.

Universal life insurance fees are net of reinsurance premiums of $27.7 million, $28.3 million and $30.5 million in 2010, 2009 and 2008, respectively. Reinsurance recoveries recognized as a reduction of claims on universal life insurance contracts amounted to $21.7 million, $28.8 million and $29.9 million in 2010, 2009 and 2008, respectively.

11. COMMITMENTS AND CONTINGENT LIABILITIES

COMMITMENTS

The Company has various long-term, noncancelable operating leases, primarily for office space and equipment, which expire at various dates through 2018. At December 31, 2010, the future minimum lease payments under the operating leases are $3 million a year from 2011 through 2015 and $7.8 million thereafter. Rent expense was $2.5 million, $3.1 million and $3.2 million for the years ended December 31, 2010, 2009 and 2008, respectively.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

11. COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED)

CONTINGENT LIABILITIES

As of December 31, 2010, the Company has two agreements outstanding in which it has agreed to provide liquidity support for certain short-term securities of municipalities and non-profit organizations (collectively, the "short-term securities") by agreeing to purchase such short-term securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. Additionally, the Company guarantees the payment of these securities upon redemption. One of these commitments is scheduled to expire on December 1, 2011, and the other commitment is scheduled to expire on October 1, 2022. The outstanding commitments may be extended beyond their stated maturities. Related to each of these agreements are participation agreements with the Parent under which the Parent shares in a portion of these liabilities in exchange for a proportionate percentage of the fees received under these agreements.

In September and October 2008, the Company purchased all of the $51.2 million in aggregate principal amount of the short-term securities then outstanding pursuant to its obligations under the above-referenced liquidity support agreements. The value of the securities purchased was subsequently written down to their then estimated market value of $38.4 million. Pursuant to its obligations under the participation agreements described above, the Parent honored such obligations through paying the Company its proportionate share of these write-downs, thereby effectively transferring its interests in the securities purchased to the Company. If the Company is able to re-market these short-term securities, the Company's obligations under the liquidity support agreements referenced above will continue to inure to the benefit of the purchasers of the re-marketed securities. In March 2009, approximately $14.4 million of the short-term securities held by the Company were redeemed and cancelled. The remaining short-term securities have a current estimated market value of $21.3 million at December 31, 2010. As of December 31, 2010, the Company has not re-marketed any of these short-term securities. As the holder of the short-term securities, the Company recorded $1.1 million as interest payments received from these securities in 2009 and 2010.

SAAMCo is the investment advisor of SunAmerica Money Market Fund (the "Fund"), a series of the SunAmerica Money Market Funds, Inc., which seeks to maintain a stable $1.00 net asset value per share. The Fund's market value NAV was negatively impacted by a loss on an asset backed security ("Cheyne"). SAAMCo has provided certain commitments to the Board of Directors of the Fund to contribute capital to maintain a minimum market value per share up to the amount of the security loss. Management has also committed that should the realized loss carry forward from Cheyne eventually expire, SAAMCo will reimburse the Fund to the extent of the expiration. During 2010, SAAMCo has made payments of $1.1 million for such capital contributions and established a contingent liability of $1.2 million for expected future capital contributions. These amounts have been included in general and administrative expenses in the consolidated statements of income (loss).

All 50 states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. The Company accrues liabilities for guaranty fund assessments when an assessment is probable, can be reasonably estimated and when the event obligating us to pay has occurred. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While the Company cannot predict the amount and timing of any future guaranty fund assessments, the Company has established reserves it believes are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings.

The Company accrued $1.2 million and $1.0 million for these guarantee fund assessments at December 31, 2010, and 2009, respectively, which is reported within Other liabilities in the accompanying consolidated balance sheets.

The Company had $1.2 million in commitments relating to mortgage loans at December 31, 2010.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

11. COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED)

Like many other companies, including financial institutions and brokers, the Company received subpoenas for information in connection with an ongoing investigation by the Securities and Exchange Commission ("SEC") and the United States Department of Justice ("DOJ") concerning the issuance of guaranteed investment contracts in connection with tax exempt bond issuances. The Company is also responding to subpoenas concerning the same subject matter sent by or on behalf of various state attorneys general. The Company is cooperating fully with the investigation. The impact of this matter, if any, on the Company's financial position cannot be reasonably estimated at this time.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the consolidated financial position, results of operations or cash flows of the Company.

Various lawsuits against the Company and its subsidiaries have arisen in the ordinary course of business. Except as noted above, contingent liabilities arising from litigation, income taxes and regulatory and other matters are not considered material in relation to the consolidated financial position, results of operations or cash flows of the Company.

12. SHAREHOLDER'S EQUITY

Capital contributions received by the Company were as follows:

                                                      Years ended December 31,
                                                      ------------------------
                                                      2010      2009      2008
                                                      ----      ----      ----
                                                           (In millions)
Cash contributions                                    $ 31      $ --      $ --
Contributions related to Securities Lending
  Program (see Note 7)                                $ --      $ --      $284
Contributions of securities at fair value               --        --         1
All other non-cash contributions (1)                   (10)        4        --
                                                      ----      ----      ----
     Total capital contributions                      $ 21      $  4      $285
                                                      ====      ====      ====

(1) In 2010, the Company received a contribution from its Parent of $30.9 million of cash and $19.1 million of fixed and other assets and assumed $30.9 million of liabilities. The Company also received non-cash capital contributions of $1.8 million equal to certain compensation expense recognized.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12. SHAREHOLDER'S EQUITY (CONTINUED)

The components of accumulated other comprehensive income (loss) were as follows at December 31:

                                                                2010      2009
                                                               ------    ------
                                                                 (In millions)
Fixed maturity and equity securities, available for sale and partnerships:
   Gross unrealized gains                                      $  134    $   93
   Gross unrealized losses                                        (81)     (201)
Unrealized loss on foreign currency                                (2)       (2)
Deferred federal and state income tax (expense) benefit           (18)       39
                                                               ------    ------
   Accumulated other comprehensive income (loss) (1)           $   33    $  (71)
                                                               ======    ======

(1) The 2009 amount includes a decrease of $142.6 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard. See Note 3.15 for additional disclosures on this new standard.

Dividends that the Company may pay to the Parent in any year without prior approval of the Arizona Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the State of Arizona without obtaining the prior approval of the Insurance Commissioner is limited to the lesser of either 10 percent of the preceding year's statutory surplus or the preceding year's statutory net gain from operations if, after paying the dividend, the Company's capital and surplus would be adequate in the opinion of the Arizona Department of Insurance. No dividends can be paid by the Company to its shareholder in 2011 without obtaining prior approval from the Arizona Department of Insurance.

The Company is required to file financial statements prepared in accordance with statutory accounting practices prescribed or permitted by state insurance regulatory authorities. Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, excluding certain assets from statutory admitted assets and valuing investments and establishing deferred taxes on a different basis.

The Company has one permitted practice at December 31, 2010. In 2010, the Company received permission from the Arizona Department of Insurance to restate the statutory gross paid-in and contributed statutory surplus and the unassigned funds components of its statutory surplus at September 30, 2010, similar to the restatement of statutory surplus balances that occurs pursuant to the prescribed accounting guidance for a quasi-reorganization. This statutory restatement resulted in an increase in statutory unassigned funds and a corresponding decrease in statutory gross paid in and contributed statutory surplus for an amount equal to the contributions received from American International Group of $288.0 million that offset the Company's losses incurred as a result of its participation in the Securities Lending Program (see Note 7). The permitted practice had no impact on either the Company's net income or total statutory surplus or impact on these financial statements. In addition, there was no impact on the Company's risk-based capital results.

Statutory net income (loss) and capital and surplus of the Company at December 31 were as follows:

                                2010   2009    2008
                                ----   ----   ------
                                    (In millions)
Statutory net income (loss)     $ 75   $122   $ (782)
Statutory capital and surplus   $834   $654   $1,275

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

13. INCOME TAXES

13.1 INCOME TAX EXPENSE (BENEFIT)

The components of the provisions for income taxes on pretax income consist of the following:

                                                                Years ended December 31,
                                                              ---------------------------
                                                                        2009       2008
                                                              2010    Restated   Restated
                                                              ----    --------   --------
                                                                     (In millions)

Current                                                       $(22)   $   (292)  $    107
Deferred                                                        77         177       (618)
                                                              ----    --------   --------
Total income tax expense (benefit)                            $ 55    $   (115)  $   (511)
                                                              ====    ========   ========

The U.S. federal statutory income tax rate is 35 percent for 2010, 2009 and 2008. Actual tax expense on income differs from the statutory amount computed by applying the federal income tax rate due to the following:

                                                                Years ended December 31,
                                                              ---------------------------
                                                                        2009       2008
                                                              2010    Restated   Restated
                                                              ----    --------   --------
                                                                     (In millions)
U.S. federal income tax expense (benefit) at statutory rate   $ 50    $   (100)  $   (734)
Adjustments:
   Valuation allowance                                          76          23        267
   State income taxes (net of federal benefit)                 (58)         (4)        (5)
   Separate account dividends received deduction               (18)        (41)       (40)
   Tax credits                                                  (4)         (7)       (13)
   Adjustment to prior year tax liability (a)                    7          10         12
   Goodwill                                                     --           3         --
   Other, net                                                    2           1          2
                                                              ----    --------   --------
 Total income tax expense (benefit)                           $ 55    $   (115)  $   (511)
                                                              ====    ========   ========

(a) In 2010, 2009 and 2008, the Company revised its estimate of tax contingency amount for prior year based on additional information that became available.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

13.2 DEFERRED INCOME TAXES

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the net deferred tax assets and liabilities at December 31 are as follows:


                                                                              2009
                                                                    2010    Restated
                                                                   ------   --------
                                                                     (In millions)
Deferred Tax Liabilities:
   Deferred policy acquisition costs and deferred sales
     inducements                                                   $(207)   $   (238)
   Net unrealized gains on fixed maturity and equity securities
     available for sale                                              (18)         --
   Partnership income                                                 (3)         --
   Other liabilities                                                  (2)         --
                                                                   -----    --------
     Deferred tax liabilities                                       (230)       (238)
                                                                   -----    --------

Deferred Tax Assets:
   Basis differential in investments                                  80          56
   Policy reserves                                                   200         341
   Capital loss carryforward -- Federal                              156         144
   State income taxes and net operating loss                          78          17
   Foreign tax credit                                                 13          13
   Net unrealized losses on fixed maturity and equity securities
     available for sale                                               --          39
   Partnership loss                                                   --           2
   Other assets                                                       22           4
                                                                   -----    --------
     Deferred tax assets                                             549         616
   Valuation allowance                                              (312)       (237)
                                                                   -----    --------
     Total deferred tax assets                                       237         379
                                                                   -----    --------
   Net deferred tax asset                                          $   7    $    141
                                                                   =====    ========

The following table presents tax losses and credits carryforwards as of December 31, 2010 on a tax return basis:

                                                         Tax
                                              Gross    Effected     Expiration Periods
                                             -------   --------   ----------------------
                                                (In millions)
Federal capital loss carryforwards           $   444   $    156    5 years 2013 -- 2014
State capital loss carryforwards                  50          3   5 & 10 years 2014-2019
State net operating loss carryforwards         1,456        115      Various 2011-2029
Foreign tax credit carryforwards                  --         13     10 years 2018-2020
                                             -------   --------
Total tax losses and credits carryforwards   $ 1,950   $    287
                                             =======   ========

The Company has recorded a full valuation allowance against the tax carryforwards described in the above table.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

13.2 DEFERRED INCOME TAXES (CONTINUED)

The Company is included in the consolidated federal income tax return of its ultimate parent, American International Group. Under the tax sharing agreement with American International Group, taxes are recognized and computed on a separate company basis. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company will recognize tax benefits based upon the amount of the deduction and credits utilized in the consolidated federal income tax return.

In general, realization of deferred tax assets depends on a company's ability to generate sufficient taxable income of the appropriate character within the carryforward periods in the jurisdictions in which the net operating losses and deductible temporary differences were incurred. The Company assessed its ability to realize the deferred tax asset of $549 million and concluded a $312 million valuation allowance was required to reduce the deferred tax asset at December 31, 2010 to an amount the Company believes is more likely than not to be realized.

When making its assessment, the Company considered all available evidence, including the impact of being included in the consolidated federal tax return of American International Group, future reversals of existing taxable temporary differences, estimated future GAAP taxable income, and tax planning strategies the Company would implement, if necessary, to realize the net deferred tax asset.

In assessing future GAAP taxable income, the Company considered its strong earnings history exclusive of the recent losses on securities lending program, because the Company and American International Group entered into transactions with the New York Fed to limit exposure to future losses. The Company also considered the taxable income from sales of businesses under the asset disposition plan of American International Group, the continuing earnings strength of the businesses American International Group intends to retain and American International Group recently announced debt and preferred stock transactions with the New York Fed and U.S. Department of the Treasury (the "Department of the Treasury"), respectively, together with other actions American International Group is taking, when assessing the ability to generate sufficient future taxable income during the relevant carryforward periods to realize the deferred tax asset.

Estimates of future taxable income generated from specific transactions and tax planning strategies discussed above could change in the near term, perhaps materially, which may require the Company to adjust its valuation allowance. Such adjustment, either positive or negative, could be material to the Company's financial condition or it results of operations for an individual period.

In evaluating the realizability of the loss carryforwards, the Company considered the relief provided by Internal Revenue Service ("IRS") Notice 2008-84 which provides that the limitation on loss carryforwards that can arise as a result of one or more acquisitions of stock of a loss company will not apply to such stock acquisitions for any period during which the United States becomes a direct or indirect owner of more than 50 percent interest in the loss company.

13.3 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES

A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:


                                                         2010     2009
                                                         ----     ----
                                                         (In millions)
Gross unrecognized tax benefits at beginning of period   $ 17     $  9
   Increases in tax positions for prior years               7        8
                                                         ----     ----
Gross unrecognized tax benefits at end of period         $ 24     $ 17
                                                         ====     ====

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

13.3 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES (CONTINUED)

The Company continually evaluates proposed adjustments by taxing authorities. At December 31, 2010, such proposed adjustments would not result in a material change to the Company's financial condition. Although it is reasonably possible that a significant change in the balance of unrecognized tax benefits may occur within the next twelve months, at this time it is not possible to estimate the range of the change due to the uncertainty of the potential outcomes.

At December 31, 2010 and 2009, the Company's unrecognized tax benefits, excluding interest and penalties, were $24 million and $17 million respectively. As of December 31, 2010 and 2009, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $24 million and $17 million respectively.

Interest and penalties, if any, related to unrecognized tax benefits are recognized as a component of income tax expense. At December 31, 2010 and 2009, the Company had a receivable of $0.5 million and $1.9 million, respectively, related to interest (net of federal tax). For the years ended December 31, 2010, 2009 and 2008, the Company had recognized an expense of $1.4 million and $2.1 million and a benefit of $0.8 million, respectively, of interest (net of federal tax) in the consolidated statements of income (loss).

13.4 TAX EXAMINATIONS

The Company is currently under audit by the IRS for calendar year 2004 - 2005. All years prior to 2004 are no longer subject to audit. The Company believes that any ultimate liability, including interest, will not materially exceed amounts recorded in the consolidated financial statements.

14. RELATED PARTY TRANSACTIONS

14.1 EVENTS RELATED TO AMERICAN INTERNATIONAL GROUP

On September 30, 2010, American International Group entered into an agreement-in-principle with the Department of the Treasury, the New York Fed, and the AIG Credit Facility Trust, a trust established for the sole benefit of the Department of the Treasury (the "Trust"), for a series of integrated transactions to recapitalize American International Group (the
"Recapitalization"). American International Group completed the Recapitalization on January 14, 2011. See Note 16 for more information regarding the Recapitalization.

Additional information on American International Group is publicly available in its regulatory filings with the SEC. Information regarding American International Group as described herein is qualified by regulatory filings American International Group files from time to time with the SEC.

14.2 OTHER RELATED PARTY TRANSACTIONS

On June 1, 2009, the Company amended and restated a short-term financing arrangement with the Parent, dated February 15, 2004, whereby the Parent has the right to borrow up to $500 million from the Company. This arrangement was amended and restated solely for the purpose of reflecting the name change of the Company to SunAmerica Annuity and Life Assurance Company ("SAAL"). All terms and conditions set forth in the original arrangement remain in effect, including that any advances made under this arrangement must be repaid within 30 days. There was no outstanding balance under this arrangement at December 31, 2010 and 2009.

On February 15, 2004, the Company entered into a short-term financing arrangement with the Parent whereby the Company has the right to borrow up to $500 million from the Parent. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this arrangement at December 31, 2010 and 2009.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

14.2 OTHER RELATED PARTY TRANSACTIONS (CONTINUED)

On February 15, 2004, the Company entered into a short-term financing arrangement with its affiliate, First SunAmerica Life Insurance Company ("FSA"), whereby the Company has the right to borrow up to $15 million from FSA. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this arrangement at December 31, 2010 and 2009.

On June 1, 2009, the Company amended and restated a short-term financing arrangement with FSA, dated February 15, 2004, whereby FSA has the right to borrow up to $15 million from the Company. This arrangement was amended and restated solely for the purpose of reflecting the name change of AIG SunAmerica Life Assurance Company to SAAL. All terms and conditions set forth in the original arrangement remain in effect. There were no outstanding balances under this arrangement at December 31, 2010 and 2009.

On June 1, 2009, the Company amended and restated a short-term financing arrangement with SAFGRS, dated September 26, 2001, whereby the Company has the right to borrow up to $500 million from SAFGRS. This arrangement was amended and restated solely for the purpose of reflecting the name changes of (i) the Company from Anchor National Life Insurance Company to SAAL, and (ii) SunAmerica Inc. to SAFGRS. All terms and conditions set forth in the original arrangement remain in effect, including that any advances made under this arrangement must be repaid within 30 days. There was no outstanding balance under this arrangement at December 31, 2010 and 2009.

On June 1, 2009, the Company amended and restated a short-term financing arrangement with SAFGRS, dated December 19, 2001, whereby SAFGRS has the right to borrow up to $500 million from the Company. This arrangement was amended and restated solely for the purpose of reflecting the name changes of (i) the Company from Anchor National Life Insurance Company to SAAL, and (ii) SunAmerica Inc. to SAFGRS. All terms and conditions set forth in the original arrangement remain in effect, including that any advances made under this arrangement must be repaid within 30 days. There was no outstanding balance under this arrangement at December 31, 2010 and 2009.

On June 1, 2009, the Company amended and restated a short-term financing arrangement with SunAmerica Investments, Inc. ("SAII"), dated December 19, 2001, whereby SAII has the right to borrow up to $500 million from the Company. This arrangement was amended and restated solely for the purpose of reflecting the name change of the Company from Anchor National Life Insurance Company to SAAL. All terms and conditions set forth in the original arrangement remain in effect, including that any advances made under this arrangement must be repaid within 30 days. There was no outstanding balance under this arrangement at December 31, 2010 or 2009.

On September 26, 2001, the Company entered into a short-term financing arrangement with SAII, whereby the Company has the right to borrow up to $500 million from SAII. Any advances made under these arrangements must be repaid within 30 days. There were no balances outstanding under these arrangements at December 31, 2010 and 2009.

The Company pays commissions and fees, including support fees to defray marketing and training costs, to five affiliated broker-dealers for distributing its annuity products and mutual funds. Amounts paid to these broker-dealers totaled $32.3 million, $29.5 million and $54.9 million for the years ended December 31, 2010, 2009 and 2008, respectively. These broker-dealers distribute a significant portion of the Company's variable annuity products, amounting to approximately 15 percent, 22 percent and 17 percent of premiums received in 2010, 2009 and 2008, respectively. These broker-dealers also distribute a significant portion of the Company's mutual funds, amounting to approximately 16 percent, 18 percent and 25 percent of sales in 2010, 2009 and 2008, respectively.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

14.2 OTHER RELATED PARTY TRANSACTIONS (CONTINUED)

On February 1, 2004, SAAMCo entered into an administrative services agreement with FSA whereby SAAMCo will pay to FSA a fee based on a percentage of all assets invested through FSA's variable annuity products in exchange for services performed. SAAMCo is the investment advisor for certain trusts that serve as investment options for FSA's variable annuity products. Amounts incurred by the Company under this agreement totaled $2.1 million, $1.8 million and $2.2 million in 2010, 2009 and 2008, respectively, and are included in the Company's consolidated statements of income (loss).

On October 1, 2001, SAAMCo entered into two administrative services agreements with business trusts established by its affiliate, The Variable Annuity Life Insurance Company ("VALIC"), whereby the trust pays to SAAMCo a fee based on a percentage of average daily net assets invested through VALIC's annuity products in exchange for services performed. Amounts earned by SAAMCo under this agreement were $13.2 million, $11.1 million and $14.2 million in 2010, 2009 and 2008, respectively, and are net of certain administrative costs incurred by VALIC of $3.8 million, $3.2 million and $4.1 million, respectively. The net amounts earned by SAAMCo are included in other fees in the consolidated statements of income (loss).

The Company has a support agreement in effect between the Company and American International Group (the "Support Agreement"), pursuant to which American International Group will cause the Company to maintain a policyholders' surplus of not less than $1 million or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, American International Group will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by American International Group to any person of any obligations of the Company. American International Group may terminate the Support Agreement with respect to outstanding obligations of the Company only under certain circumstances, including where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Contract holders have the right to cause the Company to enforce its rights against American International Group and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such contract holder when due, have the right to enforce the Support Agreement directly against American International Group. See Note 16 for more information regarding the Support Agreement.

The Company's insurance policy obligations for individual and group contracts issued prior to December 29, 2006 at 4:00 p.m. Eastern Time are guaranteed ("the "Guarantee") by American Home Assurance Company ("American Home"), a subsidiary of American International Group. American Home files statutory annual and quarterly reports with the New York State Insurance Department, through which such reports are available to the public.

On December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the Guarantee by American Home was terminated. The Guarantee will not cover any contracts with a date of issue later than the Point of Termination. The Guarantee will, however, continue to cover insurance obligations on contracts issued by the Company with a date of issue earlier than the Point of Termination, including obligations arising from purchase payments received with respect to these contracts after the Point of Termination. The Guarantee provides that contract owners owning contracts issued by the Company with a date of issue earlier than the Point of Termination can enforce the Guarantee directly against American Home.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

14.2 OTHER RELATED PARTY TRANSACTIONS (CONTINUED)

Pursuant to a Service and Expense Agreement, American International Group provides, or causes to be provided, administrative, marketing, accounting, occupancy and data processing services to the Company. The Company is billed in accordance with Regulation 30 or Regulation 33, as applicable, of the New York Insurance Department, and billed amounts do not exceed the cost to American International Group. Related to this agreement, the Company is currently the paymaster and payer of shared services for the SunAmerica group of companies. Amounts received for services rendered pursuant to this agreement total $9.4 million for 2010 and amounts paid for such services were $117.7 million and $208.5 million for 2009 and 2008, respectively. Netted in the amount for 2010 was $14.3 million paid to American International Group for services in such year and allocated to affiliates. Amounts payable to affiliates are non-interest bearing and due on demand. The component of such costs that relate to the production or acquisition of new business during these periods amounted to $62.8 million, $43.2 million and $101.4 million in 2010, 2009 and 2008, respectively, and is deferred and amortized as part of DAC. The other components of such costs are included in general and administrative expenses in the consolidated statements of income (loss).

In addition to the reimbursements noted above, an affiliate is responsible for the administration of the Company's fixed annuity contracts and is reimbursed for the cost of administration. Costs charged to the Company to administer these policies were $0.3 million, $0.4 million and $0.5 million in 2010, 2009 and 2008, respectively. The Company believes these costs are less than the Company would have incurred to administer these policies internally.

Pursuant to an Investment Advisory Agreement, the majority of the Company's invested assets are managed by an affiliate of the Company. The allocation of such costs for investment management services is based on the level of assets under management. The investment management fees incurred were $1.7 million, $1.3 million and $1.9 million for the years ended December 31, 2010, 2009 and 2008, respectively.

A separate Service and Expense Sharing Agreement, in compliance with the NASD Notice to Members 03-63, became effective January 1, 2010 for costs related to technology, advertising, payroll and accounts payable processing incurred by the Company for its broker-dealer affiliates. This agreement was entered into in connection with an internal corporate reorganization pursuant to which the Company replaced the Parent as the paymaster and payer of shared services for the SunAmerica group of companies effective as of January 1, 2010. This agreement was amended and restated, effective as of July 1, 2010, to add an additional affiliate to the agreement and update the manner in which costs for shared services would be allocated between the Company and its affiliates that are parties thereto. The amended and restated agreement was further amended on October 29, 2010, to modify the cost allocation applicable to one of the affiliated parties under the agreement.

15. EMPLOYEE BENEFIT PLANS

15.1 EMPLOYEE RETIREMENT PLAN

Employees of American International Group, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans. Eligibility for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

15.1 EMPLOYEE RETIREMENT PLAN (CONTINUED)

The AIG Retirement Plan (the "AIG U.S. Plan") is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee Retirement Income Security Act (ERISA) of 1974. All employees of American International Group and most of its subsidiaries and affiliates who are regularly employed in the United States, including certain U.S. citizens employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with 5 or more years of service is entitled to pension benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with 10 or more years of service may retire early from age 55 to 64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than five years of service, such employee forfeits his or her right to receive any accumulated pension benefits.

Annual funding requirements are determined based on the "traditional unit credit" cost method. The objective under this method is to fund each participant's benefit under the plan as it accrues. Thus, the total pension to which each participant is expected to become entitled at retirement is broken down into units, each associated with a year of past or future credited service.

The following table sets forth the funded status of the AIG US retirement plan.

                                          December 31, 2010   December 31, 2009
                                          -----------------   ------------------
                                                     (In millions)
Fair value of plan assets                 $           3,425   $            3,362
Less projected benefit obligation                     3,878                3,687
                                          -----------------   ------------------
   Funded status                          $            (453)  $             (325)
                                          =================   ==================

The weighted average assumptions that were used to determine its pension benefit obligations as of December 31, 2010 and 2009 are set forth in the table below:

                                          December 31, 2010   December 31, 2009
                                          -----------------   -----------------
Discount rate                                   5.5%                6.0%
Rate of compensation increase (average)         4.0%                4.0%
Measurement date                          December 31, 2010   December 31, 2009
Medical cost trend rate                          N/A                 N/A

In 2010 and 2009, American International Group allocated defined benefit expenses to the Company and its affiliates. The Company's allocated share of net expense for the AIG U.S. Plan was approximately $3.2 million, $2.4 million and $2.3 million for 2010, 2009 and 2008, respectively.

The American General Corporation ("AGC") retirement plan was merged into the AIG U.S. Plan effective January 1, 2002. Benefits for AGC participants were changed effective January 1, 2003 to be substantially similar to the AIG U.S. Plan's benefits subject to grandfathering requirements.

SAFGRS employees began participation and accruing benefits in the AIG U.S. Plan commencing January 1, 2003. Vesting in the AIG U.S. plan begins on the later of January 1, 1999 or date of hire for SAFGRS employees.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

15.1 EMPLOYEE RETIREMENT PLAN (CONTINUED)

Effective July 1, 2009, a cost of living adjustment was provided in the AIG U.S. Plan to all retirees who retired prior to January 1, 2004. The increase was 1% of the original monthly benefit for each year of retirement prior to January 1, 2004, limited to 5 years, and not greater than $300 per month.

The 2009 AIG U.S. Plan information reflects the impact of divestitures of HSB Group, Inc. ("HSB"), 21st Century Insurance Group et al ("PAG"), A. I. Credit Crop. Life segment ("AI Credit Life"), Transatlantic Reinsurance and the impact of reductions-in-force during 2009.

The 2010 AIG U.S. Plan information reflects the impact of divestitures of A. I. Credit Corp P & C segment ("AI Credit P&C"), AIG Global Asset Management Holdings Corp. et al ("Bridge"), American Life Insurance Company et al ("ALICO") and American General Finance et al ("AGF") during 2010.

American International Group also sponsors several unfunded nonqualified defined benefit plans for certain employees, including key executives, designed to supplement pension benefits provided by American International Group's other retirement plans. These include the AIG Excess Retirement Income Plan, which provides a benefit equal to the reduction in benefits payable to certain employees under the AIG U.S. Plan as a result of federal tax limitations on compensation and benefits payable, and the Supplemental Executive Retirement Plan ("SERP"), which provides additional retirement benefits to designated executives. The results in this note do not include the nonqualified plans.

15.2 POSTRETIREMENT BENEFIT PLANS

American International Group's U.S. postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of 10 years of service. Retirees and their dependents that were 65 years old by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May 1, 1989 or prior to January 1, 1993 pay the active employee premium if under age 65 and 50 percent of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination and a lifetime maximum benefit of $5 million. The maximum life insurance benefit prior to age 70 is $32,500, with a maximum $25,000 thereafter.

Effective January 1, 1993, both plans' provisions were amended: employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon years of service at retirement. The life insurance benefit varies by age at retirement from $5,000 for retirement at age 55 through 59 and $10,000 for retirement at ages 60 through 64 and $15,000 from retirement at ages 65 and over.

American International Group's U.S. postretirement medical and life insurance benefits obligations as of December 31, 2010 and 2009 were $279 million and $274 million, respectively. These obligations are not funded currently. The Company's allocated share of other postretirement benefit plan expenses was not material in 2010, 2009 and 2008.

On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 was signed into law. The postretirement medical plan benefits provided by the plan are actuarially equivalent to Medicare Part D under the 2003 Medicare Act and eligible for the federal subsidy. Effective January 1, 2007, this subsidy is passed on to the participants through reduced contributions. The expected amount of subsidy that American International Group will receive for 2010 is $3.1 million.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

15.2 POSTRETIREMENT BENEFIT PLANS (CONTINUED)

Amounts for four Puerto Rico postretirement medical plans have also been included in the 2010 and 2009 figures.

The 2009 postretirement medical plan information reflects the impact of divestitures of HSB, PAG, AI Credit Life and Transatlantic Reinsurance and the impact of reductions-in-force during 2009

As sponsor of the AIG U.S. Plan and other postretirement and defined contribution benefit plans, American International Group is ultimately responsible for the conduct of these plans. The Company is not directly liable for obligations under the plan; its direct obligations result from American International Group's allocation of its share of expenses from the plans. Such allocation is based on the Company's payroll.

Additionally, the Company is jointly and severally responsible with American International Group and other participating companies for funding obligations for the AIG U.S. Plan, ERISA qualified defined contribution plans and ERISA plans issued by other American International Group subsidiaries (the ERISA Plans). If the ERISA Plans do not have adequate funds to pay obligations due participants, the Pension Benefit Guaranty Corporation or Department of Labor could seek payment of such amounts from the members of the American International Group ERISA control group, including the Company. Accordingly, the Company is contingently liable for such obligations. The Company believes that the likelihood of payment under any of these plans is remote. Accordingly, the Company has not established any liability for such contingencies.

15.3 OTHER PLANS

Some of the Company's officers and key employees could receive compensation pursuant to awards under several share-based employee compensation plans. Details of these plans are published in American International Group's regulatory filings with the SEC. American International Group currently settles share option exercises and other share awards to participants by issuing shares it previously acquired and holds in its treasury account. American International Group allocated $21.8 million, $5.9 million and $8.8 million during 2010, 2009 and 2008, respectively, of these stock options and certain other deferred compensation programs to the Company.

In December 2009, American International Group established the Long Term Incentive Plan under which management employees were offered the opportunity to receive additional compensation in the form of cash and stock appreciation rights ("SARs") if certain performance metrics are met. American International Group allocated $14.6 million in 2010 and none in 2009 and 2008 for expenses incurred under this plan.

In addition to several small defined contribution plans, American International Group sponsors a voluntary savings plan for U.S. employees, the AIG Incentive Savings Plan, which provides for salary reduction contributions by employees and matching U.S. contributions by American International Group of up to seven percent of annual salary depending on the employees' years of service and subject to certain compensation limits. Pre-tax expense associated with this plan was $2.3 million, $1.6 million and $2.4 million in 2010, 2009 and 2008, respectively.

Starr International Company, Inc. ("SICO") has provided a series of two-year Deferred Compensation Profit Participation Plans ("SICO Plans") to certain employees of American International Group, its subsidiaries and affiliates. The SICO Plans were created in 1975 when the voting shareholders and Board of Directors of SICO, a private holding company whose principal asset is American International Group common stock, decided that a portion of the capital value of SICO should be used to provide an incentive plan for the current and succeeding managements of all American International companies, including the Company.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

15.3 OTHER PLANS (CONTINUED)

None of the costs of the various benefits provided under the SICO Plans has been paid by the Company, although the Company has recorded a charge to reported earnings for the deferred compensation amounts paid to employees of the Company or its subsidiaries and affiliates by SICO and allocated to the Company, with an offsetting amount credited to additional paid-in capital reflecting amounts considered to be contributed by SICO. Compensation expense with respect to the SICO Plans aggregated $0.2 million in each of 2010, 2009 and 2008, and is included in general and administrative expenses in the consolidated statements of income (loss). Additionally, a corresponding increase to additional paid-in capital was recorded in each year.

15.4 POST-EMPLOYMENT BENEFITS AND COMPENSATED ABSENCES

American International Group provides certain benefits to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently; other expenses are provided for currently. Such expenses include long-term disability benefits, medical and life insurance continuation and COBRA medical subsidies. The costs of these plans are borne by American International Group.

16. SUBSEQUENT EVENTS

EVENTS RELATED TO AMERICAN INTERNATIONAL GROUP

On January 14, 2011, American International Group completed the Recapitalization with the New York Fed, the Department of the Treasury, and the Trust. As part of the Recapitalization, American International Group repaid to the New York Fed approximately $21 billion in cash, representing complete repayment of all amounts owing under American International Group's revolving credit facility with the New York Fed (the "New York Fed credit facility"), and the New York Fed credit facility was terminated. In addition, (i) the shares of American International Group's Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share, held by the Trust were exchanged for 562,868,096 shares of American International Group common stock and were subsequently transferred by the Trust to the Department of the Treasury; (ii) the shares of American International Group's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share, held by the Department of the Treasury were exchanged for 924,546,133 shares of American International Group common stock; and (iii) the shares of American International Group's Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share, held by the Department of the Treasury were exchanged for (a) preferred interests in two special purpose vehicles, (b) 20,000 shares of American International Group's Series G Cumulative Mandatory Convertible Preferred Stock, par value $5.00 per share, a new series of TARP preferred stock, and (c) 167,623,733 shares of American International Group common stock. As a result of the Recapitalization, the Department of the Treasury held 1,655,037,962 shares of newly issued American International Group common stock, representing ownership of approximately 92 percent of the outstanding American International Group common stock at December 31, 2010. After the share exchange and distribution were completed, the Trust terminated pursuant to the terms and conditions of the agreement that established the Trust. It is expected that over time the Department of the Treasury will sell its shares of American International Group common stock on the open market.

On March 10, 2011, American International Group submitted a binding bid to the New York Fed to purchase all of the RMBS owned by ML II for $15.7 billion in cash. If the New York Fed accepted the binding bid, it was anticipated that the Company (along with certain other American International Group companies) would be a purchaser of certain of these RMBS. On March 30, 2011, the New York Fed announced that it was declining American International Group's offer to purchase all of the RMBS held in the ML II portfolio and instead would sell these securities through a competitive process.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

16. SUBSEQUENT EVENTS (CONTINUED)

OTHER RELATED PARTY TRANSACTIONS

On March 30, 2011, American International Group and the Company entered into an Unconditional Capital Maintenance Agreement ("CMA"). Among other things, the CMA provides that American International Group would maintain the Company's total adjusted capital (as defined under applicable insurance laws) at or above a certain specified minimum percentage of the Company's projected company action level risk based capital ("RBC") (as defined under applicable insurance laws). The CMA also provides that if the Company's total adjusted capital is in excess of a certain specified minimum percentage of the Company's company action level RBC (as reflected in the Company's quarterly or annual statutory financial statement), subject to board and regulatory approval(s), the Company would declare and pay ordinary dividends to its shareholder in an amount in excess of that required to maintain the specified minimum percentage. The CMA replaced the existing Support Agreement in effect between American International Group and the Company (see Note 14.2), which agreement was terminated by American International Group in accordance with its terms on April 24, 2011.

                           PART C -- OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements

The following financial statements of Variable Annuity Account Five are incorporated by reference to Form N-4, Post-Effective Amendment No. 10 under the Securities Act of 1933 and Amendment No. 11 under the Investment Company Act of 1940, File Nos. 333-137860 and 811-07727, filed on August 26, 2010, Accession
No. 0000950123-10-081262:
     -   Report of Independent Registered Public Accounting Firm

     -   Statement of Assets and Liabilities as of April 30, 2010


     -   Schedule of Portfolio Investments as of April 30, 2010


     -   Statement of Operations for the year ended April 30, 2010


     - Statement of Changes in Net Assets for the years ended April 30, 2010 and 2009

     -   Notes to Financial Statements


The following consolidated financial statements of SunAmerica Annuity and Life Assurance Company are included in Part B of this Registration Statement:




     -   Report of Independent Registered Public Accounting Firm



     -   Consolidated Balance Sheets as of December 31, 2010 and 2009 (restated)


     -   Consolidated Statements of Income (Loss) and Comprehensive Income
         (Loss) for the years ended December 31, 2010, 2009 (restated) and 2008 (restated)


     - Consolidated Statements of Shareholder's Equity for the years ended December 31, 2010, 2009 (restated) and 2008 (restated)


     - Consolidated Statements of Cash Flows for the years ended December 31, 2010, 2009 (restated) and 2008 (restated)


     -   Notes to Consolidated Financial Statements


(b) Exhibits


(1)   Resolutions Establishing Separate Account.................................    1
(2)   Custody Agreements........................................................    1
(3)   (a)  Form of Distribution Contract........................................    1
      (b)  Form of Selling Agreement............................................    1
(4)   (a)  Variable Annuity Contract............................................    11
      (b)  Optional Death Benefit Enhancement Endorsement.......................    4
      (c)  Guaranteed Minimum Account Value Endorsement.........................    5
      (d)  Guaranteed Minimum Withdrawal Benefit Endorsement....................    6
      (e)  Death Benefit Endorsement............................................    7
      (f)  Purchase Payment Accumulation Optional Death Benefit Endorsement.....    7
      (g)  Maximum Anniversary Value Optional Death Benefit Endorsement.........    7
      (h)  Nursing Home Waiver Endorsement......................................    7
      (i)  Optional Guaranteed Minimum Withdrawal Benefit Maximum Anniversary
           Value Endorsement....................................................    9
      (j)  Optional Guaranteed Minimum Withdrawal Benefit Maximum Anniversary
           Value Endorsement....................................................    10
      (k)  Optional Guaranteed Minimum Withdrawal Benefit For One Life/For Two
           Lives Endorsement....................................................    10
      (l)  Optional Guaranteed Minimum Withdrawal Benefit Endorsement...........    13
      (m)  Form of Optional Guaranteed Minimum Withdrawal Benefit Endorsement...    15
      (n)  Form of Optional Guaranteed Living Benefit Endorsement...............    16
      (o)  Form of Optional Guaranteed Living Benefit Endorsement...............    18
      (p)  Form of Optional Guaranteed Living Benefit Endorsement...............    18
      (q)  Form of Return of Purchase Payment Death Benefit Endorsement.........    18
      (r)  Form of Maximum Anniversary Value Optional Death Benefit
           Endorsement..........................................................    18
      (s)  Form of Optional Death Benefit Endorsement...........................    18
      (t)  Form of Extended Legacy Program Guide................................    21
(5)   (a)  Dollar Cost Averaging Endorsement....................................    2
      (b)  Application for Contract.............................................    3
      (c)  Participant Enrollment Form..........................................    2
(6)   Corporate Documents of Depositor
      (a)  Amended and Restated Articles of Incorporation.......................    19
      (b)  Article of Amendment to the Amended and Restated Articles of
           Incorporation........................................................    19
      (c)  Amended and Restated Bylaws..........................................    19
(7)   Reinsurance Contract......................................................    Not Applicable
(8)   Material Contracts
      (a)  Form of American Funds Insurance Series and SunAmerica Series Trust
           Master-Feeder Fund Participation Agreement...........................    14

      (b)  Form of Fidelity Variable Insurance Products Trust Fund Participation
           Agreement............................................................    17
      (c)  Form of T. Rowe Price Equity Series, Inc. Fund Participation
           Agreement............................................................    17
      (d)  Form of Seasons Series Trust Fund Participation Agreement............    1
(9)   Opinion of Counsel and Consent of Depositor...............................    12
(10)  Consent of Independent Registered Public Accounting Firm..................    Filed Herewith
(11)  Financial Statements Omitted from Item 23.................................    Not Applicable
(12)  Initial Capitalization Agreement..........................................    Not Applicable
(13)  Other
      (a)  Diagram and Listing of All Persons Directly or Indirectly Controlled
           or Under Common Control with SunAmerica Annuity and Life Assurance
           Company, the Depositor of Registrant.................................    21
      (b)  Power of Attorney -- SunAmerica Annuity and Life Assurance Company
           Directors............................................................    21
      (c)  Notice of Termination of Support Agreement...........................    21
      (d)  Capital Maintenance Agreement of American International Group, Inc...    21



--------

1 Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-08859 and 811-07727, filed on March 11, 1997,
     Accession No. 0000912057-97-008516.

2 Incorporated by reference to Post-Effective Amendment No. 2 and Amendment No. 3, File Nos. 333-08859 and 811-07727, filed on July 27, 1998, Accession No. 0001047469-98-028410.

3 Incorporated by reference to Post-Effective Amendment No. 9, File No. 333-08877, filed on September 25, 2000, Accession No. 0000912057-00-042501

4 Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-65118 and 811-03859, filed on September 28, 2001,
     Accession No. 0000950148-01-501929.

5 Incorporated by reference to Post-Effective Amendment No. 10 and Amendment No. 12, File Nos. 333-58234 and 811-03859, filed on April 16, 2004,
     Accession No. 0000950148-04-000752.

6 Incorporated by reference to Post-Effective Amendment No. 25 and Amendment No. 26, File Nos. 333-08859 and 811-07727, filed on May 21, 2004, Accession
     No. 0000950148-04-000953.

7 Incorporated by reference Post-Effective Amendment No. 26 and Amendment No. 27, File Nos. 333-08859 and 811-07727, filed on July 20, 2004, Accession
     No. 0000950129-04-005000.

8 Incorporated by reference to Post-Effective Amendments No. 30 and Amendment No. 31, File Nos. 333-08859 and 811-07727, filed on August 29, 2005,
     Accession No. 0000950129-05-008797.

9 Incorporated by reference to Post-Effective Amendment No. 20 and Amendment No. 22, File Nos. 333-58234 and 811-03859, filed on September 20, 2005,
     Accession No. 0000950129-05-009343.

10 Incorporated by reference to Post Effective Amendment No. 32 and Amendment No. 33, File Nos. 333-08859 and 811-07727, filed on May 1, 2006, Accession No. 0000950129-06-004661.

11 Incorporated by reference to Initial Registration Statement, File Nos. 333-134870 and 811-07727, filed on June 8, 2006, Accession No. 0000950129-06-
     006136.

12 Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-137860 and 811-07727, filed December 21, 2006,
     Accession No. 0000950124-06-007761.

13 Incorporated by reference to Post-Effective Amendment No. 1 and Amendment No. 2, File Nos. 333-137860 and 811-07727, filed on February 13, 2007,
     Accession No. 0000950148-07-000035.

14 Incorporated by reference to Post-Effective Amendment No. 2 and Amendment No. 3, File Nos. 333-137892 and 811-03892, filed on April 26, 2007,
     Accession No. 0000950148-07-000101.

15 Incorporated by reference to Post-Effective Amendment No. 4 and Amendment No. 5, File Nos. 333-137860 and 811-07727, filed on February 4, 2008,
     Accession No. 0000950137-08-001536.

16 Incorporated by reference to Post-Effective Amendment No. 5 and Amendment No. 6, File Nos. 333-137860 and 811-07727, filed on April 29, 2008,
     Accession No. 0000950124-08-002120.

17 Incorporated by reference to Post-Effective Amendment No. 6 and Amendment No. 7, File Nos. 333-137860 and 811-07727, filed on August 25, 2008,
     Accession No. 0000950137-08-011050.

18 Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-157199 and 811-03859, filed on April 27, 2009,
     Accession No. 0000950148-09-000059.

19 Incorporated by reference to Post-Effective Amendment No. 8 and Amendment No. 9, File Nos. 333-137866 and 811-07727, filed on July 21, 2009,
     Accession No. 0000950123-09-023939.

20 Incorporated by reference to Post-Effective Amendment No. 7 and Amendment No. 8, File Nos. 333-157199 and 811-03859, filed on August 25, 2010,
     Accession No. 0000950123-10-080861.


21 Incorporated by reference to Post-Effective Amendment No. 17 and Amendment No. 18, File Nos. 333-137867 and 811-03859, filed on April 27, 2011,
     Accession No. 0000950123-11-040070.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

(a) The officers and directors of SunAmerica Annuity and Life Assurance Company, Depositor, are listed below. Their principal business address is 1 SunAmerica Center, Los Angeles, California 90067-6022, unless otherwise noted.


NAME                             POSITION
----                             --------
Jana W. Greer(1)                 Director, President and Chief Executive Officer
Michael J. Akers(2)              Director and Senior Vice President
N. Scott Gillis(1)               Director, Senior Vice President and Chief
                                 Financial Officer
Roger E. Hahn(2)                 Director
William J. Kane(3)               Director
Scott H. Richland(4)             Director
Edwin R. Raquel(1)               Senior Vice President and Chief Actuary
Christine A. Nixon               Senior Vice President and Secretary
Stewart R. Polakov(1)            Senior Vice President and Controller
Mallary L. Reznik                Senior Vice President, General Counsel and Chief
                                 Compliance Officer (Rule 38A-1)
Timothy W. Still(1)              Senior Vice President
Edward T. Texeria(1)             Senior Vice President and Chief Accounting Officer
Gavin D. Friedman                Vice President and Deputy General Counsel
William T. Devanney, Jr.(1)      Vice President
Rodney A. Haviland(1)            Vice President
Stephen J. Stone(1)              Vice President
Monica F. Suryapranata(1)        Vice President and Variable Annuity Product
                                 Controller
Manda Ghaferi                    Assistant Vice President
Virginia N. Puzon                Assistant Secretary



--------

  (1)  21650 Oxnard Street, Woodland Hills, CA 91367

  (2)  2929 Allen Parkway, Houston, TX 77019


  (3)  10816 Andora Avenue, Chatsworth, CA 91311



  (4)  P.O. Box 297, Palos Verdes Estates, CA 90274



ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT


The Registrant is a separate account of SunAmerica Annuity and Life Assurance Company ("Depositor"). The Depositor is a subsidiary of American International Group, Inc. For a complete listing and diagram of all persons directly or indirectly controlled by or under common control with the Depositor or Registrant, see Exhibit 13(a). An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.'s Form 10-K, SEC File No. 001-08787, Accession No. 0001047469-11-001283, filed on February 24, 2011.


ITEM 27.  NUMBER OF CONTRACT OWNERS


As of March 14, 2011, the number of Seasons Select II contracts funded by Variable Annuity Account Five was 6,680 of which 4,525 were qualified contracts and 2,155 were non-qualified contracts.


ITEM 28.  INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SunAmerica Annuity and Life Assurance Company

Section 10-851 of the Arizona Corporations and Associations law permits the indemnification of directors, officers, employees and agents of Arizona corporations. Article Eight of the Company's Restated Articles of Incorporation, as amended and restated (the "Articles") and Article Five of the Company's Bylaws ("Bylaws") authorize the indemnification of directors and officers to the full extent permitted by the laws, including the advance of expenses under the procedures set forth therein. In addition, the Company's officers and directors are covered by certain directors' and officers' liability insurance policies maintained by the Company's parent. Reference is made to Section 10-851 of the Arizona Corporations and Associations Law, Article Eight of the Articles, and Article Five of the Bylaws.

Additionally, pursuant to the Distribution Agreement filed as Exhibit 3(a) to this Registration Statement, Depositor has agreed to indemnify and hold harmless SunAmerica Capital Services, Inc. ("Distributor") for damages and expenses arising out of (1) any untrue statement or alleged untrue statement of a material fact contained in materials prepared by Depositor in conjunction with the offer and sale of the contracts, or Depositor's failure to comply with applicable law or other material breach of the Distribution Agreement. Likewise, the Distributor has agreed to indemnify and hold harmless Depositor and its affiliates, including its officers, directors and the separate account, for damages and expenses arising out of any untrue statement or alleged untrue statement of a material fact contained in materials prepared by Distributor in conjunction with the offer and sale of the contracts, or Distributor's failure to comply with applicable law or other material breach of the Distribution Agreement.

Pursuant to the Selling Agreement, a form of which was filed as Exhibit 3(b) to this Registration Statement, Depositor and Distributor are generally indemnified by selling broker/dealers firms from wrongful conduct or omissions in conjunction with the sale of the contracts.

ITEM 29.  PRINCIPAL UNDERWRITER

(a) SunAmerica Capital Services, Inc. acts as distributor for the following investment companies:

    SunAmerica Annuity and Life Assurance Company -- Variable Separate Account SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account One
    SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account
    Two
    SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account
    Four
    SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account
    Five
    SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account Seven
    SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account
    Nine
    First SunAmerica Life Insurance Company -- FS Variable Separate Account First SunAmerica Life Insurance Company -- FS Variable Annuity Account One First SunAmerica Life Insurance Company -- FS Variable Annuity Account Two First SunAmerica Life Insurance Company -- FS Variable Annuity Account Five First SunAmerica Life Insurance Company -- FS Variable Annuity Account Nine Anchor Series Trust
    SunAmerica Series Trust
    SunAmerica Equity Funds
    SunAmerica Income Funds
    SunAmerica Focused Series, Inc.
    SunAmerica Money Market Funds, Inc.
    SunAmerica Senior Floating Rate Fund, Inc.

(b) Directors, Officers and principal place of business:


OFFICER/DIRECTORS*                               POSITION
------------------                               --------
Peter A. Harbeck            Director
James T. Nichols            Director, President & Chief Executive Officer
Stephen A. Maginn(1)        Director, Chief Distribution Officer
Frank Curran                Vice President, Controller, Financial Operation
                            Principal and Chief Financial Officer, Treasurer
James D. Siegel             Chief Compliance Officer
John T. Genoy               Vice President
Mallary L. Reznik(2)        Vice President
Christine A. Nixon(2)       Secretary
Virginia N. Puzon(2)        Assistant Secretary

--------

  * Unless otherwise indicated, the principal business address of SunAmerica Capital Services, Inc. and of each of the above individuals is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.

  (1)  Principal business address is 21650 Oxnard Street, Woodland Hills, CA
       91367.

  (2) Principal business address is 1 SunAmerica Center, Los Angeles, California 90067.

(c) SunAmerica Capital Services, Inc. retains no compensation or commissions from the Registrant.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

All of the accounts, books, records or other documents required to be kept by
Section 31(a) of the Investment Company Act of 1940 and its rules are maintained by Depositor at 21650 Oxnard Ave., Woodland Hills, California 91367.

ITEM 31.  MANAGEMENT SERVICES

Not Applicable.

ITEM 32.  UNDERTAKINGS

General Representations
-----------------------

The Registrant and its Depositor are relying upon Rule 6c-7 of the Investment Company Act of 1940 with respect to annuity contracts offered as funding vehicles to participants in the Texas Optional Retirement Program, and the provisions of Paragraphs (a) - (d) of the Rule have been complied with.

The Registrant hereby represents that it is relying on the No-Action Letter issued by the Division of Investment Management to the American Council of Life Insurance dated November 28, 1988 (Commission Ref. No. IP-6-88). Registrant has complied with conditions one through four on the No-Action Letter.

Depositor represents that the fees and charges to be deducted under the Contracts described in the prospectus contained in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Depositor in accordance with Section 26(f)(2)(A) of the Investment Company Act of 1940.

Undertakings of the Registrant
------------------------------

Registrant undertakes to: (a) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (b) include either (1) as part of any application to purchase a contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information; and (c) deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Variable Annuity Account Five certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment to be signed on its behalf, in the City of Los Angeles, and State of California, on this 27th day of April, 2011.


                                        VARIABLE ANNUITY ACCOUNT FIVE
                                        (Registrant)

                                        By: SUNAMERICA ANNUITY AND LIFE
                                            ASSURANCE COMPANY


                                        By:       /s/ MALLARY L. REZNIK

                                            ------------------------------------

                                                     MALLARY L. REZNIK,
                                            SENIOR VICE PRESIDENT & GENERAL
                                                           COUNSEL


                                        By: SUNAMERICA ANNUITY AND LIFE
                                            ASSURANCE COMPANY
                                            (Depositor)


                                        By:       /s/ MALLARY L. REZNIK

                                            ------------------------------------

                                                     MALLARY L. REZNIK,
                                            SENIOR VICE PRESIDENT & GENERAL
                                                           COUNSEL


As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.




          SIGNATURE                             TITLE                          DATE
          ---------                             -----                          ----
JANA W. GREER*                       Director, President & Chief          April 27, 2011
-----------------------------             Executive Officer
JANA W. GREER                       (Principal Executive Officer)


MICHAEL J. AKERS*                              Director                   April 27, 2011
-----------------------------
MICHAEL J. AKERS


N. SCOTT GILLIS*                  Director, Senior Vice President &       April 27, 2011
-----------------------------          Chief Financial Officer
N. SCOTT GILLIS                     (Principal Financial Officer)


ROGER E. HAHN*                                 Director                   April 27, 2011
-----------------------------
ROGER E. HAHN


WILLIAM J. KANE*                               Director                   April 27, 2011
-----------------------------
WILLIAM J. KANE


SCOTT H. RICHLAND*                             Director                   April 27, 2011
-----------------------------
SCOTT H. RICHLAND


STEWART R. POLAKOV*               Senior Vice President & Controller      April 27, 2011
-----------------------------       (Principal Accounting Officer)
STEWART R. POLAKOV


/s/ MANDA GHAFERI                          Attorney-in-Fact               April 27, 2011
-----------------------------
*MANDA GHAFERI

                                  EXHIBIT INDEX


EXHIBIT NO.                                     DESCRIPTION
-----------                                     -----------
    (10)      Consent of Independent Registered Public Accounting Firm